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                  INTERCONNECTION, RESALE AND UNBUNDLING AGREEMENT



                                      BETWEEN



                            GTE CALIFORNIA INCORPORATED



                                        AND



                                     ACI CORP.

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                                  TABLE OF CONTENTS

ARTICLE I
     SCOPE AND INTENT OF AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . .I-1

ARTICLE II
     DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-1

1.   GENERAL DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-1
     1.1  "ACCESS SERVICE REQUEST" . . . . . . . . . . . . . . . . . . . . . . . II-1
     1.2  "ACT". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-1
     1.3  "AFFILIATE". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-1
     1.4  "AMA". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-1
     1.5  "APPLICABLE LAW" . . . . . . . . . . . . . . . . . . . . . . . . . . . II-1
     1.6  "AUTOMATIC LOCATION IDENTIFICATION/DATA MANAGEMENT SYSTEM (ALI/DMS)" . II-1
     1.7  "AUTOMATIC NUMBER IDENTIFICATION" OR "ANI" . . . . . . . . . . . . . . II-1
     1.8  "BELLCORE" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-2
     1.9  "BILL-AND-KEEP ARRANGEMENT". . . . . . . . . . . . . . . . . . . . . . II-2
     1.10 "BONA FIDE REQUEST (BFR)". . . . . . . . . . . . . . . . . . . . . . . II-2
     1.11 "BUSINESS DAY" . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-2
     1.12 "CENTRAL OFFICE SWITCH". . . . . . . . . . . . . . . . . . . . . . . . II-2
     1.13 "CENTRALIZED MESSAGE DISTRIBUTION SYSTEM" (CMDS) . . . . . . . . . . . II-2
     1.14 "CLLI CODES" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-2
     1.15 "COMMERCIAL MOBILE RADIO SERVICES" (CMRS). . . . . . . . . . . . . . . II-2
     1.16 "COMMISSION" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-2
     1.17 "COMMON CHANNEL SIGNALING" OR "CCS". . . . . . . . . . . . . . . . . . II-3
     1.18 "COMPETITIVE LOCAL EXCHANGE CARRIER" (CLEC). . . . . . . . . . . . . . II-3
     1.19 "COMPLIANCE" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-3
     1.20 "CUSTOMER" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-3
     1.21 "CUSTOMER USAGE DATA". . . . . . . . . . . . . . . . . . . . . . . . . II-3
     1.22 "DS-1" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-3
     1.23 "DS-3" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-3
     1.24 "ELECTRONIC FILE TRANSFER" . . . . . . . . . . . . . . . . . . . . . . II-3
     1.25 "EMR". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-3
     1.26 "E-911 SERVICE". . . . . . . . . . . . . . . . . . . . . . . . . . . . II-3
     1.27 "EXCHANGE SERVICE" . . . . . . . . . . . . . . . . . . . . . . . . . . II-3
     1.28 "EIS" OR "EXPANDED INTERCONNECTION SERVICE". . . . . . . . . . . . . . II-3
     1.29 "FACILITY" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-4
     1.30 "FCC". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-4
     1.31 "GENERATOR". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-4
     1.32 "GTOC" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-4
     1.33 "GUIDE". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-4
     1.34 "HAZARDOUS CHEMICAL" . . . . . . . . . . . . . . . . . . . . . . . . . II-4


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
     1.35 "HAZARDOUS WASTE". . . . . . . . . . . . . . . . . . . . . . . . . . . II-4
     1.36 "IMMINENT DANGER". . . . . . . . . . . . . . . . . . . . . . . . . . . II-4
     1.37 "INCUMBENT LOCAL EXCHANGE CARRIER" (ILEC). . . . . . . . . . . . . . . II-4
     1.38 "INTERIM NUMBER PORTABILITY (INP)" . . . . . . . . . . . . . . . . . . II-5
     1.39 "INTERCONNECTION POINT" ("IP") . . . . . . . . . . . . . . . . . . . . II-5
     1.40 "ISDN USER PART (ISUP)". . . . . . . . . . . . . . . . . . . . . . . . II-5
     1.41 "IXC" OR "INTEREXCHANGE CARRIER" . . . . . . . . . . . . . . . . . . . II-5
     1.42 "INTERNETWORK FACILITIES" OR "INTERCONNECTION FACILITY". . . . . . . . II-5
     1.43 "LATA" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-5
     1.44 "LINE INFORMATION DATA BASE (LIDB)". . . . . . . . . . . . . . . . . . II-5
     1.45 "LINE SIDE". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-5
     1.46 "LOCAL EXCHANGE CARRIER" OR "LEC". . . . . . . . . . . . . . . . . . . II-5
     1.47 "LOCAL EXCHANGE ROUTING GUIDE" OR "LERG" . . . . . . . . . . . . . . . II-5
     1.48 "LOCAL NUMBER PORTABILITY (LNP)" . . . . . . . . . . . . . . . . . . . II-6
     1.49 "LOCAL TRAFFIC". . . . . . . . . . . . . . . . . . . . . . . . . . . . II-6
     1.50 "MDF" OR "MAIN DISTRIBUTION FRAME" . . . . . . . . . . . . . . . . . . II-6
     1.51 "MEET-POINT BILLING" OR "MPB". . . . . . . . . . . . . . . . . . . . . II-6
     1.52 "MECAB". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-6
     1.53 "MECOD". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-6
     1.54 "MID-SPAN FIBER MEET". . . . . . . . . . . . . . . . . . . . . . . . . II-6
     1.55 "NANP" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-7
     1.56 "NETWORK ELEMENT". . . . . . . . . . . . . . . . . . . . . . . . . . . II-7
     1.57 "NID" OR "NETWORK INTERFACE DEVICE". . . . . . . . . . . . . . . . . . II-7
     1.58 "NUMBERING PLAN AREA" OR "NPA" . . . . . . . . . . . . . . . . . . . . II-7
     1.59 "NXX", "NXX CODE", "CENTRAL OFFICE CODE" OR "CO CODE". . . . . . . . . II-7
     1.60 "911 SERVICE". . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-7
     1.61 "OWNER AND OPERATOR" . . . . . . . . . . . . . . . . . . . . . . . . . II-7
     1.62 "POI". . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-7
     1.63 "POLE ATTACHMENT". . . . . . . . . . . . . . . . . . . . . . . . . . . II-7
     1.64 "PROVIDER" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-8
     1.65 "PUBLIC SAFETY ANSWERING POINT" OR "PSAP". . . . . . . . . . . . . . . II-8
     1.66 "RATE CENTER". . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-8
     1.67 "RIGHT-OF-WAY" OR "ROW". . . . . . . . . . . . . . . . . . . . . . . . II-8
     1.68 "ROUTING POINT". . . . . . . . . . . . . . . . . . . . . . . . . . . . II-8
     1.69 "SERVICE CONTROL POINT" OR "SCP" . . . . . . . . . . . . . . . . . . . II-8
     1.70 "SERVICE SWITCHING POINT" OR "SSP" . . . . . . . . . . . . . . . . . . II-8
     1.71 "SIGNALING POINT" OR "SP". . . . . . . . . . . . . . . . . . . . . . . II-9
     1.72 "SIGNALING SYSTEM 7" OR "SS7". . . . . . . . . . . . . . . . . . . . . II-9
     1.73 "SIGNAL TRANSFER POINT" OR "STP" . . . . . . . . . . . . . . . . . . . II-9
     1.74 "SUBSIDIARY" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-9
     1.75 "SYNCHRONOUS OPTICAL NETWORK" OR "SONET" . . . . . . . . . . . . . . . II-9
     1.76 "SWITCHED ACCESS SERVICE". . . . . . . . . . . . . . . . . . . . . . . II-9
     1.77 "TELECOMMUNICATIONS SERVICES". . . . . . . . . . . . . . . . . . . . . II-9
     1.78 "THIRD PARTY CONTAMINATION". . . . . . . . . . . . . . . . . . . . . . II-9
     1.79 "TRUNK SIDE" . . . . . . . . . . . . . . . . . . . . . . . . . . . . . II-9


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
     1.80 "UNDEFINED TERMS". . . . . . . . . . . . . . . . . . . . . . . . . . . II-9
     1.81 "VERTICAL FEATURES" (INCLUDING "CLASS FEATURES") . . . . . . . . . . . II-9
     1.82 "WIRE CENTER". . . . . . . . . . . . . . . . . . . . . . . . . . . . .II-10

ARTICLE III
     GENERAL PROVISIONS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-1

1.   SCOPE OF GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . .III-1

2.   TERM AND TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .III-1
     2.1  TERM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-1
     2.2  POST-TERMINATION ARRANGEMENTS. . . . . . . . . . . . . . . . . . . . .III-1
     2.3  TERMINATION UPON DEFAULT . . . . . . . . . . . . . . . . . . . . . . .III-1
     2.4  TERMINATION UPON SALE. . . . . . . . . . . . . . . . . . . . . . . . .III-1
     2.5  LIABILITY UPON TERMINATION . . . . . . . . . . . . . . . . . . . . . .III-2

3.   AMENDMENTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-2

4.   ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-2

5.   AUTHORITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-2

6.   RESPONSIBILITY FOR PAYMENT. . . . . . . . . . . . . . . . . . . . . . . . .III-2

7.   BILLING AND PAYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-2
     7.1  DISPUTE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-2
     7.2  LATE PAYMENT CHARGE. . . . . . . . . . . . . . . . . . . . . . . . . .III-3
     7.3  DUE DATE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-3
     7.4  AUDITS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-3

8.   BINDING EFFECT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-3

9.   CAPACITY PLANNING AND FORECASTING . . . . . . . . . . . . . . . . . . . . .III-3

10.  COMPLIANCE WITH LAWS AND REGULATIONS. . . . . . . . . . . . . . . . . . . .III-4

11.  CONFIDENTIAL INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . .III-4
     11.1 IDENTIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-4
     11.2 HANDLING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-4
     11.3 EXCEPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-5
     11.4 SURVIVAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-5

12.  CONSENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-5

13.  COOPERATION ON FRAUD MINIMIZATION . . . . . . . . . . . . . . . . . . . . .III-5


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
14.  DISPUTE RESOLUTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-5
     14.1 ALTERNATIVE TO LITIGATION. . . . . . . . . . . . . . . . . . . . . . .III-5
     14.2 NEGOTIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-6
     14.3 ARBITRATION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-6
     14.4 EXPEDITED ARBITRATION PROCEDURES . . . . . . . . . . . . . . . . . . .III-7
     14.5 COSTS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-7
     14.6 CONTINUOUS SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . .III-7

15.  ENTIRE AGREEMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-7

16.  EXPENSES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-7

17.  FORCE MAJEURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-7

18.  GOOD FAITH PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . . .III-8

19.  GOVERNING LAW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-8

20.  STANDARD PRACTICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-8

21.  HEADINGS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .III-8

22.  INDEPENDENT CONTRACTOR RELATIONSHIP . . . . . . . . . . . . . . . . . . . .III-8

23.  LAW ENFORCEMENT INTERFACE . . . . . . . . . . . . . . . . . . . . . . . . .III-8

24.  LIABILITY AND INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . .III-9
     24.1 INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . . . . .III-9
     24.2 END USER AND CONTENT-RELATED CLAIMS. . . . . . . . . . . . . . . . . .III-9
     24.3 DISCLAIMER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-10
     24.4 LIMITATION OF LIABILITY. . . . . . . . . . . . . . . . . . . . . . . III-10
     24.5 INTELLECTUAL PROPERTY. . . . . . . . . . . . . . . . . . . . . . . . III-10

25.  MULTIPLE COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . . . . . . III-10

26.  NO OFFER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-10

27.  NO THIRD PARTY BENEFICIARIES. . . . . . . . . . . . . . . . . . . . . . . III-11

28.  NOTICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-11

29.  PROTECTION. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-12
     29.1 IMPAIRMENT OF SERVICE. . . . . . . . . . . . . . . . . . . . . . . . III-12
     29.2 RESOLUTION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-12


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
30.  PUBLICITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-12

31.  REGULATORY AGENCY CONTROL.. . . . . . . . . . . . . . . . . . . . . . . . III-12

32.  (INTENTIONALLY LEFT BLANK). . . . . . . . . . . . . . . . . . . . . . . . III-12

33.  EFFECTIVE DATE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-12

34.  REGULATORY MATTERS. . . . . . . . . . . . . . . . . . . . . . . . . . . . III-13

35.  RULE OF CONSTRUCTION. . . . . . . . . . . . . . . . . . . . . . . . . . . III-13

36.  SECTION REFERENCES. . . . . . . . . . . . . . . . . . . . . . . . . . . . III-13

37.  SERVICE STANDARDS . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-13

38.  SEVERABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-13

39.  SUBCONTRACTORS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-13

40.  SUBSEQUENT LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-13

41.  TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-14

42.  TRADEMARKS AND TRADE NAMES. . . . . . . . . . . . . . . . . . . . . . . . III-14

43.  WAIVER. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-15

44.  ENVIRONMENTAL RESPONSIBILITY. . . . . . . . . . . . . . . . . . . . . . . III-15

45.  TBD PRICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-16

46.  AMENDMENT OF CERTAIN RATES,TERMS AND CONDITIONS . . . . . . . . . . . . . III-17

ARTICLE IV
     GENERAL RULES GOVERNING RESOLD SERVICESAND UNBUNDLED ELEMENTS . . . . . . . IV-1

1.   GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . IV-1

2.   LIABILITY OF GTE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . IV-1
     2.1  INAPPLICABILITY OF TARIFF LIABILITY. . . . . . . . . . . . . . . . . . IV-1
     2.2  ACI TARIFFS OR CONTRACTS . . . . . . . . . . . . . . . . . . . . . . . IV-1
     2.3  NO LIABILITY FOR ERRORS. . . . . . . . . . . . . . . . . . . . . . . . IV-1


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
3.   UNAUTHORIZED CHANGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . IV-2
     3.1  PROCEDURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . IV-2

4.   IMPACT OF PAYMENT OF CHARGES ON SERVICE . . . . . . . . . . . . . . . . . . IV-2

5.   UNLAWFUL USE OF SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . IV-3

6.   TIMING OF MESSAGES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . IV-3

7.   PROCEDURES FOR PREORDERING, ORDERING, PROVISIONING, ETC.. . . . . . . . . . IV-3

8.   CUSTOMER CONTACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . IV-3

9.   LETTER OF AUTHORIZATION . . . . . . . . . . . . . . . . . . . . . . . . . . IV-4

ARTICLE V
     INTERCONNECTION AND TRANSPORT AND TERMINATION OF TRAFFIC. . . . . . . . . . .V-1

1.   SERVICES COVERED BY THIS ARTICLE. . . . . . . . . . . . . . . . . . . . . . .V-1
     1.1  TYPES OF SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . .V-1
     1.2  SERVICE LOCATIONS FOR INTERCONNECTION SERVICES AND FACILITIES. . . . . .V-1
     1.3  ADDITIONAL SERVICES OR SERVICE LOCATIONS . . . . . . . . . . . . . . . .V-1

2.   BILLING AND RATES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .V-1
     2.1  RATES AND CHARGES. . . . . . . . . . . . . . . . . . . . . . . . . . . .V-1
     2.2  BILLING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .V-1

3.   TRANSPORT AND TERMINATION OF TRAFFIC. . . . . . . . . . . . . . . . . . . . .V-2
     3.1  TRAFFIC TO BE EXCHANGED. . . . . . . . . . . . . . . . . . . . . . . . .V-2
     3.2  COMPENSATION FOR EXCHANGE OF TRAFFIC . . . . . . . . . . . . . . . . . .V-2
     3.3  TANDEM SWITCHING TRAFFIC . . . . . . . . . . . . . . . . . . . . . . . .V-3
     3.4  INTER-TANDEM SWITCHING . . . . . . . . . . . . . . . . . . . . . . . . .V-4

4.   DIRECT NETWORK INTERCONNECTION. . . . . . . . . . . . . . . . . . . . . . . .V-4
     4.1  NETWORK INTERCONNECTION ARCHITECTURE . . . . . . . . . . . . . . . . . .V-4
     4.2  COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .V-5
     4.3  TRUNKING REQUIREMENTS. . . . . . . . . . . . . . . . . . . . . . . . . .V-6
     4.4  NETWORK REDESIGNS INITIATED BY GTE . . . . . . . . . . . . . . . . . . .V-7
     4.5  INTERCONNECTION CALLING AND CALLED SCOPES FOR THE ACCESS TANDEM
          INTERCONNECTION AND THE END OFFICE INTERCONNECTION . . . . . . . . . . .V-7

5.   INDIRECT NETWORK INTERCONNECTION. . . . . . . . . . . . . . . . . . . . . . .V-8

6.   NUMBER RESOURCES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .V-8


                                     -vi-

     6.1  NUMBER ASSIGNMENT. . . . . . . . . . . . . . . . . . . . . . . . . . . .V-8
     6.2  RATE CENTERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .V-8
     6.3  ROUTING POINTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .V-8
     6.4  CODE AND NUMBERS ADMINISTRATION. . . . . . . . . . . . . . . . . . . . .V-8
     6.5  PROGRAMMING SWITCHES . . . . . . . . . . . . . . . . . . . . . . . . . .V-9

7.   NUMBER PORTABILITY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .V-9
     7.1  INTERIM NUMBER PORTABILITY (INP) . . . . . . . . . . . . . . . . . . . .V-9
     7.2  LOCAL NUMBER PORTABILITY (LNP) . . . . . . . . . . . . . . . . . . . . .V-9

8.   MEET-POINT BILLING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . V-10
     8.1  MEET-POINT ARRANGEMENTS. . . . . . . . . . . . . . . . . . . . . . . . V-10
     8.2  COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . V-11

9.   COMMON CHANNEL SIGNALING. . . . . . . . . . . . . . . . . . . . . . . . . . V-11
     9.1  SERVICE DESCRIPTION. . . . . . . . . . . . . . . . . . . . . . . . . . V-11
     9.2  SIGNALING PARAMETERS . . . . . . . . . . . . . . . . . . . . . . . . . V-11
     9.3  PRIVACY INDICATORS . . . . . . . . . . . . . . . . . . . . . . . . . . V-11
     9.4  CONNECTION THROUGH STP . . . . . . . . . . . . . . . . . . . . . . . . V-12
     9.5  THIRD PARTY SIGNALING PROVIDERS. . . . . . . . . . . . . . . . . . . . V-12
     9.6  MULTI-FREQUENCY SIGNALING. . . . . . . . . . . . . . . . . . . . . . . V-12

10.  SERVICE QUALITY AND PERFORMANCE . . . . . . . . . . . . . . . . . . . . . . V-12

11.  NETWORK OUTAGES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . V-12

ARTICLE VI
     RESALE OF SERVICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . VI-1

ARTICLE VII
     UNBUNDLED NETWORK ELEMENTS. . . . . . . . . . . . . . . . . . . . . . . . .VII-1

1.   GENERAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .VII-1

2.   UNBUNDLED NETWORK ELEMENTS. . . . . . . . . . . . . . . . . . . . . . . . .VII-1
          2.1  CATEGORIES. . . . . . . . . . . . . . . . . . . . . . . . . . . .VII-1
          2.2  PRICES. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .VII-1
          2.3  INTERCONNECTION TO UNBUNDLED ELEMENTS . . . . . . . . . . . . . .VII-1
          2.4  SERVICE QUALITY . . . . . . . . . . . . . . . . . . . . . . . . .VII-2

3.   NETWORK INTERFACE DEVICE. . . . . . . . . . . . . . . . . . . . . . . . . .VII-2
          3.1  DIRECT CONNECTION . . . . . . . . . . . . . . . . . . . . . . . .VII-2
          3.2  NID TO NID CONNECTION . . . . . . . . . . . . . . . . . . . . . .VII-3
          3.3  REMOVAL OF CABLE PAIRS. . . . . . . . . . . . . . . . . . . . . .VII-3
          3.4  MAINTENANCE . . . . . . . . . . . . . . . . . . . . . . . . . . .VII-3


                                    -vii-

4.   LOOP ELEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .VII-4
          4.1  SERVICE DESCRIPTION . . . . . . . . . . . . . . . . . . . . . . .VII-4
          4.2  CATEGORIES OF LOOPS . . . . . . . . . . . . . . . . . . . . . . .VII-4
          4.3  CONDITIONED LOOPS . . . . . . . . . . . . . . . . . . . . . . . .VII-5
          4.4  FEATURES, FUNCTIONS, ATTRIBUTES . . . . . . . . . . . . . . . . .VII-5
          4.5  LOOP CARRIER TECHNOLOGIES . . . . . . . . . . . . . . . . . . . .VII-6
          4.6  UNBUNDLED LOOP FACILITY QUALIFICATION . . . . . . . . . . . . . .VII-7
          4.7  COMPATIBILITY . . . . . . . . . . . . . . . . . . . . . . . . . .VII-8
          4.8  SUBLOOPS. . . . . . . . . . . . . . . . . . . . . . . . . . . . .VII-8

5.   PORT AND LOCAL SWITCHING ELEMENTS . . . . . . . . . . . . . . . . . . . . .VII-8
          5.1  PORT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .VII-8
          5.2  PORTS AVAILABLE AS UNBUNDLED NETWORK ELEMENTS . . . . . . . . . .VII-9
          5.3  PORT PRICES . . . . . . . . . . . . . . . . . . . . . . . . . . .VII-9
          5.4  LOCAL SWITCHING . . . . . . . . . . . . . . . . . . . . . . . . .VII-9
          5.5  COMPLIANCE WITH SECTION . . . . . . . . . . . . . . . . . . . . VII-10
          5.6  SHARED TRANSPORT. . . . . . . . . . . . . . . . . . . . . . . . VII-10

6.   DEDICATED TRANSPORT . . . . . . . . . . . . . . . . . . . . . . . . . . . VII-11

7.   SS7 TRANSPORT AND SIGNALING . . . . . . . . . . . . . . . . . . . . . . . VII-12

8.   LIDB SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . VII-12

9.   DATABASE 800-TYPE SERVICES. . . . . . . . . . . . . . . . . . . . . . . . VII-12

10.  OPERATOR SERVICES (OS) AND DIRECTORY ASSISTANCE (DA). . . . . . . . . . . VII-12

11.  CUSTOMIZED ROUTING. . . . . . . . . . . . . . . . . . . . . . . . . . . . VII-13

12.  ADVANCED INTELLIGENT NETWORK ACCESS (AIN) . . . . . . . . . . . . . . . . VII-14

13.  NONDISCRIMINATION PROVISION AND SUPPORT . . . . . . . . . . . . . . . . . VII-14

14.  PROVISIONING INTERVALS. . . . . . . . . . . . . . . . . . . . . . . . . . VII-14

15.  DIRECTORY ASSISTANCE LISTING. . . . . . . . . . . . . . . . . . . . . . . VII-14

ARTICLE VIII
     ADDITIONAL SERVICES AND COORDINATED SERVICE ARRANGEMENTS. . . . . . . . . VIII-1

1.   BONA FIDE REQUEST PROCESS . . . . . . . . . . . . . . . . . . . . . . . . VIII-1
     1.1  INTENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . VIII-1
     1.2  PROCESS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . VIII-1


                                   -viii-

2.   TRANSFER OF SERVICE ANNOUNCEMENTS . . . . . . . . . . . . . . . . . . . . VIII-1

3.   MISDIRECTED CALLS . . . . . . . . . . . . . . . . . . . . . . . . . . . . VIII-2

4.   911/E911 ARRANGEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . VIII-2
     4.1  DESCRIPTION OF SERVICE . . . . . . . . . . . . . . . . . . . . . . . VIII-2
     4.2  TRANSPORT. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . VIII-2
     4.3  COOPERATION AND LEVEL OF PERFORMANCE . . . . . . . . . . . . . . . . VIII-2
     4.4  BASIC 911 AND E911 GENERAL REQUIREMENTS. . . . . . . . . . . . . . . VIII-3
     4.5  COMPENSATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . VIII-8

5.   INFORMATION SERVICES TRAFFIC. . . . . . . . . . . . . . . . . . . . . . . VIII-8
     5.1  ROUTING. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . VIII-8
     5.2  BILLING AND COLLECTION AND INFORMATION SERVICE PROVIDER (ISP)
          REMUNERATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . VIII-8
     5.3  900-976 CALL BLOCKING. . . . . . . . . . . . . . . . . . . . . . . . VIII-9
     5.4  MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . VIII-9

6.   TELEPHONE RELAY SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . VIII-9

7.   DIRECTORY ASSISTANCE (DA) AND OPERATOR SERVICES (OS). . . . . . . . . . . VIII-9
     7.1  DIRECTORY ASSISTANCE CALLS . . . . . . . . . . . . . . . . . . . . . VIII-9
     7.2  OPERATOR SERVICES CALLS. . . . . . . . . . . . . . . . . . . . . . . VIII-9

8.   DIRECTORY ASSISTANCE LISTINGS INFORMATION . . . . . . . . . . . . . . . .VIII-10

9.   DIRECTORY LISTINGS AND DIRECTORY DISTRIBUTION . . . . . . . . . . . . . .VIII-10

10.  BUSY LINE VERIFICATION AND BUSY LINE VERIFICATION INTERRUPT . . . . . . .VIII-11

11.  SAG.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .VIII-11

12.  DIALING FORMAT CHANGES. . . . . . . . . . . . . . . . . . . . . . . . . .VIII-11

13.  OPERATIONAL SUPPORT SYSTEMS (OSS) . . . . . . . . . . . . . . . . . . . .VIII-11

ARTICLE IX
     COLLOCATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . IX-1

     1. PHYSICAL COLLOCATION . . . . . . . . . . . . . . . . . . . . . . . . . . IX-1
     1.1  SPACE PLANNING . . . . . . . . . . . . . . . . . . . . . . . . . . . . IX-1
     1.2  CONNECTION TO CUSTOMER LOOPS AND PORTS . . . . . . . . . . . . . . . . IX-1


                                     -ix-

     1.3  CONNECTION TO OTHER COLLOCATED CARRIERS. . . . . . . . . . . . . . . . IX-2
     1.4  CHOICE OF VENDOR . . . . . . . . . . . . . . . . . . . . . . . . . . . IX-2
     1.5  MONITORING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . IX-2
     1.6  PHONE SERVICE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . IX-2
     1.7  INTRAOFFICE DIVERSITY. . . . . . . . . . . . . . . . . . . . . . . . . IX-2
     1.8  NOTIFICATION OF MODIFICATIONS. . . . . . . . . . . . . . . . . . . . . IX-2
     1.9  DRAWINGS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . IX-3
     1.10 CONSTRUCTION OF SPACE. . . . . . . . . . . . . . . . . . . . . . . . . IX-3
     1.11 CONNECTION EQUIPMENT . . . . . . . . . . . . . . . . . . . . . . . . . IX-4
     1.12 ACCESS TO ACI COLLOCATION SPACE. . . . . . . . . . . . . . . . . . . . IX-4
     1.14 COMMON COLLOCATION SPACE . . . . . . . . . . . . . . . . . . . . . . . IX-5

2.   ACCESS TO UNBUNDLED ELEMENTS. . . . . . . . . . . . . . . . . . . . . . . . IX-5

ARTICLE X
     ACCESS TO POLES, DUCTS, CONDUITS AND RIGHTS-OF-WAY. . . . . . . . . . . . . .X-1

APPENDIX A
     SERVICE MATRIX. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .A-1

APPENDIX B
     INTERCONNECTION, TELECOMMUNICATIONS SERVICESAND FACILITIES AGREEMENT. . . . .B-1

APPENDIX C
     RATES AND CHARGES FORTRANSPORT AND TERMINATION OF TRAFFIC . . . . . . . . . .C-1

APPENDIX D
     RATES AND CHARGES FOR INTERIM NUMBER PORTABILITY USING RCF. . . . . . . . . .D-1

APPENDIX E

     (Reserved For Future Use) . . . . . . . . . . . . . . . . . . . . . . . . . .E-1

APPENDIX F
     PRICES FOR UNBUNDLED ELEMENTS . . . . . . . . . . . . . . . . . . . . . . . .F-2

APPENDIX G
     RATES AND CHARGES FOR 911/E911 ARRANGEMENTS . . . . . . . . . . . . . . . . .G-1

APPENDIX H
     SERVICE ORDERING, PROVISIONING, BILLING AND MAINTENANCE . . . . . . . . . . .H-1


                                     -x-

APPENDIX I
     (Reserved For Future Use) . . . . . . . . . . . . . . . . . . . . . . . . . .I-1

APPENDIX J
     (Reserved For Future Use) . . . . . . . . . . . . . . . . . . . . . . . . . .J-1

APPENDIX K
     (Reserved For Future Use) . . . . . . . . . . . . . . . . . . . . . . . . . .K-1

APPENDIX L
     COMPENSATION FOR EXCHANGE OF TRAFFIC USING UNBUNDLED ELEMENTS . . . . . . . .L-1

APPENDIX 46A
     GTE/ACI OPT-IN NEGOTIATION ISSUES MCI TERMS . . . . . . . . . . . . . . . .46A-1

APPENDIX 46B
     GTE/ACI OPT-IN NEGOTIATION ISSUES GTE TERMS . . . . . . . . . . . . . . . .46B-1

This Interconnection, Resale and Unbundling Agreement (the "Agreement"), is made effective as of _______________, 199__, by and between GTE California Incorporated, with its address for purposes of this Agreement at 600 Hidden Ridge Drive, Irving, Texas 75038 ("GTE"), and ACI CORP. dba Accelerated Connections, Inc., in its capacity as a certified provider of telecommunications services ("ACI"), with its address for this Agreement at 8787 Complex Drive, Suite 200, San Diego, California 92123 (GTE and ACI being referred to collectively as the "Parties" and individually as a "Party"). This Agreement covers services in the state of California only (the "State").

WHEREAS, interconnection between competing Local Exchange Carriers ("LECs") is necessary and desirable for the mutual exchange and termination of traffic originating on each LEC's network; and

WHEREAS, the Parties desire to exchange such traffic and related signaling in a technically and economically efficient manner at defined and mutually agreed upon interconnection points; and

WHEREAS, the Parties wish to enter into an agreement to interconnect their respective telecommunications networks on terms that are fair and equitable to both Parties; and

WHEREAS, Section 251 of the Telecommunications Act of 1996 (the "Act") imposes specific obligations on LECs with respect to the interconnection of their networks, resale of their telecommunications services, access to their poles, ducts, conduits and rights-of-way and, in certain cases, the offering of certain unbundled network elements and physical collocation of equipment in LEC premises; and

WHEREAS, both Parties agree that: rates in this Agreement are those that resulted from the arbitration of the MCI agreement, which is currently on appeal; both Parties wish to avoid the expense and delay of arbitrating rates in this Agreement; ACI is putting itself in the legal position of MCI with respect to those rates in this Agreement that are drawn from the MCI arbitration; GTE is fully preserving its legal positions, rights and remedies with respect to those rates, and; the Parties will conform the rates in this Agreement to the results of that appeal and any subsequent proceedings.

NOW, THEREFORE, in consideration of the mutual provisions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GTE and ACI hereby covenant and agree as follows:

                                  ARTICLE I
                       SCOPE AND INTENT OF AGREEMENT


Pursuant to this Agreement, the Parties will extend certain arrangements to one another within each area in which they both operate within the State for purposes of interconnection and the exchange of traffic between their respective end user customers, and reciprocal access to poles, ducts, conduits and rights-of-way. This Agreement also governs the purchase by ACI of certain unbundled network elements from GTE, and the terms and conditions of the collocation of certain equipment of ACI in the premises of GTE. This Agreement will be submitted to the California Public Utilities Commission (the "Commission") for approval. The Parties agree that their entrance into this Agreement is without prejudice to and does not waive any positions they may have taken previously, or may take in the future, in any legislative, regulatory, judicial or other public forum addressing any matters, including matters related to the same types of arrangements and/or matters related to GTE's cost recovery covered in this Agreement. ACI agrees to negotiate nondiscriminatory terms and conditions for the provision of services and facilities to GTE. GTE's execution of this Agreement is not a concession or waiver in any manner concerning its position that certain of the rates contained herein are unlawful, illegal and improper.

The services and facilities to be provided to ACI by GTE in satisfaction of this Agreement may be provided pursuant to GTE tariffs and then current practices. As to services and facilities, the terms of which are governed by tariff pursuant to the terms of this Agreement, then modification to the tariff terms will be deemed to be applicable to any rates, terms, and conditions of this Agreement, unless otherwise specified herein in accordance with Article III, Section 40. Should services and facilities, the terms of which are defined in this Agreement (and not governed by tariff pursuant to terms of this Agreement), be modified by an immediately effective Order, including any modifications resulting from other Commission proceedings, federal court review or other judicial action, the modifications will be deemed to be applicable to any rates, terms, and conditions of this Agreement, unless otherwise specified herein in accordance with Article III,
Section 40.

                                      ARTICLE II
                                     DEFINITIONS


1. GENERAL DEFINITIONS. Except as otherwise specified herein, the following definitions shall apply to all Articles and Appendices contained in this Agreement. Additional definitions that are specific to the matters covered in a particular Article may appear in that Article. To the extent that there may be any conflict between a definition set forth in this Article II and any definition in a specific Article or Appendix, the definition set forth in the specific Article or Appendix shall control with respect to that Article or Appendix.

1.1 "ACCESS SERVICE REQUEST" (ASR) means an industry standard form used by the Parties to add, establish, change or disconnect services or trunks for the purposes of Interconnection.

1.2 "ACT" means the Telecommunications Act of 1996, Public Law 104-104 of the 104th United States Congress effective February 8, 1996.

1.3 "AFFILIATE" of a Party means a person, corporation or other legal entity that, directly or indirectly, owns or controls a Party, or is owned or controlled by, or is under common ownership or control with a Party.

1.4 "AMA" means the Automated Message Accounting structure inherent in switch technology that initially records telecommunication message information. AMA format is contained in the Automated Message Accounting document, published by Bellcore as GR-1100-CORE which defines the industry standard for message recording.

1.5 "APPLICABLE LAW" shall mean all laws, statutes, common law, regulations, ordinances, codes, rules, guidelines, orders, permits, and approvals of any Governmental Authority, which apply or relate to the subject matter of this Agreement.

1.6 "AUTOMATIC LOCATION IDENTIFICATION/DATA MANAGEMENT SYSTEM (ALI/DMS)" means the emergency services (E911/911) database containing customer location information (including name, address, telephone number, and sometimes special information from the local service provider) used to process subscriber access records into Automatic Location Identification
     (ALI) records. From this database, records are forwarded to GTE's ALI Gateway for downloading by local ALI database systems to be available for retrieval in response to ANI from a 9-1-1 call. Also, from this database, GTE will upload to its selective routers the selective router ALI (SR/ALI) which is used to determine to which Public Safety Answering Point ("PSAP") to route the call.

1.7 "AUTOMATIC NUMBER IDENTIFICATION" OR "ANI" refers to the number transmitted through the network identifying the calling party.

1.8 "BELLCORE" means an organization owned jointly by the Bell regional holding companies and that may in the future be owned partially or totally by other persons, that conducts research and development projects for its owners, including development of new telecommunications services. Bellcore also provides certain centralized technical and management services for the regional holding companies and also provides generic requirements for the telecommunications industry for products, services and technologies.

1.9 "BILL-AND-KEEP ARRANGEMENT" means a compensation arrangement whereby the Parties do not render bills to each other for the termination of local traffic specified in this Agreement and whereby the Parties terminate local exchange traffic originating from end-users served by the networks of the other Party without explicit charging among or between said carriers for such traffic exchange.

1.10 "BONA FIDE REQUEST (BFR)" process is intended to be used when requesting customized Service Orders for certain services, features, capabilities or functionality defined and agreed upon by the Parties as services to be ordered as Bona Fide Requests.

1.11 "BUSINESS DAY" shall mean Monday through Friday, except for holidays on which the U.S. mail is not delivered.

1.12 "CENTRAL OFFICE SWITCH" means a switch used to provide telecommunications services including (i) "END OFFICE SWITCHES" which are Class 5 switches from which end user Exchange Services are directly connected and offered, and (ii) "TANDEM OFFICE SWITCHES" which are Class 4 switches which are used to connect and switch trunk circuits between and among central office switches. Central office switches may be employed as combination end office/tandem office switches (combination Class 5/Class 4).

1.13 "CENTRALIZED MESSAGE DISTRIBUTION SYSTEM" (CMDS) means the billing record and clearing house transport system that the Regional Bell Operating Companies ("RBOCs") and other incumbent LECs use to efficiently exchange out collects and in collects as well as Carrier Access Billing System ("CABS") records.

1.14 "CLLI CODES" means Common Language Location Identifier Codes.

1.15 "COMMERCIAL MOBILE RADIO SERVICES" (CMRS) means a radio communication service between mobile stations or receivers and land stations, or by mobile stations communicating among themselves that is provided for profit and that makes interconnected service available to the public or to such classes of eligible users as to be effectively available to a substantial portion of the public.

1.16 "COMMISSION" means the California Public Utiltites Commission.

1.17 "COMMON CHANNEL SIGNALING" OR "CCS" means a high-speed specialized packet-switched communications network that is separate (out-of-band) from the public packet-switched and message networks. CCS carries addressed signaling messages for individual trunk circuits and/or database-related services between Signaling Points in the CCS network using SS7 signaling protocol.

1.18 "COMPETITIVE LOCAL EXCHANGE CARRIER" (CLEC) means any company or person authorized to provide local exchange services in competition with an ILEC.

1.19 "COMPLIANCE" means environmental and safety laws and regulations are based upon a federal regulatory framework, with certain responsibilities delegated to the States. An environmental/safety compliance program may include review of applicable laws/regulations, development of written procedures, training of employees and auditing.

1.20 "CUSTOMER" may mean GTE or ACI depending on the context and which Party is receiving the service from the other Party.

1.21 "CUSTOMER USAGE DATA" means that the local telecommunications services usage data of a ACI customer, measured in minutes, sub-minute increments, message units, or otherwise, that is recorded and exchanged by the Parties.

1.22 "DS-1" is a digital signal rate of 1.544 Mbps.

1.23 "DS-3" is a digital signal rate of 44.736 Mbps.

1.24 "ELECTRONIC FILE TRANSFER" refers to a system or process which utilizes an electronic format and protocol to send/receive data files.

1.25 "EMR" means the Exchange Message Record which is an industry standard record used to exchange telecommunications message information among CLECs for billable, non-billable, sample, settlement and study data. EMR format is defined in BR-010-200-010 CRIS Exchange Message Record, published by Bellcore and which defines the industry standard for exchange message records.

1.26 "E-911 SERVICE" is a method of routing 911 calls to a Public Service Answering Point that uses a customer location database to determine the location to which a call should be routed. E-9-1-1 service includes the forwarding of the caller's Automatic Number Identification (ANI) to the PSAP where the ANI is used to retrieve and display the Automatic Location Identification (ALI) on a terminal screen at the answering Attendant's position. It usually includes selective routing.

1.27 "EXCHANGE SERVICE" shall be defined as set forth in the Act.

1.28 "EIS" OR "EXPANDED INTERCONNECTION SERVICE" means a service that provides interconnecting carriers with the capability to terminate basic transmission facilities, including optical terminating equipment and multiplexers, at GTE's wire centers and access tandems and interconnect those facilities with the facilities of GTE. Microwave is available on a case-by-case basis where feasible.

1.29 "FACILITY" means all buildings, equipment, structures and other items located on a single site or contiguous or adjacent sites owned or operated by the same persons or person as used in Article III, Section 44.

1.30 "FCC" means the Federal Communications Commission.

1.31 "GENERATOR" means under Resource Conservation Recovery Act (RCRA), the person whose act produces a hazardous waste (40 CFR 261) or whose act first causes a hazardous waste to become subject to regulation. The generator is legally responsible for the proper management and disposal of hazardous wastes in accordance with regulations.

1.32 "GTOC" means GTE Telephone Operating Company.

1.33 "GUIDE" means the GTE Open Market Transition Order/Processing Guide/ALEC Customer Guide, which contains GTE's operating procedures for ordering, provisioning, trouble reporting and repair for resold services and unbundled elements. Except as specifically provided otherwise in this Agreement, service ordering, provisioning, billing and maintenance shall be governed by the "Guide" which may be amended from time to time by GTE as needed. GTE will provide notification to ACI at least 30 days in advance of implementing any material changes in procedures contained in the Guide. Notification may be accomplished via industry standard notification processes, GTE's Internet site, or other means.

1.34 "HAZARDOUS CHEMICAL" means as defined in the U.S. Occupational Safety and Health (OSHA) hazard communication standard (29 CFR 1910.1200), any chemical which is a health hazard or physical hazard.

1.35 "HAZARDOUS WASTE" means as described in Resource Conservation and Recovery Act (RCRA), a solid waste(s) which may cause, or significantly contribute to an increase in mortality or illness or pose a substantial hazard to human health or the environment when improperly treated, stored, transported or disposed of or otherwise managed because of its quantity, concentration or physical or chemical characteristics.

1.36 "IMMINENT DANGER" means as described in the Occupational Safety and Health Act and expanded for environmental matters, any conditions or practices at a facility which are such that a danger exists which could reasonably be expected to cause death or serious harm or significant damage to the environment or natural resources.

1.37 "INCUMBENT LOCAL EXCHANGE CARRIER" (ILEC) means any local exchange carrier that was as of February 8, 1996, deemed to be a member of the Exchange Carrier Association as set forth in 47 C.F.R. Section 69.601(b) of the FCC's regulations.

1.38 "INTERIM NUMBER PORTABILITY (INP)" means the delivery of LNP capabilities, from a customer standpoint in terms of call completion, with as little impairment of functioning, quality, reliability, and convenience as possible and from a carrier standpoint in terms of compensation, through the use of existing and available call routing, forwarding, and addressing capabilities.

1.39 "INTERCONNECTION POINT" ("IP") means the physical point on the network where the two parties interconnect. The "IP" is the demarcation point between ownership of the transmission facility.

1.40 "ISDN USER PART (ISUP)" means a part of the SS7 protocol that defines call setup messages and call takedown messages.

1.41 "IXC" OR "INTEREXCHANGE CARRIER" means a telecommunications service provider authorized by the FCC to provide interstate long distance communications services between LATAs and are authorized by the State to provide inter- and/or intraLATA long distance communications services within the State.

1.42 "INTERNETWORK FACILITIES" OR "INTERCONNECTION FACILITY" means the physical connection of separate pieces of equipment, transmission facilities, etc., within, between and among networks, for the transmission and routing of exchange service and exchange access.

1.43 "LATA" means Local Access and Transport Area. A LATA denotes a geographic area for the provision and administration of communications service; I.E., intraLATA or interLATA.

1.44 "LINE INFORMATION DATA BASE (LIDB)" means one or all, as the context may require, of the Line Information databases owned individually by GTE and other entities which provide, among other things, calling card validation functionality for telephone line number cards issued by GTE and other entities. A LIDB also contains validation data for collect and third number-billed calls; i.e., Billed Number Screening.

1.45 "LINE SIDE" refers to an end office switch connection that has been programmed to treat the circuit as a local line connected to an ordinary telephone station set. Line side connections offer only those transmission and signaling features appropriate for a connection between an end office and an ordinary telephone set.

1.46 "LOCAL EXCHANGE CARRIER" OR "LEC" means any company certified by the Commission to provide local exchange telecommunications service. This includes the Parties to this Agreement.

1.47 "LOCAL EXCHANGE ROUTING GUIDE" OR "LERG" means the Bellcore reference customarily used to identify NPA-NXX routing and homing information, as well as network element and equipment designation.

1.48 "LOCAL NUMBER PORTABILITY (LNP)" means the ability of users of telecommunications services to retain, at the same location, existing telecommunications numbers without impairment of quality, reliability, or convenience when switching from one telecommunications carrier to another.

1.49 "LOCAL TRAFFIC" means traffic that is originated by an end user of one Party and terminates to the end user of the other Party within GTE's then current local serving area, including mandatory local calling scope arrangements. A mandatory local calling scope arrangement is an arrangement that provides end users a local calling scope, Extended Area Service ("EAS"), beyond their basic exchange serving area. Local Traffic does NOT include optional local calling scopes (i.e., optional rate packages that permit the end user to choose a local calling scope beyond their basic exchange serving area for an additional fee), referred to hereafter as "optional EAS." Local Traffic excludes Information Service Providers ("ISP") traffic (E.G., Internet, paging, 900-976, etc.).

1.50 "MDF" OR "MAIN DISTRIBUTION FRAME" means the distribution frame used to interconnect cable pairs and line trunk equipment terminating on a switching system.

1.51 "MEET-POINT BILLING" OR "MPB" refers to an arrangement whereby two LECs jointly provide the transport element of a switched access service to one of the

     LEC's end office switches, with each LEC receiving an appropriate share of the transport element revenues as defined by their effective access tariffs.

1.52 "MECAB" refers to the MULTIPLE EXCHANGE CARRIER ACCESS BILLING ("MECAB") document prepared by the Billing Committee of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee ("CLC") of the Alliance for Telecommunications Industry Solutions ("ATIS"). The MECAB document, published by Bellcore as Special Report SR-BDS-000983, contains the recommended guidelines for the billing of an access service provided by two or more LECs, or by one LEC in two or more states within a single LATA.

1.53 "MECOD" refers to the MULTIPLE EXCHANGE CARRIERS ORDERING AND DESIGN ("MECOD") GUIDELINES FOR ACCESS SERVICES - INDUSTRY SUPPORT INTERFACE, a document developed by the Ordering/Provisioning Committee under the auspices of the Ordering and Billing Forum ("OBF"), which functions under the auspices of the Carrier Liaison Committee ("CLC") of the Alliance for Telecommunications Industry Solutions ("ATIS"). The MECOD document, published by Bellcore as Special Report SR-STS-002643, establish methods for processing orders for access service which is to be provided by two or more LECs.

1.54 "MID-SPAN FIBER MEET" means an Interconnection architecture whereby two carriers' fiber transmission facilities meet at a mutually agreed-upon POI.


1.55 "NANP" means the "North American Numbering Plan", the system of telephone numbering employed in the United States, Canada, and the Caribbean countries that employ NPA 809.

1.56 "NETWORK ELEMENT" means a facility or equipment used in the provision of a telecommunications service. Network Element includes features, functions, and capabilities that are provided by means of such facility or equipment, including subscriber numbers, databases, signaling systems, and information sufficient for billing and collection or used in the transmission, routing, or other provision of a telecommunications service.

1.57 "NID" OR "NETWORK INTERFACE DEVICE" means the point of demarcation between the end user's inside wiring and GTE's facilities.

1.58 "NUMBERING PLAN AREA" OR "NPA" is also sometimes referred to as an area code. This is the three digit indicator which is defined by the "A", "B", and "C" digits of each 10-digit telephone number within the NANP. Each NPA contains 800 possible NXX Codes. There are two general categories of NPA, "GEOGRAPHIC NPAs" and "NON-GEOGRAPHIC NPAs". A Geographic NPA is associated with a defined geographic area, and all telephone numbers bearing such NPA are associated with services provided within that geographic area. A Non-Geographic NPA, also known as a "SERVICE ACCESS CODE" or "SAC CODE" is typically associated with a pecialized telecommunications service which may be provided across multiple geographic NPA areas. 800, 900, 700, and 888 are examples of Non-Geographic NPAs.

1.59 "NXX", "NXX CODE", "CENTRAL OFFICE CODE" OR "CO CODE" is the three digit switch entity indicator which is defined by the "D", "E", and "F" digits of a 10-digit telephone number within the NANP. Each NXX Code contains 10,000 station numbers.

1.60 "911 SERVICE" means a universal telephone number which gives the public
     direct access to the PSAP.   Basic 911 service collects 911 calls from
     one or more local exchange switches that serve a geographic area. The calls are then sent to the correct authority designated to receive such calls.

1.61 "OWNER AND OPERATOR" means as used in OSHA regulations, owner is the legal entity, including a lessee, which exercises control over management and record keeping functions relating to a building or facility. As used in the Resource Conservation and Recovery Act (RCRA), operator means the person responsible for the overall (or part of the) operations of a facility.

1.62 "POI" means Point of Interconnection designated for routing of local interconnection trunks.

1.63 "POLE ATTACHMENT" has the meaning as set forth in Article X and APPENDIX J of this Agreement.

1.64 "PROVIDER" may mean GTE or ACI depending on the context and which Party is providing the service to the other Party.

1.65 "PUBLIC SAFETY ANSWERING POINT" OR "PSAP" means an answering location for 9-1-1 calls originating in a given area. A PSAP may be designated as Primary or Secondary, which refers to the order in which calls are directed for answering. Primary PSAPs respond first; Secondary PSAPs receive calls on a transfer basis only, and generally serve as a centralized answering location for a particular type of emergency call. PSAPs are staffed by employees of Emergency Response Agencies ("ERAs") such as police, fire or emergency medical agencies or by employees of a common bureau serving a group of such entities.

1.66 "RATE CENTER" means the specific geographic point and corresponding geographic area that are associated with one or more particular NPA-NXX Codes that have been assigned to a LEC for its provision of Exchange

     Services. The geographic point is identified by a specific Vertical and Horizontal (V&H) coordinate that is used to calculate distance-sensitive end user traffic to/from the particular NPA-NXXs associated with the specific Rate Center.

1.67 "RIGHT-OF-WAY" OR "ROW" means the right to use the land or other property of another party to place poles, conduits, cables, other structures and equipment, or to provide passage to access such structures and equipment. A ROW may run under, on, or above public or private property (including air space above public or private property) and may include the right to use discrete space in buildings, building complexes, or other locations.

1.68 "ROUTING POINT" denotes a location that a LEC has designated on its network as the homing (routing) point for traffic that terminates to Exchange Services provided by the LEC that bear a certain NPA-NXX designation. The Routing Point is used to calculate airline mileage for the distance-sensitive transport element charges of Switched Access Services. Pursuant to Bellcore Practice BR795-100-100, the Routing Point may be an end office location, or a "LEC Consortium Point of Interconnection." The Routing Point must be in the same LATA as the associated NPA-NXX.

1.69 "SERVICE CONTROL POINT" OR "SCP" is the node in the signaling network to which informational requests for service handling, such as routing, are directed and processed. The SCP is a real time database system that, based on a query from the SSP, performs subscriber or application-specific service logic, and then sends instructions back to the SSP on how to continue call processing.

1.70 "SERVICE SWITCHING POINT" OR "SSP" means a Signaling Point that can launch queries to databases and receive/interpret responses used to provide specific customer services.

1.71 "SIGNALING POINT" OR "SP" means a node in the CCS network that originates and/or receives signaling messages, or transfers signaling messages from one signaling link to another, or both.

1.72 "SIGNALING SYSTEM 7" OR "SS7" means the signaling protocol, Version 7, of the CCS network, based upon American National Standards Institute ("ANSI") standards.

1.73 "SIGNAL TRANSFER POINT" OR "STP" means a packet switch in the CCS network that is used to route signaling messages among SSPs, SCPs and other STPs in order to set up calls and to query databases for advanced services. GTE's network includes mated pairs of local and regional STPs. STPs are provided in pairs for redundancy. GTE STPs conform to ANSI T1.111-8 standards.

1.74 "SUBSIDIARY" of a Party means a corporation or other legal entity that is majority owned by such Party.

1.75 "SYNCHRONOUS OPTICAL NETWORK" OR "SONET" means synchronous electrical ("STS") or optical channel ("OC") connections between LECs.

1.76 "SWITCHED ACCESS SERVICE" means the offering of facilities for the purpose of the origination or termination of traffic to or from Exchange Service customers in a given area pursuant to a switched access tariff. Switched Access Services include: Feature Group A, Feature Group B, Feature Group C, Feature Group D, 800 access and 900 access services.

1.77 "TELECOMMUNICATIONS SERVICES" means the offering of telecommunications for a fee directly to the public, or to such classes of users as to be effectively available directly to the public, regardless of the facilities used.

1.78 "THIRD PARTY CONTAMINATION" means environmental pollution that is not generated by the LEC or CLEC but results from off-site activities impacting a facility.

1.79 "TRUNK SIDE" refers to a central office switch connection that is capable of, and has been programmed to treat the circuit as, connecting to another switching entity, for example, to another central office switch. Trunk side connections offer those transmission and signaling features appropriate for the connection of switching entities and cannot be used for the direct connection of ordinary telephone station sets.

1.80 "UNDEFINED TERMS" means the Parties acknowledge that terms may appear in this Agreement which are not defined and agree that any such terms shall be construed in accordance with their customary usage in the telecommunications industry as of the effective date of this Agreement.

1.81 "VERTICAL FEATURES" (INCLUDING "CLASS FEATURES") means vertical services and switch functionalities provided by GTE, including: Automatic Call Back; Automatic Recall; Call Forwarding Busy Line/Don't Answer; Call Forwarding Don't Answer; Call Forwarding Variable; Call Forwarding - Busy Line; Call Trace; Call Waiting; Call Number Delivery Blocking Per Call; Calling Number Blocking Per Line; Cancel Call Waiting; Distinctive Ringing/Call Waiting; Incoming Call Line Identification Delivery; Selective Call Forward; Selective Call Rejection; Speed Calling; and Three Way Calling/Call Transfer.

1.82 "WIRE CENTER" means a building or space within a building that serves as an aggregation point on a LEC's network, where transmission facilities and circuits are connected or switched. "Wire center" can also denote a building in which one or more Central Offices, used for the provision of exchange services and access services, are located.

                                  ARTICLE III
                              GENERAL PROVISIONS


1. SCOPE OF GENERAL PROVISIONS. Except as may otherwise be set forth in a particular Article or Appendix of this Agreement, in which case the provisions of such Article or Appendix shall control, these General Provisions apply to all Articles and Appendices of this Agreement.

2.   TERM AND TERMINATION.

2.1 TERM. Subject to the termination provisions contained in this Agreement, the term of this Agreement shall be two (2) years from the effective date referenced in the first paragraph of this Agreement and shall continue in effect for consecutive one (1) year terms until either Party gives the other Party at least ninety (90) calendar days written notice of termination, which termination shall be effective at the end of the then-current term. In the event notice is given less than 90 calendar days prior to the end of the current term, this Agreement shall remain in effect for 90 calendar days after such notice is received, provided, that in no case shall the term be extended beyond 90 calendar days after the end of the current term.

2.2 POST-TERMINATION ARRANGEMENTS. Except in the case of termination as a result of either Party's default or a termination upon sale, for service arrangements made available under this Agreement and existing at the time of termination, those arrangements may continue without interruption
     (a) under a new agreement voluntarily executed by the Parties; (b) standard terms and conditions approved and made generally effective by the Commission, if any; (c) tariff terms and conditions made generally available to all CLECs; or (d) any rights under Section 252(i) of the Act.

2.3 TERMINATION UPON DEFAULT. Either Party may terminate this Agreement in whole or in part in the event of a default by the other Party; PROVIDED HOWEVER, that the non-defaulting Party notifies the defaulting party in writing of the alleged default and that the defaulting Party does not cure the alleged default within sixty (60) calendar days of receipt of written notice thereof. Default is defined to include:

     (a) A Party's insolvency or the initiation of bankruptcy or receivership proceedings by or against the Party; or

     (b) A Party's refusal or failure in any material respect properly to perform its obligations under this Agreement, or the violation any of the material terms or conditions of this Agreement.


                                       III-1

2.4 TERMINATION UPON SALE. Notwithstanding anything to the contrary contained herein, a Party may terminate this Agreement as to a specific operating area or portion thereof of such Party if such Party sells or otherwise transfers the area or portion thereof. The Party shall provide the other Party with at least ninety (90) calendar days' prior written notice of such termination, which shall be effective on the date specified in the notice. Notwithstanding termination of this Agreement as to a specific operating area, this Agreement shall remain in full force and effect in the remaining operating areas.

2.5 LIABILITY UPON TERMINATION. Termination of this Agreement, or any part hereof, for any cause shall not release either Party from any liability which at the time of termination had already accrued to the other Party or which thereafter accrues in any respect to any act or omission occurring prior to the termination or from an obligation which is expressly stated in this Agreement to survive termination.

3. AMENDMENTS. Any amendment, modification, or supplement to this Agreement must be in writing and signed by an authorized representative of each Party. The term "this Agreement" shall include future amendments, modifications, and supplements.

4. ASSIGNMENT. Any assignment by either Party of any right, obligation, or duty, in whole or in part, or of any interest, without the written consent of the other Party shall be void, except that either Party may assign all of its rights, and delegate its obligations, liabilities and duties under this Agreement, either in whole or in part, to any entity that is, or that was immediately preceding such assignment, a Subsidiary or Affiliate of that Party without consent, but with written notification. Consent for assignment will not be unreasonably withheld. The effectiveness of an assignment shall be conditioned upon the assignee's written assumption of the rights, obligations, and duties of the assigning Party.

5. AUTHORITY. Each person whose signature appears on this Agreement represents and warrants that he or she has authority to bind the Party on whose behalf he or she has executed this Agreement.

6. RESPONSIBILITY FOR PAYMENT. All charges for Services provided under this Agreement will be billed to ACI, including all applicable taxes and surcharges. In addition, the End User Common Line (EUCL) Charge from GTOC Tariff FCC No. 1 is applicable to Resold Services. ACI is responsible for payment of charges billed regardless of any billing arrangements or situation between ACI and its end user customer.

7. BILLING AND PAYMENT. Except as provided elsewhere in this Agreement and where applicable, in conformance with MECAB and MECOD guidelines, ACI


                                       III-2
     and GTE agree to exchange all information to accurately, reliably, and properly bill for features, functions and services rendered under this Agreement.

7.1 DISPUTE. If one Party disputes a billing statement issued by the other Party, the billed Party shall notify Provider in writing regarding the nature and the basis of the dispute within six (6) months of the statement date or the dispute shall be waived. The Parties shall diligently work toward resolution of all billing issues.

7.2 LATE PAYMENT CHARGE. If any undisputed amount due on the billing statement is not received by Provider on the payment due date, Provider may charge, and Customer agrees to pay, at Provider's option, interest on the past due balance at a rate equal to the lesser of the interest rates set forth in the applicable GTE/Contel state access tariffs or the GTOC/GSTC FCC No. 1 tariff, one and one-half percent (1 1/2%) per month or the maximum nonusurious rate of interest under applicable law. Late payment charges shall be included on the next statement.

7.3  DUE DATE.  Payment is due 30 calendar days from the bill date.

7.4 AUDITS. Either Party may conduct an audit of the other Party's books and records pertaining to the Services provided under this Agreement, no more frequently than once per twelve (12) month period, to evaluate the other Party's accuracy of billing, data and invoicing in accordance with this Agreement. Any audit shall be performed as follows: (i) following at least thirty (30) Business Days' prior written notice to the audited Party; (ii) subject to the reasonable scheduling requirements and limitations of the audited Party: (iii) at the auditing Party's sole cost and expense; (iv) of a reasonable scope and duration; (v) in a manner so as not to interfere with the audited Party's business operations; and
     (vi) in compliance with the audited Party's security rules.

8. BINDING EFFECT. This Agreement shall be binding on and inure to the benefit of the respective successors and permitted assigns of the Parties.

9. CAPACITY PLANNING AND FORECASTING. Within thirty (30) days from the Effective Date of this Agreement, the Parties agree to have met and developed joint planning and forecasting responsibilities which are applicable to Local Services, including Features, Network Elements, INP, Interconnection Services, Collocation, Poles, Conduits and Rights of Way
     (ROW). Such responsibilities shall include but are not limited to the following:

     (a) The Parties will establish periodic reviews of network and technology plans and will notify one another no later than six (6) months in advance of changes that would impact either Party's provision of services.


                                       III-3

     (b) ACI will furnish to GTE information that provides for state-wide annual forecasts of order activity, in-service quantity forecasts, and facility/demand forecasts.

     (c) The Parties will develop joint forecasting responsibilities for traffic utilization over trunk groups and yearly forecasted trunk quantities.

     (d) ACI shall notify GTE promptly of changes to current forecasts (increase or decrease) that generate a shift in the demand curve for the following forecasting period.

10. COMPLIANCE WITH LAWS AND REGULATIONS. Each Party shall comply with all federal, state, and local statutes, regulations, rules, ordinances, judicial decisions, and administrative rulings applicable to its performance under this Agreement.

11.  CONFIDENTIAL INFORMATION.

11.1 IDENTIFICATION. Either Party may disclose to the other proprietary or confidential customer, technical, or business information in written, graphic, oral or other tangible or intangible forms ("Confidential Information"). In order for information to be considered Confidential Information under this Agreement, it must be marked "Confidential" or "Proprietary," or bear a marking of similar import if in written or graphic form, or be identified as confidential at the time of disclosure if oral. Orally or visually disclosed information shall be deemed Confidential Information only if contemporaneously identified as such and reduced to writing and delivered to the other Party with a statement or marking of confidentiality within thirty (30) calendar days after oral or visual disclosure.

     Notwithstanding the foregoing, preorders and all orders for Services or network elements placed by ACI pursuant to this Agreement, and information that would constitute customer proprietary network information of ACI end user customers pursuant to the Act and the rules and regulations of the FCC, as well as recorded usage information with respect to ACI end users, whether disclosed by ACI to GTE or otherwise acquired by GTE in the course of its performance under this Agreement, and where GTE is the NANP Number Plan Administrator, ACI information submitted to GTE in connection with such responsibilities shall be deemed Confidential Information of ACI for all purposes under this Agreement whether or not specifically marked or designated as confidential or proprietary.

11.2 HANDLING. In order to protect such Confidential Information from improper disclosure, each Party agrees:


                                       III-4

     (a) That all Confidential Information shall be and shall remain the exclusive property of the source;

     (b) To limit access to such Confidential Information to authorized employees who have a need to know the Confidential Information for performance of this Agreement;

     (c) To keep such Confidential Information confidential and to use the same level of care to prevent disclosure or unauthorized use of the received Confidential Information as it exercises in protecting its own Confidential Information of a similar nature;

     (d) Not to copy, publish, or disclose such Confidential Information to others or authorize anyone else to copy, publish, or disclose such Confidential Information to others without the prior written approval of the source;

     (e) To return promptly any copies of such Confidential Information to the source at its request; and

     (f) To use such Confidential Information only for purposes of fulfilling work or services performed hereunder and for other purposes only upon such terms as may be agreed upon between the Parties in writing.

     (g) Neither Party's retail operations shall have access to, know of, be permitted to obtain, be provided with, obtain disclosure about or otherwise have communicated to it any information defined as Confidential Information.

11.3 EXCEPTIONS. These obligations shall not apply to any Confidential Information that was legally in the recipient's possession prior to receipt from the source, was received in good faith from a Third Party not subject to a confidential obligation to the source, now is or later becomes publicly known through no breach of confidential obligation by the recipient, was developed by the recipient without the developing persons having access to any of the Confidential Information received in confidence from the source, or that is required to be disclosed pursuant to subpoena or other process issued by a court or administrative agency having appropriate jurisdiction, provided, however, that the recipient shall give prior notice to the source and shall reasonably cooperate if the source deems it necessary to seek protective arrangements.

11.4 SURVIVAL. The obligation of confidentiality and use with respect to Confidential Information disclosed by one Party to the other shall survive any termination of this Agreement for a period of three (3) years from the date of the initial disclosure of the Confidential Information.


                                       III-5

12. CONSENT. Where consent, approval, or mutual agreement is required of a Party, it shall not be unreasonably withheld or delayed.

13. COOPERATION ON FRAUD MINIMIZATION. ACI assumes responsibility for all fraud associated with its end user customers and accounts. GTE shall have no responsibility for, nor is it required to investigate or make adjustments to ACI's account in cases of fraud. The Parties agree that they shall cooperate with one another to resolve cases of fraud. The Parties' fraud minimization procedures are to be cost effective and implemented so as not to unduly burden or harm one Party as compared to the other.

14.  DISPUTE RESOLUTION.

14.1 ALTERNATIVE TO LITIGATION. Except as provided under Section 252 of the Act with respect to the approval of this Agreement by the Commission, the Parties desire to resolve disputes arising out of or relating to this Agreement without litigation. Accordingly, except for action seeking a temporary restraining order or an injunction related to the purposes of this Agreement, or suit to compel compliance with this dispute resolution process, the Parties agree to use the following alternative dispute resolution procedures as their sole remedy with respect to any controversy or claim arising out of or relating to this Agreement or its breach. Nothing in this section shall be construed to divest the Commission or the FCC of any jurisdiction they otherwise have over matters of public policy or interpretation of, and compliance with, state or federal law, and either Party may seek redress from the Commission or FCC to resolve such matters, as provided by state or federal law.

14.2 NEGOTIATIONS. At the written request of a Party, each Party will appoint a knowledgeable, responsible representative to meet and negotiate in good faith to resolve any dispute arising out of or relating to this Agreement. The Parties intend that these negotiations be conducted by non-lawyer, business representatives. The location, format, frequency, duration, and conclusion of these discussions shall be left to the discretion of the representatives. Upon agreement, the representatives may utilize other alternative dispute resolution procedures such as mediation to assist in the negotiations. Discussions and correspondence among the representatives for purposes of these negotiations shall be treated as confidential information developed for purposes of settlement, exempt from discovery, and shall not be admissible in the arbitration described below or in any lawsuit without the concurrence of all Parties. Documents identified in or provided with such communications, which are not prepared for purposes of the negotiations, are not so exempted and may, if otherwise discoverable, be discovered or otherwise admissible, be admitted in evidence, in the arbitration or lawsuit.


                                       III-6

14.3 ARBITRATION.  If the negotiations do not resolve the dispute within sixty
     (60) Business Days of the initial written request, the dispute shall be submitted to binding arbitration by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association except that the Parties may select an arbitrator outside American Arbitration Association rules upon mutual agreement. A Party may demand such arbitration in accordance with the procedures set out in those rules. Discovery shall be controlled by the arbitrator and shall be permitted to the extent set out in this section. Each Party may submit in writing to a Party, and that Party shall so respond to, a maximum of any combination of thirty-five (35) (none of which may have subparts) of the following: interrogatories, demands to produce documents, or requests for admission. Each Party is also entitled to take the oral deposition of one individual of another Party. Additional discovery may be permitted upon mutual agreement of the Parties. The arbitration hearing shall be commenced within sixty (60) Business Days of the demand for arbitration. The arbitration shall be held in a mutually agreeable city. The arbitrator shall control the scheduling so as to process the matter expeditiously. The Parties may submit written briefs. The arbitrator shall rule on the dispute by issuing a written opinion within thirty (30) Business Days after the close of hearings. The times specified in this section may be extended upon mutual agreement of the Parties or by the arbitrator upon a showing of good cause. Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

14.4 EXPEDITED ARBITRATION PROCEDURES. If the issue to be resolved through the negotiations referenced in Section 14.2 directly and materially affects service to either Party's end user customers, then the period of resolution of the dispute through negotiations before the dispute is to be submitted to binding arbitration shall be five (5) Business Days.
     Once such a service affecting dispute is submitted to arbitration, the arbitration shall be conducted pursuant to the expedited procedures rules of the Commercial Arbitration Rules of the American Arbitration Association (i.e., rules 53 through 57).

14.5 COSTS. Each Party shall bear its own costs of these procedures. A Party seeking discovery shall reimburse the responding Party the costs of production of documents (including search time and reproduction costs). The Parties shall equally split the fees of the arbitration and the arbitrator.

14.6 CONTINUOUS SERVICE. The Parties shall continue providing services to each other during the pendency of any dispute resolution procedure, and the Parties shall continue to perform their obligations (including making payments in accordance with Article IV, Section 4) in accordance with this Agreement.

15. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the Parties pertaining to the subject matter of this Agreement and supersedes all


                                       III-7
     prior agreements, negotiations, proposals, and representations, whether written or oral, and all contemporaneous oral agreements, negotiations, proposals, and representations concerning such subject matter. No representations, understandings, agreements, or warranties, expressed or implied, have been made or relied upon in the making of this Agreement other than those specifically set forth herein.

16. EXPENSES. Except as specifically set out in this Agreement, each Party shall be solely responsible for its own expenses involved in all activities related to the subject of this Agreement.

17. FORCE MAJEURE. In the event performance of this Agreement, or any obligation hereunder, is either directly or indirectly prevented, restricted, or interfered with by reason of fire, flood, earthquake or likes acts of God, wars, revolution, civil commotion, explosion, acts of public enemy, embargo, acts of the government in its sovereign capacity, labor difficulties, including without limitation, strikes, slowdowns, picketing, or boycotts, unavailability of equipment from vendor, changes requested by Customer, or any other circumstances beyond the reasonable control and without the fault or negligence of the Party affected, the Party affected, upon giving prompt notice to the other party, shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction, or interference (and the other Party shall likewise be excused from performance of its obligations on a day-to-day basis until the delay, restriction or interference has ceased); PROVIDED HOWEVER, that the Party so affected shall use diligent efforts to avoid or remove such causes of nonperformance and both Parties shall proceed whenever such causes are removed or cease.

18. GOOD FAITH PERFORMANCE. In the performance of their obligations under this Agreement, the Parties shall act in good faith. In situations in which notice, consent, approval or similar action by a Party is permitted or required by any provision of this Agreement, such action shall not be unreasonably delayed, withheld or conditioned.

19. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the domestic laws of the state where the Services are provided or the facilities reside and shall be subject to the exclusive jurisdiction of the courts therein.

20. STANDARD PRACTICES. The Parties acknowledge that GTE shall be adopting some industry standard approaches and/or establishing its own standard approaches to various requirements, such as preordering, ordering, provisioning, and billing procedures, hereunder applicable to CLEC industry which may be added in the Guide. ACI agrees that GTE may implement such approaches under this Agreement. A copy has been provided to ACI and is incorporated by reference into this Agreement. GTE will provide at least 30 days advanced notification of


                                       III-8
     any material changes in procedures contained in the Guide. Notification may be accomplished via industry standard notification processes, GTE's Internet site, or other means.

21. HEADINGS. The headings in this Agreement are inserted for convenience and identification only and shall not be considered in the interpretation of this Agreement.

22. INDEPENDENT CONTRACTOR RELATIONSHIP. The persons provided by each Party shall be solely that Party's employees and shall be under the sole and exclusive direction and control of that Party. They shall not be considered employees of the other Party for any purpose. Each Party shall remain an independent contractor with respect to the other and shall be responsible for compliance with all laws, rules and regulations involving, but not limited to, employment of labor, hours of labor, health and safety, working conditions and payment of wages. Each Party shall also be responsible for payment of taxes, including federal, state and municipal taxes, chargeable or assessed with respect to its employees, such as Social Security, unemployment, workers' compensation, disability insurance, and federal and state withholding. Each Party shall indemnify the other for any loss, damage, liability, claim, demand, or penalty that may be sustained by reason of its failure to comply with this provision.

23.  LAW ENFORCEMENT INTERFACE.

23.1 Except to the extent not available in connection with GTE's operation of its own business, GTE shall provide seven day a week/twenty-four hour a day assistance to law enforcement persons for emergency traps, assistance involving emergency traces and emergency information retrieval on customer invoked CLASS services, including, without limitation, call traces requested by ACI.

23.2 GTE agrees to work jointly with ACI in security matters to support law enforcement agency requirements for taps, traces, court orders, etc. Charges for providing such services for ACI Customers will be billed to ACI.

23.3 GTE will, in non emergency situations, inform the requesting law enforcement agencies that the end-user to be wire tapped, traced, etc. is a ACI Customer and shall refer them to ACI.

24.  LIABILITY AND INDEMNITY.

24.1 INDEMNIFICATION. Subject to the limitations set forth in Section 24.4 of this Article III, each Party agrees to release, indemnify, defend, and hold harmless the other Party from all losses, claims, demands, damages, expenses, suits, or


                                       III-9
     other actions, or any liability whatsoever, including, but not limited to, costs and attorney's fees, whether suffered, made, instituted, or asserted by any other party or person, for invasion of privacy, personal injury to or death of any person or persons, or for losses, damages, or destruction of property, whether or not owned by others, proximately caused by the indemnifying Party's negligence or willful misconduct, regardless of form of action. The indemnified Party agrees to notify the other Party promptly, in writing, of any written claims, lawsuits, or demands for which it is claimed that the indemnifying Party is responsible under this Section and to cooperate in every reasonable way to facilitate defense or settlement of claims. The indemnifying Party shall have complete control over defense of the case and over the terms of any proposed settlement or compromise thereof. The indemnifying Party shall not be liable under this Section for settlement by the indemnified Party or any claim, lawsuit, or demand, if the indemnifying Party has not approved the settlement in advance, unless the indemnifying Party has had the defense of the claim, lawsuit, or demand tendered to it in writing and has failed to assume such defense. In the event of such failure to assume defense, the indemnifying Party shall be liable for any reasonable settlement made by the indemnified Party without approval of the indemnifying Party.

24.2 END USER AND CONTENT-RELATED CLAIMS. Each Party agrees to release, indemnify, defend, and hold harmless the other Party, its affiliates, and any third-party provider or operator of facilities involved in the provision of Services, Unbundled Network Elements or Facilities under this Agreement (collectively, the "Indemnified Party") from all losses, claims, demands, damages, expenses, suits, or other actions, or any liability whatsoever, including, but not limited to, costs and attorney's fees, suffered, made, instituted, or asserted by either Party's end users against an Indemnified Party arising from Services, Unbundled Network Elements or Facilities. Each Party further agrees to release, indemnify, defend, and hold harmless the Indemnified Party from all losses, claims, demands, damages, expenses, suits, or other actions, or any liability whatsoever, including, but not limited to, costs and attorney's fees, suffered, made, instituted, or asserted by any Third Party against an Indemnified Party arising from or in any way related to actual or alleged defamation, libel, slander, interference with or misappropriation of proprietary or creative right, or any other injury to any person or property arising out of content transmitted by the Indemnified Party or such Party's end users, or any other act or omission of the Indemnified Party or such Party's end users.

24.3 DISCLAIMER. EXCEPT AS SPECIFICALLY PROVIDED TO THE CONTRARY IN THIS AGREEMENT, PROVIDER MAKES NO REPRESENTATIONS OR WARRANTIES TO CUSTOMER CONCERNING THE SPECIFIC QUALITY OF ANY SERVICES, UNBUNDLED NETWORK ELEMENTS OR FACILITIES PROVIDED UNDER THIS AGREEMENT. PROVIDER DISCLAIMS, WITHOUT LIMITATION, ANY WARRANTY OR


                                       III-10

     GUARANTEE OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING, OR FROM USAGES OF TRADE.

24.4 LIMITATION OF LIABILITY. Each Party's liability, whether in contract, tort or otherwise, shall be limited to direct damages, which shall not exceed the amount of $1.5 million dollars per calendar year, for each year this Agreement is in effect, for any and all claims arising during such calendar year. Under no circumstance shall either Party be responsible or liable for indirect, incidental, or consequential damages, including, but not limited to, economic loss or lost business or profits, damages arising from the use or performance of equipment or software, or the loss of use of software or equipment, or any accessories attached thereto, delay, error, or loss of data. Should either Party provide advice, make recommendations, or supply other analysis related to the Services, unbundled network elements or facilities described in this Agreement, this limitation of liability shall apply to provision of such advice, recommendations, and analysis.

24.5 INTELLECTUAL PROPERTY. Neither Party shall have any obligation to defend, indemnify or hold harmless, or acquire any license or right for the benefit of, or owe any other obligation or have any liability to, the other based on or arising from any claim, demand, or proceeding by any Third Party alleging or asserting that the use of any circuit, apparatus, or system, or the use of any software, or the performance of any service or method, or the provision or use of any facilities by either Party under this Agreement constitutes direct or contributory infringement, or misuse or misappropriation of any patent, copyright, trademark, trade secret, or any other proprietary or intellectual property right of any Third Party.

25. MULTIPLE COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which shall together constitute but one and the same document.

26. NO OFFER. This Agreement will be effective only upon execution and delivery by both Parties and approval by the Commission in accordance with Section 252 of the Act.

27. NO THIRD PARTY BENEFICIARIES. Except as may be specifically set forth in this Agreement, this Agreement does not provide and shall not be construed to provide third parties with any remedy, claim, liability, reimbursement, cause of action, or other right or privilege.

28. NOTICES. Any notice to a Party required or permitted under this Agreement shall be in writing and shall be deemed to have been received on the date of service if served personally, on the date receipt is acknowledged in writing by


                                       III-11
     the recipient if delivered by regular U.S. mail, or on the date stated on the receipt if delivered by certified or registered mail or by a courier service that obtains a written receipt. Upon prior immediate oral agreement of the parties' designated recipients identified below, notice may also be provided by facsimile, internet or electronic messaging system, which shall be effective if sent before 5:00 p.m. on that day, or if sent after 5:00 p.m. it will be effective on the next Business Day following the date sent. Any notice shall be delivered using one of the alternatives mentioned in this section and shall be directed to the applicable address indicated below or such address as the Party to be notified has designated by giving notice in compliance with this section:

     If to GTE:     GTE California Incorporated
                    Attention: Director-Contract Compliance
                    600 Hidden Ridge, HQE03D52
                    Irving, Texas 75038
                    Telephone number: 972-718-5988
                    Facsimile number: 972-719-1519

                                        and

                    GTE California Incorporated
                    Attention: Assistant Vice President/Associate General
                        Counsel
                    600 Hidden Ridge, HQE03J43
                    Irving, TX 75038
                    Telephone number: 972-718-6361
                    Facsimile number: 972-718-3403


     If to ACI:     ACI Corp.
                    Attention: Eric Geis, Vice President
                    8787 Complex Drive, Suite 200
                    San Diego, California 92123
                    Telephone number: 619-879-6900

29.  PROTECTION.

29.1 IMPAIRMENT OF SERVICE. The characteristics and methods of operation of any circuits, facilities or equipment of either Party connected with the services, facilities or equipment of the other Party pursuant to this Agreement shall not interfere with or impair service over any facilities of the other Party, its affiliated companies, or its connecting and concurring carriers involved in its services, cause damage to their plant, violate any applicable law or regulation regarding the invasion of privacy of any communications carried over the Party's facilities


                                       III-12
     or create hazards to the employees of either Party or to the public (each hereinafter referred to as an "Impairment of Service").

29.2 RESOLUTION. If either Party causes an Impairment in Service, the Party whose network or service is being impaired (the "Impaired Party") shall promptly notify the Party causing the Impairment of Service (the "Impairing Party") of the nature and location of the problem and that, unless promptly rectified, a temporary discontinuance of the use of any circuit, facility or equipment may be required. The Impairing Party and the Impaired Party agree to work together to attempt to promptly resolve the Impairment of Service. If the Impairing Party is unable to promptly remedy the Impairment of Service, then the Impaired Party may at its option temporarily discontinue the use of the affected circuit, facility or equipment.

29.3 Sections 29.1 and 29.2 above do not address spectrum compatibility issues associated with service enhancing technologies deployed over unbundled loops. Spectrum compatibility is separately addressed in Article VII, section 4 of this Agreement.

30. PUBLICITY. Any news release, public announcement, advertising, or any form of publicity pertaining to this Agreement, provision of Services, Unbundled Network Elements or Facilities pursuant to it, or association of the Parties with respect to provision of the services described in this Agreement shall be subject to prior written approval of both GTE and ACI.

31. REGULATORY AGENCY CONTROL. This Agreement shall at all times be subject to changes, modifications, orders, and rulings by the Federal Communications Commission and/or the applicable state utility regulatory commission to the extent the substance of this Agreement is or becomes subject to the jurisdiction of such agency.

32.  (INTENTIONALLY LEFT BLANK).

33. EFFECTIVE DATE. If this Agreement or changes or modifications thereto are subject to approval of a regulatory agency, the "effective date" of this Agreement for such purposes will be ten (10) Business Days after such approval or in the event this Agreement is developed in whole or in part through arbitration, sixty (60) Business Days after such approval. Such date (i.e., ten (10) or, if arbitrated, sixty (60) Business Days after the approval) shall become the "effective date" of this Agreement for all purposes.

34. REGULATORY MATTERS. Each Party shall be responsible for obtaining and keeping in effect all their own FCC, state regulatory commission, franchise authority and


                                       III-13
     other regulatory approvals that may be required in connection with the performance of its obligations under this Agreement.

35. RULE OF CONSTRUCTION. No rule of construction requiring interpretation against the drafting party hereof shall apply in the interpretation of this Agreement.

36. SECTION REFERENCES. Except as otherwise specified, references within an Article of this Agreement to a Section refer to Sections within that same Article.

37.  SERVICE STANDARDS.

37.1 The Parties shall meet applicable quality of local service standards imposed by the Commission and will provide a level of services to each other under this Agreement in compliance with the nondiscrimination requirements of the Act.

37.2 The Parties will alert each other to any network events that can result or have resulted in service interruption, blocked calls, and/or changes in network performance.

38. SEVERABILITY. If any provision of this Agreement is held by a court or regulatory agency of competent jurisdiction to be unenforceable, the rest of the Agreement shall remain in full force and effect and shall not be affected unless removal of that provision results, in the opinion of either Party, in a material change to this Agreement. If a material change as described in this paragraph occurs as a result of action by a court or regulatory agency, the Parties shall negotiate in good faith for replacement language. If replacement language cannot be agreed upon within a reasonable period, either Party may terminate this Agreement without penalty or liability for such termination upon written notice to the other Party.

39. SUBCONTRACTORS. Provider may enter into subcontracts with third parties or affiliates for the performance of any of Provider's duties or obligations under this Agreement.

40. SUBSEQUENT LAW. The terms and conditions of this Agreement shall be subject to any and all applicable laws, rules, or regulations that subsequently may be prescribed or modified by any federal, state or local governmental authority. To the extent required by any such subsequently prescribed or modified law, rule, or regulation, the Parties agree to modify, in writing, the affected term(s) and condition(s) of this Agreement to bring them into compliance with such law, rule, or regulation.

41. TAXES. Any state or local excise, sales, or use taxes (excluding any taxes levied on income) resulting from the performance of this Agreement shall be borne by the Party upon which the obligation for payment is imposed under


                                       III-14
     applicable law, even if the obligation to collect and remit such taxes is placed upon the other Party. The collecting Party shall charge and collect from the obligated Party, and the obligated Party agrees to pay to the collecting Party, all applicable taxes, except to the extent that the obligated Party notifies the collecting Party and provides to the collecting Party appropriate documentation as GTE requires that qualifies the obligated Party for a full or partial exemption. Any such taxes shall be shown as separate items on applicable billing documents between the Parties. The obligated Party may contest the same in good faith, at its own expense, and shall be entitled to the benefit of any refund or recovery, provided that such Party shall not permit any lien to exist on any asset of the other Party by reason of the contest. The collecting Party shall cooperate in any such contest by the other Party. The other Party will indemnify the collecting Party from any sales or use taxes that may be subsequently levied on payments by the other Party by the collecting Party.

41.1 Tax - A charge which is statutorily imposed by the state or local jurisdiction and is either (a) imposed on the seller with the seller having the right or responsibility to pass the charge(s) on to the purchaser and the seller is responsible for remitting the charge(s) to the state or local jurisdiction or (b) imposed on the purchaser with the seller having an obligation to collect the charge(s) from the purchaser and remit the charge(s) to the state or local jurisdiction.

     Taxes shall include but not be limited to: federal excise tax, state/local sales and use tax, state/local utility user tax, state/local telecommunication excise tax, state/local gross receipts tax, and local school taxes. Taxes shall not include income, income-like, gross receipts on the revenue of a provider, or property taxes. Taxes shall not include payroll withholding taxes unless specifically required by statute or ordinance.

41.2 Fees/Regulatory Surcharges - A charge imposed by a regulatory authority, other agency, or resulting from a contractual obligation, in which the seller is responsible or required to collect the fee/surcharge from the purchaser and the seller is responsible for remitting the charge to the regulatory authority, other agency, or contracting party.

     Fees/Regulatory Surcharges shall include but not be limited to E911/911, E311/311, franchise fees, Lifeline, hearing impaired, and Commission surcharges.

42. TRADEMARKS AND TRADE NAMES. Except as specifically set out in this Agreement, nothing in this Agreement shall grant, suggest, or imply any authority for one Party to use the name, trademarks, service marks, or trade names of the other for any purpose whatsoever.


                                       III-15

43. WAIVER. The failure of either Party to insist upon the performance of any provision of this Agreement, or to exercise any right or privilege granted to it under this Agreement, shall not be construed as a waiver of such provision or any provisions of this Agreement, and the same shall continue in full force and effect.

44.    ENVIRONMENTAL RESPONSIBILITY.

44.1 GTE and ACI agree to comply with applicable federal, state and local environmental and safety laws and regulations including U.S. Environmental Protection Agency (EPA) regulations issued under the Clean Air Act, Clean Water Act, Resource Conservation and Recovery Act, Comprehensive Environmental Response, Compensation and Liability Act, Superfund Amendments and Reauthorization Act and the Toxic Substances Control Act and OSHA regulations issued under the Occupational Safety and Health Act of 1970. Each Party has the responsibility to notify the other if Compliance inspections occur and/or citations are issued that impact any aspect of this Agreement such as occurring on a LEC Facility or involving ACI potential employee exposure.

44.2 GTE and ACI shall provide notice of known and recognized physical hazards or hazardous chemicals that must include providing Material Safety Data Sheets (MSDSs) for materials existing on site or brought on site to the Facility. Each Party is required to provide specific notice for potential imminent danger conditions which could include, but is not limited to, a defective utility pole or significant petroleum contamination in a manhole.

44.3 GTE will make available additional environmental control or safety procedures for ACI to review and follow when working at a GTE Facility. Providing these procedures, beyond government regulatory Compliance requirements, is the decision of GTE. These practices/procedures will represent the regular work practices required to be followed by the employees and contractors of GTE for safety and environmental protection.

44.4 Any materials brought, used or remaining at the Facility by ACI are owned by ACI. ACI will indemnify GTE for these materials. No substantial new safety or environmental hazards can be created or new hazardous materials can be used at a GTE Facility. ACI must demonstrate adequate emergency response capabilities for its materials used or remaining at the GTE Facility.

44.5 When Third Party contamination is discovered at a GTE Facility, the Party uncovering the condition must notify the proper safety or environmental authority, if required under applicable laws or regulations. ACI must also notify GTE of Third Party contamination it discovers at GTE facilities. The cost causer (requiring access) will become the generator, as owner or operator, of


                                      III-16
       any waste materials such as petroleum contaminated water, sewage or manhole sediment. Notwithstanding Sections 24 and 44.9 hereunder, the cost causer (requiring access) shall indemnify the other Party hereunder.

44.6   ACI should obtain and use its own environmental permits, if necessary.
       If GTE's permit or EPA identification number must be used, ACI must comply with all of GTE's environmental processes including environmental "best management practices (BMP)" and/or selection of disposition vendors and disposal sites.

44.7 ACI visitors must comply with GTE security, fire safety, safety, environmental and building practices/codes including equivalent employee training when working in GTE facilities.

44.8 GTE and ACI shall coordinate plans or information required to be submitted to government agencies, such as emergency response plans and community reporting. If fees are associated with filing, GTE and ACI must develop a cost sharing procedure.

44.9 Notwithstanding Section 23, with respect to environmental responsibility under this Section 44, GTE and ACI shall indemnify, defend and hold harmless the other party from and against any claims (including, without limitation, Third Party claims for personal injury or real or personal property damage), judgments, damages (including direct and indirect damage, and punitive damages), penalties, fines, forfeitures, cost, liabilities, interest and losses proximately caused by the indemnifying Party's negligent or willful misconduct regardless of form, or in connection with the violation or alleged violation of any applicable requirement with respect to the presence or alleged presence of contamination arising out of the indemnifying party's acts or omissions concerning its operations at the Facility.

44.10 Activities impacting safety or the environment of a Right of Way must be harmonized with the specific agreement and the relationship between GTE and the private land owner. This could include limitations on equipment access due to environmental conditions (e.g., wetland area with equipment restrictions).

45. TBD PRICES. Numerous provisions in this Agreement and its Attachments refer to pricing principles. If a provision references prices in an Attachment and there are no corresponding prices in such Attachment, such price shall be considered "To Be Determined" (TBD). With respect to all TBD prices, prior to ACI ordering any such TBD item, the Parties shall meet and confer to establish a price. If the Parties are unable to reach agreement on a price for such item, the requesting Party may elect to enter into Dispute Resolution pursuant to Article III, Section 14 or the Parties may agree on an interim price shall be set for such item that is equal to the price for the nearest analogous item for which


                                      III-17
       a price has been established (for example, if there is not an established price for a non recurring charge (NRC) for a specific network element, the Parties would use the NRC for the most analogous retail service for which there is an established price). Any interim prices so set shall be subject to modification by any subsequent decision of the Commission. If an interim price is different from the rate subsequently established by the Commission, any underpayment shall be paid by ACI to GTE, and any overpayment shall be refunded by GTE to ACI, within 45 Business Days after the establishment of the price by the Commission.

46. AMENDMENT OF CERTAIN RATES,TERMS AND CONDITIONS. The rates, terms and conditions in this Agreement that are specified in Attachment 46A (the "MCI Terms") were taken from the GTE/MCI Interconnection, Resale and Unbundling Agreement (the MCI Agreement) approved by the Commission in Application No. 96-09-012. The rates, terms and conditions not included in this Agreement but referenced in Attachment 46B (the "GTE Terms") were excluded from the MCI Agreement by the Commission in Application No. 96-09-012. GTE and ACI agree that if the "MCI Terms" are deemed to be unlawful, or are stayed, enjoined or otherwise modified, in whole or in part, by a court or commission of competent jurisdiction, then this Agreement shall be deemed to have been amended accordingly, by modification of the "MCI Terms" or, as appropriate, the substitution of "GTE Terms" for all stayed and enjoined "MCI Terms", and such amendments shall be effective retroactive to the Effective Date of this Agreement.

       GTE and ACI further agree that the terms and conditions of this Section 46 reflect certain requirements of the FCC's First Report and Order in CC Docket No. 96-98. The terms and conditions of this Section 46 shall be subject to any and all actions by any court or other governmental authority that invalidate, stay, vacate or otherwise modify the FCC's First Report and Order, in whole or in part ("Action"). To the extent warranted by any such Action, the parties agree that this Section 46 shall be deemed to have been modified accordingly as in the first paragraph of this Section 46. The parties agree to immediately apply any affected terms and conditions in this Section 46, including any in other sections and articles of this Agreement, consistent with such Action, and within a reasonable time incorporate such modified terms and conditions in writing into the Agreement. If the "MCI Terms" are affected by such Action and they cannot be consistently applied therewith, the "GTE Terms" shall apply. ACI acknowledges that GTE may seek to enforce such Action before a commission or court of competent jurisdiction. GTE does not waive any position regarding the illegality or inappropriateness of the FCC's First Report and Order.

       The rates, terms and conditions (including rates which may be applicable under true-up) specified in both the "GTE Terms" and the "MCI Terms" are further subject to amendment, retroactive to the Effective Date of the Agreement, to


                                      III-18
       provide for charges or rate adjustments resulting from future Commission or other proceedings, including but not limited to any generic proceeding to determine GTE's unrecovered costs (e.g., historic costs, contribution, undepreciated reserve deficiency, or similar unrecovered GTE costs (including GTE's end user surcharge)), the establishment of a competitively neutral universal service system, or any appeal or other litigation.

       If the Commission (or any other commission or federal or state court) in reviewing this Agreement pursuant to applicable state and federal laws, including Section 252(e) of the Telecommunications Act of 1996, deletes or modifies in any way this Section 46, then the Parties agree that they will reopen negotiations within ten (10) days after receipt of the final decision making such deletion or modification in order to negotiate replacement provisions which comply with such Commission or court requirements and which provide substantially the same protections to the Parties as this Section 46. If the Parties cannot reach agreement as to replacement provisions for this Section 46 within twenty (20) calendar days of the initiation of negotiations, the Parties agree that this entire Section 46 is void. In such event, within twenty five (25) days following the close of the 20 day negotiation period, either Party may initiate the Dispute Resolution Process provided in Article III, Section
       14.1 herein regarding issues in dispute for such replacement provisions.


                                      III-19

                                      ARTICLE IV
                       GENERAL RULES GOVERNING RESOLD SERVICES
                                AND UNBUNDLED ELEMENTS


1. GENERAL. General regulations, terms and conditions governing rate applications, technical parameters, service availability, definitions and feature interactions, as described in the appropriate GTE intrastate local, toll and access tariffs, apply to retail services made available by GTE to ACI for resale and unbundled network elements provided by GTE to ACI, when appropriate, unless otherwise specified in this Agreement. As applied to services or network elements offered under this Agreement, the term "Customer" contained in the GTE Retail Tariff shall be deemed to mean "ACI" as defined in this Agreement.

2.     LIABILITY OF GTE.

2.1 INAPPLICABILITY OF TARIFF LIABILITY. GTE's general liability, as described in the GTE Retail Tariff, does not extend to ACI's customers or any other Third Party. Liability of GTE to ACI resulting from any and all causes arising out of services, facilities, network elements or any other items relating to this Agreement shall be governed by the liability provisions contained in this Agreement and no other liability whatsoever shall attach to GTE. GTE shall be liable for the individual services, facilities or elements that it separately provides to ACI and shall not be liable for the integration of components combined by ACI.

2.2 ACI TARIFFS OR CONTRACTS. GTE shall not be liable to ACI's end users or any third parties for any indirect, special or consequential damages, including, but not limited to, economic loss or lost business or profits, whether foreseeable or not, and regardless of notification by ACI of the possibility of such damages. Nothing in this Agreement shall be deemed to create a Third Party beneficiary relationship with ACI's end users. To the extent practicable, ACI will include a provision in its tariffs, price lists, or contracts for services provided to its end users so limiting the liability of LECs, such as GTE, that provide underlying services, facilities, or network elements.

2.3 NO LIABILITY FOR ERRORS. GTE is not liable for mistakes that appear in GTE's listings, 911 and other information databases, or for incorrect referrals of end users to ACI for any ongoing ACI service, sales or repair inquiries, and with respect to such mistakes or incorrect referrals, ACI shall indemnify and hold GTE harmless from any and all claims, demands, causes of action and liabilities whatsoever, including costs, expenses and reasonable attorney's fees incurred on account thereof, by third parties, including ACI's end users or employees. For purposes of this Section 2.3, mistakes and incorrect referrals shall not include matters arising out of the gross negligence, as evidenced by a pattern of excessive mistakes or errors, or willful misconduct of GTE or its employees or agents.

3.     UNAUTHORIZED CHANGES.

3.1 PROCEDURES. If ACI submits an order for resold services or unbundled elements under this Agreement in order to provide service to an end user that at the time the order is submitted is obtaining its local services from GTE or another LEC using GTE resold services or unbundled elements, and the end user notifies GTE that the end user did not authorize ACI to provide local exchange services to the end user, ACI must provide GTE with written documentation of authorization from that end user within thirty (30) Business Days of notification by GTE. If ACI cannot provide written documentation of authorization within such time frame, ACI must within three (3) Business Days thereafter:

       (a) notify GTE to change the end user back to the LEC providing service to the end user before the change to ACI was made; and

       (b) provide any end user information and billing records ACI has obtained relating to the end user to the LEC previously serving the end user; and

       (c) notify the end user and GTE that the change back to the previous LEC has been made.

       Furthermore, GTE will bill the ACI fifty dollars ($50.00) per affected line to compensate GTE for switching the end user back to the original LEC.

4. IMPACT OF PAYMENT OF CHARGES ON SERVICE. ACI is solely responsible for the payment of all charges for all services, facilities and elements furnished under this Agreement, including, but not limited to, calls originated or accepted at its or its end users' service locations. If ACI fails to pay when due any and all charges billed to ACI under this Agreement, including any late payment charges (collectively, "Unpaid Charges"), and any or all such charges remain unpaid more than forty-five
       (45) Business Days after the due date of such Unpaid Charges excepting previously disputed charges for which ACI may withhold payment, GTE shall notify ACI in writing that it must pay all Unpaid Charges to GTE within seven (7) Business Days. If ACI disputes the billed charges, it shall, within said seven (7) day period, inform GTE in writing of which portion of the Unpaid Charges it disputes, including the specific details and reasons for the dispute, unless such reasons have been previously provided, and shall immediately pay to GTE all undisputed charges. If ACI and GTE are unable, within thirty (30) Business Days thereafter, to resolve issues related to the disputed charges, then either ACI or GTE may file a request for arbitration under Article III of this Agreement to resolve those issues. Upon resolution of any dispute hereunder, if ACI owes payment it shall make such payment to GTE with any late payment charge under Article III,
       Section 7.2, from the original payment due date. If ACI owes no payment, but has previously paid GTE such disputed payment, then GTE shall credit such payment including any late payment charges. GTE may discontinue service to ACI upon failure to pay undisputed charges as provided in this
       Section 4, and shall have no liability to ACI or ACI's end users in the event of such disconnection.

5. UNLAWFUL USE OF SERVICE. Services, facilities or unbundled elements provided by GTE pursuant to this Agreement shall not be used by ACI or its end users for any purpose in violation of law. GTE, shall not be responsible to ensure that ACI and its end users use of services, facilities or unbundled elements provided hereunder comply at all times with all applicable laws. GTE may refuse to furnish service to ACI or disconnect particular services, facilities or unbundled elements provided under this Agreement to ACI or, as appropriate, ACI's end user when (i) an order is issued by a court of competent jurisdiction finding that probable cause exists to believe that the use made or to be made of the service, facilities or unbundled elements is prohibited by law or (ii) GTE is notified in writing by a law enforcement agency acting within its jurisdiction that any facility furnished by GTE is being used or will be used for the purpose of transmitting or receiving gambling information in interstate or foreign commerce in violation of law. Termination of service shall take place after reasonable notice is provided to ACI, or as ordered by the court. If facilities have been physically disconnected by law enforcement officials at the premises where located, and if there is not presented to GTE the written finding of a court, then upon request of ACI and agreement to pay restoral of service charges and other applicable service charges, GTE shall promptly restore such service.

6. TIMING OF MESSAGES. With respect to GTE resold measured rate local service(s), chargeable time begins when a connection is established between the calling station and the called station. Chargeable time ends when the calling station "hangs up," thereby releasing the network connection. If the called station "hangs up" but the calling station does not, chargeable time ends when the network connection is released by automatic timing equipment in the network Timing of messages applicable to GTE's Port and Local Switching element (usage sensitive services) will be recorded based on originating and terminating access.

7. PROCEDURES FOR PREORDERING, ORDERING, PROVISIONING, ETC. Certain procedures for preordering, ordering, provisioning, maintenance and billing and electronic interfaces for many of these functions are described in APPENDIX H. All costs and expenses for any new or modified electronic interfaces ACI requires that

       GTE determines are technically feasible and GTE agrees to develop will be paid by ACI pursuant to APPENDIX H. The schedule for implementation of any new or modified electronic interfaces will be developed by GTE according to industry standards and will be based upon the amount of work needed to design, test and implement the new or modified interface.

8. CUSTOMER CONTACTS. Except as otherwise provided in this Agreement or as agreed to in a separate writing by ACI, ACI shall provide the exclusive interface with ACI's end user customers in connection with the marketing or offering of ACI services. Except as otherwise provided in this Agreement, in those instances in which GTE personnel are required pursuant to this Agreement to interface directly with ACI's end users, such personnel shall not identify themselves as representing GTE. All forms, business cards or other business materials furnished by GTE to ACI end users shall bear no corporate name, logo, trademark or trade name other than ACI's. In no event shall GTE personnel acting on behalf of ACI pursuant to this Agreement provide information to ACI end users about GTE products or services.

9.     LETTER OF AUTHORIZATION.

       9.1 GTE will not release the Customer Service Record (CSR) containing Customer Priority Network Information (CPNI) to ACI on GTE end user customer accounts unless ACI first provides to GTE a written Letter of Authorization (LOA), signed by the end user customer, authorizing the release of such information to ACI or if state or federal law provides otherwise, in accordance with such law.

       9.2 An (LOA) will be required before GTE will process an order for Services provided in cases in which the subscriber currently receives Exchange Service from GTE or from a local service provider other than ACI. Such LOA may be a blanket LOA or such other form as agreed upon between GTE and ACI.

                                      ARTICLE V
               INTERCONNECTION AND TRANSPORT AND TERMINATION OF TRAFFIC


1.     SERVICES COVERED BY THIS ARTICLE.

1.1 TYPES OF SERVICES. This Article governs the provision of internetwork facilities (i.e., physical interconnection services and facilities), meet point billing by GTE to ACI or by ACI to GTE and the transport and termination and billing of Local, IntraLATA Toll, optional EAS traffic and jointly provided Interexchange Carrier Access between GTE and ACI. The services and facilities described in this Article shall be referred to in this Article V as the "Services."

1.2 SERVICE LOCATIONS FOR INTERCONNECTION SERVICES AND FACILITIES. APPENDIX A, Service Matrix, attached to this Agreement and made a part hereof, sets forth the Services and each location in the State where a Service shall be provided (the "Service Locations") and the Interconnection Point ("IP") for such Services.

1.3 ADDITIONAL SERVICES OR SERVICE LOCATIONS. If, during the term of this Agreement, the parties determine that additional services are needed in the State, or existing Services will be offered in new locations in the State, the Parties shall execute an amendment to this Agreement substantially in the form of APPENDIX B attached to this Agreement and made a part hereof, incorporating the additional locations and/or any additional terms necessary for the additional services. Upon the effective date of the amendment, and continuing through the remaining term of this Agreement, the new services shall be deemed part of the Services provided pursuant to this Article and/or the new locations shall be deemed part of the Service Locations.

2.     BILLING AND RATES.

2.1 RATES AND CHARGES. Customer agrees to pay to Provider the rates and charges for the Services set forth in the applicable appendices to this Agreement. GTE's rates and charges are set forth in APPENDIX C attached to this Agreement and made a part hereof. ACI's separate rates and charges are also set forth in APPENDIX C attached hereto and made a part hereof.

2.2 BILLING. Provider shall render to Customer a bill for interconnection services on a current basis. Charges for physical facilities and other nonusage sensitive charges shall be billed in advance, except for charges and credits associated with the initial or final bills. Usage sensitive charges, such as charges for termination of Local Traffic, shall be billed in arrears. ACI is required to order trunks pursuant to Section 4.3.3 of this Article. Charges for traffic that has been routed over a jurisdictionally inappropriate trunk group (E.G., local traffic carried over trunks used for Switched Access Traffic) may be adjusted to reflect the appropriate compensation arrangement and may be handled as a post-billing adjustment to bills rendered. Additional matters relating to billing are included in APPENDIX H attached to this Agreement and made a part hereof.

3.     TRANSPORT AND TERMINATION OF TRAFFIC.

3.1 TRAFFIC TO BE EXCHANGED. The Parties shall reciprocally terminate Local, IntraLATA Toll, optional EAS and jointly provided Interexchange Carrier Traffic originating on each other's networks utilizing either Direct or Indirect Network Interconnections as provided in Section 4 or Section 5 herein. To this end, the Parties agree that there will be interoperability between their networks. The Parties agree to exchange traffic asociated with Third-Party LECs, CLECs and Wireless Service Providers pursuant to the compensation arrangement specified in Section 3.3 herein. Only traffic originated by or terminating to the Parties' end user customers is to be exchanged. In addition, the Parties will notify each other of any anticipated change in traffic to be exchanged (E.G., traffic type, volume).

3.2    COMPENSATION FOR EXCHANGE OF TRAFFIC.

       3.2.1 MUTUAL COMPENSATION. The Parties shall compensate each other for the exchange of Local Traffic in accordance with Section 3.2.2 of this Article. The Parties will develop an initial factor representative of the share of traffic to be exempt from local compensation. This factor will be updated quarterly in like manner or as the Parties otherwise agree. Once the traffic that is exempt from local compensation can be measured, the actual exempt traffic will be used rather than the above factor. Charges for the transport and termination of intraLATA toll and interexchange traffic shall be in accordance with the Parties' respective intrastate or interstate access tariffs, as appropriate.

       3.2.2 BILL-AND-KEEP. The Parties shall assume that Local Traffic is roughly balanced between the parties unless traffic studies indicate otherwise. Accordingly, the Parties agree to use a Bill-and-Keep Arrangement with respect to termination of Local Traffic only. Either Party may request that a traffic study be performed no more frequently than once a quarter. Should such traffic study indicate, in the aggregate, that either Party is terminating more than 60 percent of the Parties' total terminated minutes for Local Traffic, either Party may notify the other that mutual compensation will commence pursuant to the rates set forth in APPENDIX C of this Agreement and following such notice it shall begin and continue for the duration of the Term of this Agreement unless otherwise agreed. Nothing in this Section 3.2.2 shall be interpreted to (i) change compensation set forth in this Agreement for traffic or services other than Local Traffic, including but not limited to internetwork facilities, access traffic or wireless traffic, or (ii) allow either Party to aggregate traffic other than Local Traffic for the purpose of compensation under the Bill-and-Keep Arrangement described in this Section 3.2.2, except as set forth in Section 3.1 above.

       3.2.3 SHARING OF ACCESS CHARGES ON CALLS TO PORTED NUMBERS. Until permanent number portability is implemented, the Parties agree that switched access termination to a ported number will be billed by the party providing interim number portability and that the party billing the switched access will share the switched access revenue with the other party. After permanent number portability is implemented, the Parties agree to renegotiate sharing of access charges to ported numbers in accordance with permanent number portability requirements. In lieu of actual measurements of minutes and/exchange of billing records for this traffic the Parties agree that the Party providing the ported number will pay the other Party the rate per line/per month as specified in APPENDIX D.

              (a) The number of lines/talk paths per ported number that are subject to compensation will be determined at the time the end user customer's local service is changed from one party to the other. The number of lines per number eligible for the shared revenue arrangement described in this section will be limited to the number of lines in service on the date of conversion plus a 10% growth margin. After conversion the number of lines per number available for compensation can only be increased by mutual consent of the parties.

              (b)  The Parties agree that the compensation rate in paragraph
                   3.2.3 may change as a result of changes in access rates, traffic volume or for other reasons and agree to renegotiate the rate if a significant event occurs. At a minimum, the parties agree to reevaluate the rate on an annual basis.

              (c) The Parties agree that terminating switched access calls ported via interim number portability may appear to the receiving party to be a local call and that the implementation of reciprocal compensation for terminating local calls may result in overcompensation for ported switched access calls. Therefore, the Parties agree to renegotiate the terminating shared access compensation rate if reciprocal compensation for local calls is implemented.

3.3 TANDEM SWITCHING TRAFFIC. The Parties will provide tandem switching for traffic between the Parties' end offices subtending each other's access tandem, as well as for traffic between either Party's end users and any Third Party which is interconnected to the other Party's access tandems as follows:

       3.3.1 The originating Party will compensate the tandem Party for each minute of originated tandem switched traffic which terminates to Third Party (e.g., other CLEC, ILEC, or wireless service provider). The applicable rate for this charge is identified in APPENDIX C.

       3.3.2 The originating Party also assumes responsibility for compensation to the company which terminates the call.

       3.3.3 The Parties agree to enter into their own agreements with third-party providers. In the event that ACI sends traffic through GTE's network to a third-party provider with whom ACI does not have a traffic interexchange agreement, then ACI agrees to indemnify GTE for any termination charges rendered by a third-party provider for such traffic.

3.4 INTER-TANDEM SWITCHING. The Parties will only use inter-tandem switching for the transport and termination of intraLATA toll traffic originating on each other's network at and after such time as either
       (i) ACI has agreed to and fully implemented an existing intraLATA toll compensation mechanism such as IntraLATA Terminating Access Compensation (ITAC) or a functional equivalent thereof. The Parties will only use inter-tandem switching for the transport and termination of Local Traffic originating on each other's network at and after such time as the Parties have agreed to and fully implemented generally accepted industry signaling standards and AMA record standards which support the recognition of multiple tandem switching events.

4.     DIRECT NETWORK INTERCONNECTION.

4.1 NETWORK INTERCONNECTION ARCHITECTURE. ACI may interconnect with GTE at any of the minimum technically feasible points required by the FCC. Interconnection at additional points will be reviewed on an individual case basis. Where the Parties mutually agree following a Bona Fide Request to directly interconnect their respective networks, interconnection will be as specified in the following subsections.
       The "IPs" shall be set forth in APPENDIX A attached to this Agreement and made a part hereof. Based on the configuration, the installation timeline will vary considerably, however, GTE will work with ACI in all circumstances to install "IPs" within 120 calendar days absent extenuating circumstances. Internetwork connection and protocol must be based on industry standards developed consistent with Section 256 of the Telecommunications Act of 1996.

       4.1.1 Subject to mutual agreement, the Parties may use the following types of network facility interconnection for the purpose of exchanging traffic, using such interface media as are (i) appropriate to support the type of interconnection requested and
              (ii) available at the facility at which interconnection is requested. For each "IP" set forth in APPENDIX A, the Parties shall specify the type of interconnection used at that "IP."

              (a) A Mid-Span Fiber Meet within an existing GTE exchange area whereby the Parties mutually agree to jointly plan and engineer their facility "IP" at a designated manhole or junction location. The "IP" is the demarcation between ownership of the fiber transmission facility. Each party is individually responsible for its incurred costs in establishing this arrangement.

              (b) A Virtual or Physical EIS arrangement at a GTE wire center subject to the rates, terms, and conditions contained in GTE's applicable tariffs.

              (c) A Special Access arrangement terminating at a GTE wire center subject to the rates, terms, and conditions contained in GTE's applicable tariffs. These facilities will meet the standards set forth in such tariffs.

       4.1.2 Virtual and Physical EIS arrangements are governed by appropriate GTE tariffs, except as provided in Article IX, Section 1.3.

       4.1.3 The Parties will mutually designate at least one POI on GTE's network within each GTE local calling area for the routing of Local Traffic. Recording and billing of traffic routed over these facilities shall be as provided in Section 3.4 of this Article.

4.2 COMPENSATION. The Parties agree to the following compensation for internetwork facilities, depending on facility type.

       4.2.1 Mid-Span Fiber Meet: GTE will charge special access (flat rated) transport from the applicable intrastate access tariff and will rate charges between the "IP" and GTE's interconnection switch. Charges will be reduced to reflect the proportionate share of the facility that is used for transport of traffic originated by GTE. ACI will charge flat rated transport to GTE for ACI facilities used by GTE at their tariffed rates or as mutually agreed, not to exceed GTE rates. ACI will apply charges based on the lesser of;
              (i) the airline mileage
              from the "IP" to the ACI switch; or (ii) the airline mileage from the GTE switch to the serving area boundary.

       4.2.2 Collocation: GTE will charge Virtual or Physical EIS rates from the applicable GTE tariff. ACI will charge GTE flat rated transport at their tariffed rates or as mutually agreed, not to exceed GTE rates, to reflect the proportionate share of the facility that is used for transport of traffic originated by GTE. ACI will apply charges based on the lesser of; (i) the airline mileage from the "IP" to the ACI switch; or (ii) two (2) times the airline mileage from the GTE switch to the serving area boundary.

       4.2.3 Special Access: GTE will charge special access rates from the applicable GTE intrastate access tariff. Charges will be reduced to reflect the proportionate share of the facility that is used for transport of traffic originated by GTE. The Parties will negotiate an initial factor representative of the proportionate share of the facilities. This factor will be updated quarterly in like manner or as the Parties otherwise agree.

4.3    TRUNKING REQUIREMENTS.

       4.3.1 The Parties agree to establish trunk groups of sufficient capacity from the interconnecting facilities such that trunking is available to any switching center designated by either Party, including end offices, tandems, 911 routing switches, and directory assistance/operator service switches. The Parties will mutually agree where one-way or two-way trunking will be available. The Parties may use two-way trunks for delivery of local traffic or either Party may elect to provision its own one-way trunks for delivery of local traffic to the other Party. If a Party elects to provision its own one-way trunks, that Party will be responsible for its own expenses associated with the trunks.

       4.3.2 ACI shall make available to GTE trunks over which GTE shall terminate to end users of ACI-provided Exchange Services, Local Traffic and intraLATA toll or optional EAS traffic originated from end users of GTE-provided Exchange Service.

       4.3.3 ACI and GTE shall, where applicable, make reciprocally available, by mutual agreement, the required trunk groups to handle different traffic types. ACI and GTE will support the provisioning of trunk groups that carry combined or separate Local Traffic and intraLATA toll and optional EAS traffic. GTE requires separate trunk groups from ACI to originate and terminate interLATA calls and to provide

              Switched Access Service to IXCs. To the extent ACI desires to have any Interexchange Carriers (IC) originate or terminate traffic to ACI, ACI will arrange for such IC to issue an ASR to GTE instructing GTE to route such traffic over the appropriate IC trunk group. Until GTE receives and processes such ASR, the traffic will not be routed.

              4.3.3.1 Each Party agrees to route traffic only over the proper jurisdictional trunk group.

              4.3.3.2 Each Party shall only deliver traffic over the local interconnection trunk groups to the other Party's access tandem for those publicly-dialable NXX Codes served by end offices that directly subtend the access tandem or to those wireless service providers that directly subtend the access tandem.

              4.3.3.3 Neither party shall route Switched Access Service traffic over local interconnection trunks, or local traffic over Switched Access Service trunks.

       4.3.4 ACI and GTE will reciprocally provide Percent Local Usage (PLU) factors to each other on a quarterly basis to identify the proper jurisdiction of each call type that is carried over the required trunks.

       4.3.5 Reciprocal traffic exchange arrangement trunk connections shall be made at a DS-1 or multiple DS-1 level, DS-3, (SONET where technically available) and shall be jointly-engineered to an objective P.01 grade of service.

       4.3.6 ACI and GTE agree to use diligent efforts to develop and agree on a Joint Interconnection Grooming Plan prescribing standards to ensure that the reciprocal traffic exchange arrangement trunk groups are maintained at consistent P.01 or better grades of service. Such plan shall also include mutually-agreed upon default standards for the configuration of all segregated trunk groups.

       4.3.7 Signaling System 7 (SS7) Common Channel Signaling will be used to the extent that such technology is available.

       4.3.8 The Parties agree to offer and provide to each other B8ZS Extended Superframe Format ("ESF") facilities, where available, capable of voice and data traffic transmission.

       4.3.9 The Parties will support intercompany 64kbps clear channel where available.

4.4 NETWORK REDESIGNS INITIATED BY GTE. GTE will not charge ACI when GTE initiates its own network redesigns/reconfigurations.

4.5 INTERCONNECTION CALLING AND CALLED SCOPES FOR THE ACCESS TANDEM INTERCONNECTION AND THE END OFFICE INTERCONNECTION.

       4.5.1 GTE Access Tandem Interconnection calling scope (originating and terminating) is to those GTE end offices which subtend the GTE access tandem to which the connection is made except as provided for in Section 3.3 herein.

       4.5.2 GTE End Office Interconnection calling scope (originating and terminating) is only to the end office to which the connection is made.

5. INDIRECT NETWORK INTERCONNECTION. Neither Party shall deliver traffic destined to terminate at the other Party's end office via another LEC's end office. In addition, neither Party shall deliver traffic destined to terminate at an end office subtending the other Party's access tandem via another LEC's access tandem until such time as compensation arrangements have been established in accordance with Sections 3.1 and 3.4 herein.

6.     NUMBER RESOURCES.

6.1 NUMBER ASSIGNMENT. Nothing in this Agreement shall be construed to, in any manner, limit or otherwise adversely impact ACI's right to employ or to request and be assigned any NANP number resources including, but not limited to, Central Office (NXX) Codes pursuant to the Central Office Code Assignment Guidelines. Any request for numbering resources by ACI shall be made directly to the NANP Number Plan Administrator. Except with respect to those areas in which GTE is the NANP Number Plan Administrator, GTE shall not be responsible for the requesting or assignment of number resources to ACI. The Parties agree that disputes arising from numbering assignment shall be arbitrated by the NANP Number Plan Administrator. ACI shall not request number resources to be assigned to any GTE switching entity.

       6.1.1 Each Party shall be responsible for notifying its customers of any changes in numbering or dialing arrangements to include changes such as the introduction of new NPAs or new NXX codes. Each Party is responsible for administering NXX codes assigned to it.

6.2 RATE CENTERS. For purposes of compensation between the Parties and the ability of GTE to appropriately apply its toll tariff to its end user customers, ACI shall adopt the Rate Center areas and Rate Center points that the Commission has approved for the incumbent LEC and shall assign whole NPA-NXX codes to each Rate Center.

6.3 ROUTING POINTS. ACI will also designate a Routing Point for each assigned NXX code. ACI may designate one location within each Rate Center as a Routing Point for the NPA-NXX associated with that Rate Center; alternatively ACI may designate a single location within one Rate Center to serve as the Routing Point for all the NPA-NXXs associated with that Rate Center and with one or more other Rate Centers served by ACI within an existing GTE exchange area and LATA.

6.4 CODE AND NUMBERS ADMINISTRATION. The Parties will comply with code administration requirements as prescribed by the FCC, the Commission, and accepted industry guidelines. Where GTE is the NANP Number Plan Administrator, GTE will administer number resources, and charge for such administration in accord with applicable rules and regulations. GTE will administer numbering resources in a competitively neutral manner, and process requests for NXX codes in a timely manner and in accord with industry standards. The Parties shall protect ACI proprietary information that may be submitted to GTE in connection with GTE's responsibilities as NANP Number Plan Administrator in accordance with Article III, Section 11 of this Agreement.

6.5 PROGRAMMING SWITCHES. It shall be the responsibility of each Party to program and update its own switches and network systems pursuant to the Local Exchange Routing Guide ("LERG") guidelines to recognize and route traffic to the other Party's assigned NXX codes at all times. Neither Party shall impose any fees or charges whatsoever on the other Party for such activities.

7.     NUMBER PORTABILITY.

7.1 INTERIM NUMBER PORTABILITY (INP). Each Party shall provide the other Party with service provider number portability as an INP option for the purpose of allowing end user customers to change service-providing Parties without changing their telephone number. The Parties shall provide service provider number portability to each other using remote call forwarding ("RCF") and/or direct inward dialing (DID). The requesting Party will provide "forward to" telephone number that is within the same wire center. The GTE rates for INP service using RCF are set out in Appendix D attached to this Agreement and made a part hereof. ACI shall provide INP to GTE at the rates specified for ACI in Appendix D.

       If a Party wishes to use Direct Inward Dialing (DID) to provide INP to its end users, dedicated truck group is required between the GTE end office where the DID numbers are served into the CLEC switch. If there are no existing facilities between GTE and the CLEC, the dedicated facilities and transport trunks will be provisioned as switched access or unbundled service using the Access Service Request
       (ASR) provisioning process. The requesting Party will reroute the DID numbers to the pre-positioned trunk group using an LSR. CLEC may activate purchase DID trunk service from GTE using only the LSR at the

       Wholesale rates set out in Appendix E attached to this Agreement and made a part hereof.

7.2 LOCAL NUMBER PORTABILITY (LNP). The Parties agree that they shall develop and deploy number portability in accordance to with the Act, such binding FCC and state mandates, and industry standards, as may be applicable. Upon implementation of LNP, the Parties agree to transition all INP customers and their services to LNP methods within a mutually agreed upon time frame and to discontinue further use of interim methods of number portability.

8.     MEET-POINT BILLING.

8.1    MEET-POINT ARRANGEMENTS.

       8.1.1 The Parties may mutually establish Meet-Point Billing ("MPB") arrangements in order to provide Switched Access Services to Access Service customers via a GTE access tandem in accordance with the MPB guidelines adopted by and contained in the Ordering and Billing Forum's MECAB and MECOD documents, except as modified herein and as described in Section 3.2.3 for Interim Portability.

       8.1.2 Except in instances of capacity limitations, GTE shall permit and enable ACI to sub-tend the GTE access tandem(s) nearest to the ACI Rating Point(s) associated with the NPA-NXX(s) to/from which the Switched Access Services are homed. In instances of capacity limitation at a given access tandem, ACI shall be allowed to subtend the next-nearest GTE access tandem in which sufficient capacity is available.

       8.1.3  Interconnection for the MPB arrangement shall occur at the "IP".

       8.1.4 Common Channel Signaling shall be utilized in conjunction with MPB arrangements to the extent such signaling is resident in the GTE access tandem switch.

       8.1.5 ACI and GTE will use diligent efforts, individually and collectively, to maintain provisions in their respective federal and state access tariffs, and/or provisions within the National Exchange Carrier Association ("NECA") Tariff No. 4, or any successor tariff, sufficient to reflect this MPB arrangement, including MPB percentages.

       8.1.6 As detailed in the MECAB document, ACI and GTE will, in a timely fashion, exchange all information necessary to accurately, reliably and promptly bill Access Service customers for Switched Access Services traffic jointly handled by ACI and GTE via the meet-point arrangement. Information shall be exchanged in Electronic Message Record ("EMR") format, on magnetic tape or via a mutually acceptable electronic file transfer protocol.

       8.1.7 ACI and GTE shall work cooperatively to coordinate rendering of Meet-Point bills to customers, and shall reciprocally provide each other usage data and related information at the appropriate charge.

8.2    COMPENSATION.

       8.2.1 Initially, billing to Access Service customers for the Switched Access Services jointly provided by ACI and GTE via the MPB arrangement shall be according to the multiple-bill method as described in the MECAB guidelines. This means each Party will bill the portion of service they provided at their appropriate tariff, or price list.

       8.2.2 Subsequently, ACI and GTE may mutually agree to implement one of the following options for billing to third parties for the Switched Access Services jointly provided by ACI and GTE via the MPB arrangement: single-bill/single tariff method, single-bill/ multiple tariff method, or to continue the multiple-bill method. Should ACI prefer to change among these billing methods, ACI shall notify GTE of such a request in writing, ninety (90) Business Days in advance of the date on which such change is desired to be implemented, such changes then may be made in accordance with MECAB guidelines and if GTE mutually agrees, the change will be made.

9.     COMMON CHANNEL SIGNALING.

9.1 SERVICE DESCRIPTION. The Parties will provide Common Channel Signaling ("CCS") to one another via Signaling System 7 ("SS7") network interconnection, where and as available, in the manner specified in FCC Order 95-187, in conjunction with all traffic exchange trunk groups. SS7 signaling and transport services shall be provided by GTE in accordance with the terms and conditions of this
       Section 9 of this Article and APPENDIX I attached to this Agreement and made a part hereof. The Parties will cooperate on the exchange of all appropriate SS7 messages for local and intraLATA call set-up signaling, including ISUP and Transaction Capabilities Application Part ("TCAP") messages to facilitate full interoperability of all CLASS Features and functions between their respective networks. Any other SS7 message services to be provided using TCAP messages (such as data base queries) will be jointly negotiated and agreed upon.

9.2 SIGNALING PARAMETERS. All SS7 signaling parameters will be provided in conjunction with traffic exchange trunk groups, where and as available. These parameters include Automatic Number Identification ("ANI"), Calling Party Number ("CPN"), Privacy Indicator, calling party category information, originating line information, charge number, etc. Also included are all parameters relating to network signaling information, such as Carrier Information Parameter ("CIP"), wherever such information is needed for call routing or billing. GTE will provide SS7 via GR-394-SS7 and/or GR-317-SS7 format(s).

9.3 PRIVACY INDICATORS. Each Party will honor all privacy indicators as required under applicable law.

9.4 CONNECTION THROUGH STP. ACI must interconnect with the GTE STP(s) serving the LATA in which the traffic exchange trunk groups are interconnected. Additionally, all interconnection to GTE's 800/888 database and GTE's LIDB shall, consistent with this section and APPENDIX I attached hereto, take place only through appropriate STP pairs.

9.5 THIRD PARTY SIGNALING PROVIDERS. ACI may choose a third-party SS7 signaling provider to transport messages to and from the GTE SS7 network. In that event, that third-party provider must present a letter of agency to GTE, prior to the testing of the interconnection, authorizing the Third Party to act on behalf of ACI in transporting SS7 messages to and from GTE. The third-party provider must interconnect with the GTE STP(s) serving the LATA in which the traffic exchange trunk groups are interconnected.

9.6 MULTI-FREQUENCY SIGNALING. In the case where CCS is not available, in band Multi-Frequency ("MF"), wink start, E & M channel associated signaling with ANI will be provided by the Parties. Network signaling information, such as CIC/OZZ, will be provided wherever such information is needed for call routing or billing.

10. SERVICE QUALITY AND PERFORMANCE. Each Party shall provide Services under this Article to the other Party that are equal in quality to that the Party provides to itself, its Affiliates or any other entity.
        "Equal in quality" shall mean that the Service will meet the same technical criteria and performance standards that the providing Party uses within its own network for the same Service at the same location under the same terms and conditions.

11 . NETWORK OUTAGES. GTE shall work with ACI to establish reciprocal responsibilities for managing network outages and reporting. Each party shall be responsible for network outage as a result of termination of its equipment in GTE wire center or access tandem. ACI shall be responsible for notifying GTE of significant outages which could impact or degrade GTE switches and services.

                                      ARTICLE VI
                                  RESALE OF SERVICES


       Resale of Services is not provided in this Agreement.

       Resale of Services is available from GTE's tariff Cal. P.U.C. No. K-5.

                                     ARTICLE VII
                             UNBUNDLED NETWORK ELEMENTS


1. GENERAL. The purpose of this Article VII, VII is to define the unbundled network elements that may be leased by ACI from GTE.
       Unless otherwise specified in this Agreement, provisioning of unbundled network arrangements will be governed with the GTE Customer Guide for CLEC Establishment of Services - Resale and Unbundling (the "Guide"). Additional procedures for preordering, ordering, provisioning and billing of unbundled network elements are outlined in APPENDIX H.

2.     UNBUNDLED NETWORK ELEMENTS.

       2.1 CATEGORIES. There are several separate categories of Network Components that shall be provided as unbundled network elements by GTE:

       (a)    Network Interface Device or NID

       (b)    Loop Elements

       (c)    Port and Local Switching Elements

       (d)    Dedicated Transport Elements

       (e)    Signaling Elements


       2.2 PRICES. Individual unbundled network elements and prices are identified on APPENDIX F attached to this Agreement and made a part hereof, or under the appropriate GTE tariff as referenced in this Article. Nonrecurring charges relating to unbundled elements are also listed on APPENDIX F.

              2.2.1 Compensation arrangements for exchanging traffic when ACI uses GTE provided unbundled port and local switching elements shall be as provided in APPENDIX L attached hereto.

       2.3 INTERCONNECTION TO UNBUNDLED ELEMENTS. ACI may lease and interconnect to whichever of these unbundled network elements ACI chooses, and subject to technical feasibility, may combine these unbundled elements with any facilities or services that ACI may itself provide subject to the following:


                                    VII-1

              2.3.1 Interconnection shall be achieved via physical collocation arrangements ACI shall maintain at the wire center at which the unbundled services are resident. Pursuant to Article IX, Section 2. of this Agreement, in circumstances where physical collocation cannot be accomodated at wire centers where the unbundled services are resident, alternative arrangements will be negotiated.

              2.3.2 Each loop or port element shall be delivered to ACI's collocation arrangement over a loop/port connector applicable to the unbundled services as listed on APPENDIX F.

              2.3.3 ACI shall combine unbundled network elements with its own facilities. GTE has no obligation to combine any network elements for ACI; provided, however, that to the extent that GTE may be specifically required to combine unbundled network elements and/or provide unbundled network elements in existing combinations pursuant to a final and effective decision that is binding on GTE, GTE will negotiate with ACI regarding the provisioning of such elements in accordance with that decision. Once GTE's unbundled network elements have been connected to ACI's facilities, as described in this Agreement, ACI is not precluded from combining the unbundled elements using its own facilities, except that ACI may not combine such network elements to provide solely interexchange service or solely switched access service to an interexchange carrier.

       2.4 SERVICE QUALITY. To the degree reasonably possible, all service attributes, grades-of-service and installation, maintenance and repair intervals which apply to the bundled service will apply to unbundled network elements.
              Notwithstanding the foregoing, GTE shall not be responsible for impacts on service attributes, grades of service, etc., resulting from ACI's specific use of or modification to any unbundled network element.

3.     NETWORK INTERFACE DEVICE.


                                    VII-2

       3.1 DIRECT CONNECTION. ACI shall be permitted to connect its own Loop directly to GTE's Network Interface Device or NID in cases in which ACI uses its own facilities to provide local service to an end user formerly served by GTE, as long as such direct connection does not adversely affect GTE's network. In order to minimize any such adverse effects, ACI shall follow the procedures in Sections 3.1.1 and 3.1.2 below.

              3.1.1 When connecting its own loop facility directly to GTE's NID for a residence or business customer, ACI must make a clean cut on the GTE drop wire at the NID so that no bare wire is exposed. ACI shall not remove or disconnect GTE's drop wire from the NID or take any other action that might cause GTE's drop wire to be left lying on the ground.

              3.1.2 At multi-tenant customer locations, ACI must remove the jumper wire from the distribution block (i.e. the NID) to the GTE cable termination block. If ACI cannot gain access to the cable termination block, ACI must make a clean cut at the closest point to the cable termination block. At ACI's request and discretion, GTE will determine the cable pair to be removed at the NID in multi-tenant locations. ACI will compensate GTE for the trip charge necessary to identify the cable pair to be removed.

              3.1.3 GTE agrees to offer NIDs for lease to ACI but not for sale. ACI may remove GTE identification from any NID which it connects to a ACI loop, but ACI may not place its own identification on such NID.

              3.1.4 GTE Loop elements leased by ACI will be required to terminate only on a GTE NID. If the CLEC leasing a GTE loop wants a CLEC NID, they will also be required to lease a GTE NID for the direct loop termination and effect a NID to NID connection.

       3.2 NID TO NID CONNECTION. Rather than connecting its loop directly to GTE's NID, ACI may also elect to install its own NID and effect a NID to NID connection to gain access to the end user's inside wiring.

              3.2.1 The CLEC that provides its own loop facilities may elect to move all inside wire terminated on a GTE NID to one provided by the CLEC. In this instance, a NID to NID connection will not be required. ACI, or the end user premise owner, can elect to leave the GTE disconnected


                                    VII-3

                      NID in place, or to remove the GTE NID from the premise and dispose of it entirely.

       3.3 REMOVAL OF CABLE PAIRS. Removal of existing cable pairs required for ACI to terminate service is the responsibility of ACI.

       3.4 MAINTENANCE. When ACI provides its own loop and connects directly to GTE's NID, GTE does not have the capability to perform remote maintenance. ACI can perform routine maintenance via its loop and inform GTE once the trouble has been isolated to the NID and GTE will repair (or replace) the NID, or, at ACIs option, it can make a NID to NID connection, using the GTE NID only to gain access to the inside wire at the customer location.

4.     LOOP ELEMENTS.

       4.1 SERVICE DESCRIPTION. A "Loop" is an unbundled component of Exchange Service. In general, it is the transmission facility (or channel or group of channels on such facility) which extends from a Main Distribution Frame ("MDF') or functionally comparable piece of equipment in a GTE end office or wire center to a demarcation or connector block in/at a subscriber's premises. Traditionally, Loops were provisioned as 2-wire or 4-wire copper pairs running from the end office MDF to the customer premises. However, a loop may be provided via other media, including radio frequencies, as a channel on a high capacity feeder/distribution facility which may, in turn, be distributed from a node location to the subscriber premises via a copper or coaxial drop facility, etc.

       4.2    CATEGORIES OF LOOPS.  There are six general categories of loops:

              4.2.1 "2-wire analog voice grade" loops will support analog transmission of 300-3000 Hz, repeat loop start or ground start seizure and disconnect in one direction (toward the end office switch), and repeat ringing in the other direction (toward the end user). This loop is commonly used for local dial tone service;

              4.2.2 "4-wire analog voice grade" loops conform to the characteristics of a 2-wire voice grade loop and, in addition, can support the simultaneous independent transmission of information in both directions;

              4.2.3 "2-wire digital" loops will support industry standard specifications for digital transmission. Additional provisioning (removal of bridge taps and/or load coils) may


                                    VII-4
                      be required to conform to these industry standards. Dependent on the method of provisioning the loop, a 2-wire digital loop may be configured to support service enhancing technologies such as ADSL or ISDN.

              4.2.4 "4-wire digital" loops will support industry standard specifications for digital transmission. Additional provisioning (removal of bridge taps and/or load coils) may be required to conform to these industry standards. Dependent on the method of provisioning the loop, a 4-wire digital loop may be configured to support service enhancing technologies such as HDSL or ISDN.

              4.2.5 "DS-1" loops will support a digital transmission rate of 1.544 Mbps. The DS-1 loop will have no bridge taps or load coils and will employ special line treatment. DS-1 loops will include span line repeaters where required, office terminating repeaters, and DSX cross connects. Prices for DS-1 grade loops are the prices set forth in the appropriate GTE intrastate special access tariff.

              4.2.6 "DS-3" loops will support the transmission of isochronous bipolar serial data at a rate of 44.736 Mbps. This DS-3 type of loop provides the equivalent of 28 DS-1 channels and shall include the electronics at either end.

       4.3 CONDITIONED LOOPS. ACI may also require that the analog loops ordered above be conditioned in order for them to provide the end-user service. Examples of this type of conditioning are:
              Type C, Type DA, Improved C, etc. The price for such conditioned loops shall be the applicable charge as provided in the appropriate GTE intrastate special access tariff. Digital loops ordered above will be provisioned to meet industry standard service levels for generally available digital services, such as ISDN or ADSL, without the requirement for ordering additional conditioning. ACI must indicate on the order, via industry standard ordering codes, the service capability requested.

       4.4 FEATURES, FUNCTIONS, ATTRIBUTES. To the degree reasonably possible, all transport-based features, functions, service attributes, grades-of-service, installation, maintenance and repair intervals that apply to the bundled services will apply to unbundled loops.

              4.4.1 GTE will not perform routine testing of the unbundled loop for maintenance purposes. ACI will be required to


                                    VII-5
                      provision a loop testing device either in its central office (switch location), Network Control Center or in its collocation arrangement to test the unbundled loop. GTE will perform repair and maintenance once trouble is identified by ACI.

              4.4.2 All Loop facilities furnished by GTE on the premises of ACI's end users and up to the network interface or functional equivalent are the property of GTE. ACI is responsible for ensuring GTE has access to all such facilities for network management purposes. In the event ACI is unable to provide GTE reasonable access to such facilities, ACI acknowledges that GTE may not be able to meet its service obligations. GTE employees and agents may enter said premises at any reasonable hour to test and inspect such facilities in connection with such purposes or, upon termination or cancellation of the Loop facility, to remove such facility.


              4.4.3 GTE will provide loop transmission characteristics to ACI end users which are equal to those provided to GTE end users.

              4.4.4 If ACI leases digital loops, pursuant to sections 4.2.3 or 4.2.4 above, GTE will test the loop and provide recorded test results to ACI. In maintenance and repair cases, if loop tests are taken, GTE will provide any recorded readings to ACI at time the trouble ticket is closed in the same manner as GTE provides to itself and its end users.

       4.5 LOOP CARRIER TECHNOLOGIES. Where GTE utilizes integrated digital loop carrier ("IDLC")(1) technology to provision the Loop element, GTE cannot provide an unbundled loop. Where GTE uses Universal Digital Loop Carrier "UDLC" or analog carrier to provision the loop element, GTE may be able to provide an unbundled loop, however, the capabilities of the loop may be limited. If ACI orders a digital loop to a location that is normally served by either IDLC or UDLC, GTE will use alternative facilities, if available, to provide the requested loop type.


-----------------------------
       (1) See Bellcore TR-TSY-000008, Digital Interface Between the SLC-96 Digital Loop Carrier System and Local Digital Switch and TR-TSY-000303, Integrated Digital Loop Carrier (IDLC) Requirements, Objectives and
Interface.


                                    VII-6

              GTE will work with ACI to develop a joint planning process to allow ACI to assess the impact of GTE's use of digital loop carrier technology in marketing its services that are dependent on using GTE provided unbundled local loops. Such a process will provide general information as to the type and relative use of digital loop carrier technology in a market as well as the capability to determine on a customer specific/route specific basis if digital loop carrier is used to provision the loop.

              4.5.1 GTE will permit ACI to collocate digital loop carriers and associated equipment in conjunction with collocation arrangements ACI maintains at a GTE wire center for the purpose of interconnecting to unbundled Loop elements.

              4.5.2 Should equipment be developed that allows xDSL services to be provided over loops that are provisioned in any part by digital loop carrier technology and should GTE's collocation policy allow CLECs to collocate such equipment to provide xDSL services over GTE provided unbundled loops, GTE shall offer such collocation to ACI with respect to both the type of equipment ACI is permitted to collocate and the location of such collocation in compliance with the nondiscrimination requirements of the ACT.

       4.6    UNBUNDLED LOOP FACILITY QUALIFICATION.

              4.6.1 Before deploying any service enhancing copper cable technology (e.g., HDSL, ISDN, etc.) over unbundled analog voice grade loop, leased from GTE, pursuant to sections 4.2.1 and 4.2.2 above, ACI shall notify GTE of such intentions to enable GTE to assess the loop transport facilities to determine whether there are any existing copper cable loop transport technologies (e.g., analog carrier, etc.) deployed within the same cable sheath that would be interfered with if ACI deployed the proposed service enhancing copper cable technology. If GTE believes that interference would occur, GTE will provide ACI with sufficient information to enable ACI to make an independent determination whether interference would occur. If, after discussion with ACI, GTE determines that there are existing copper cable loop transport technologies already deployed within the same cable sheath, or if GTE already has existing near term (within 6 months of the date of facility certification) plans to deploy copper cable loop transport technologies that would be interfered with as


                                    VII-7
                      described above, GTE will so inform ACI and ACI shall not be permitted to deploy such service enhancing copper cable technologies. GTE may charge ACI the applicable engineering time and labor costs to perform the qualification.

              4.6.2 If ACI orders unbundled digital loops pursuant to Sections 4.2.3 and 4.2.4 above and provides the industry standard codes on the order indicating the type of service to be deployed on the loop, no notification is required. As described above in Section 4.6.1, GTE will determine if compatibility issues exist and, if facilities are available, will provide a loop capable of meeting the requested service capabilities.

              4.6.3 If ACI fails to notify GTE of its plans to deploy service enhancing copper cable technology over unbundled analog voice grade loops, or fails to properly order an unbundled digital loop, and obtain prior qualification from GTE of the facilities, if ACI's deployment of such technology is determined to have caused interference with existing or planned copper cable loop transport technologies deployed by GTE in the same cable sheath, ACI will immediately remove such service enhancing copper cable technology and shall reimburse GTE for all incurred expense related to this interference.

       4.7 COMPATIBILITY. Provided ACI has notified GTE, pursuant to 4.6. preceding or via an order for digital loop services, of the servicing enhancing copper cable technology deployed on an unbundled loop, GTE will not deploy service enhancing technology within the same cable sheath that would be incompatible with ACI's technology.

       4.8    SUBLOOPS.

              4.8.1 GTE will provide as separate items the loop distribution, loop concentrator and loop feeder on a case-by-case basis (subloop elements). If ACI provides a good faith request to GTE to provide subloop elements at a specific location, GTE will work cooperatively with ACI to determine if subloop elements can be provided at the specified location. If it is determined that subloop elements can be provided, the Parties will negotiate the terms and conditions for providing subloop elements.


                                    VII-8

              4.8.2 GTE will design and construct loop access facilities (including loop feeders and loop concentration/multiplexing systems) in accordance with standard industry practices as reflected in applicable tariffs and/or as agreed to by GTE and ACI.

              4.8.3 Transport for loop concentrators/multiplexers services not supported by embedded technologies will be provided pursuant to applicable tariffs or as individually agreed upon by GTE and ACI. The Parties understand that embedded loop concentrators/multiplexers are not necessarily capable of providing advanced and/or digital services.

              4.8.4 GTE will provide loop transmission characteristics as specified in Section 4.4.3 herein.

5.     PORT AND LOCAL SWITCHING ELEMENTS.

       5.1 PORT. Port is an unbundled component of Exchange Service that provides for the interconnection of individual loops or trunks to the switching components of GTE's network. In general, it is a line card or trunk card and associated peripheral equipment on GTE end office switch that serves as the hardware termination for the end user's Exchange Service on that switch and generates dial tone and provides the end user access to the public switched telecommunications network. The port does not include such features and functions which are provided as part of Local Switching. Each line-side port is typically associated with one (or more) telephone number(s), which serve as the end user's network address.

       5.2 PORTS AVAILABLE AS UNBUNDLED NETWORK ELEMENTS. There are four types of Ports available as unbundled network elements;

              5.2.1 "2-wire analog line" Port is a line side switch connection employed to provide basic residential and business type Exchange Service.

              5.2.2 "2-wire ISDN digital line" Port is a Basic Rate Interface (BRI) line side switch connection employed to provide ISDN Exchange Services.

              5.2.3   "DS-1 digital trunk" Port is a direct inward dialing
                      (DID) trunk side switch connection employed to provide the equivalent of 24 analog incoming trunk type Exchange Services.


                                    VII-9

              5.2.4 "4-wire ISDN digital DS-1 trunk" Port is a Primary Rate Interface (PRI) trunk side switch connection employed to provide the ISDN Exchange Services

       5.3 PORT PRICES. Prices for 2-wire analog and DS-1 Ports are listed in APPENDIX F. 2-wire ISDN line side Ports and 4-wire ISDN trunk side Ports shall be provided at a price agreed to by the Parties.

       5.4 LOCAL SWITCHING. Local switching provides the basic switching functions to originate, route and terminate traffic and any signaling deployed in the switch. Vertical features are optional services provided through software programming in the switch which can be added on a per-feature basis with applicable rate. GTE will initially offer those features and functions currently available to the particular platform used (e.g., DMS, 5ESS, GTD5). Any feature or function which is not offered, but the switch is capable of providing, may be requested and the Parties will mutually agree upon price, terms and conditions. ACI will be responsible for bearing any costs incurred by GTE in making such feature/function available, including Right-to-Use (RTU) fees. The rates for Local Switching and Vertical Features are listed in APPENDIX F.

              5.4.1 ACI must purchase Local Switching with the line-side Port or trunk-side Port, if applicable.

       5.5 COMPLIANCE WITH SECTION 2.3. ACI shall only order unbundled elements in accordance with Section 2.3 herein and it will be the responsibility of ACI to make arrangements for the delivery of interexchange traffic and routing of traffic over interoffice transmission facilities, if applicable.

       5.6 SHARED TRANSPORT. "Shared transport" is the physical interoffice facility medium that is used to transport a call between switching offices. A central office switch translates the end user dialed digits and routes the call over a Common Transport Trunk Group that rides interoffice transmission facilities. These trunk groups and the associated Interoffice transmission facilities are accessible by any end user (GTE end user or CLEC end user when the CLEC has purchased unbundled local switching) and are referred to as "shared transport facilities."

              5.6.1 Many calls riding shared transport facilities will also be switched by GTE's access tandem. This tandem switching function is included as a rate component of shared transport, as set forth in Appendix D. GTE will provide shared transport from a call originating from an unbundled switch port to the point where the call leaves GTE's network (the IP).


                                    VII-10

              5.6.2 When ACI purchases unbundled local switching, ACI is obligated to purchase unbundled shared transport. All of the billing elements associated with shared transport are billed upon call origination, unless the call involves an IXC.

              5.6.3 The rating of shared transport is based on the duration a voice grade (or DS-0) call on GTE's network. Shared transport is comprised of three billing components: (1) Shared Transport - Facility Miles (usage and distance sensitive); (2) Shared Transport - Termination (per end, usage sensitive); and (3) Tandem Switching (usage sensitive). Untial an industry standard solution is implemented for generating AMA recordings that indentify tandem routed calls, the parties will use a shared transport composite rate using the tandem switching rate, two (2) terminations, and an assumed facility miles length of ten (10) miles. This interim methodology will be used in lieu of actual detailed AMA recordings and bill generation.

              5.6.4 GTE is responsible for the sizing of the shared transport network. All analysis, engineering, and trunk augmentations to Common Transport Trunk Groups will be the sole responsibility of GTE. To ensure that the network is appropriately sized, GTE may request traffic forecasts from ACI if ACI requests unbundled local switching. These forecasts must be provided to GTE on a quarterly basis, with a twelve (12) month outlook.

              5.6.5 GTE provides shared transport between GTE switching offices (e.g.,between GTE end offices, a GTE end office and a GTE tandem switch, between a GTE end office and the IP of a connecting telecommunications company, or between a tandem switch and the IP of a connecting telecommunications company). However, the transport between a GTE switching office and the ACI switching office must be purchased as dedicated transport and is not provided as shared transport.

6.     DEDICATED TRANSPORT.

6.1 Dedicated transport is purchased for the purpose of transporting Telecommunications Services between designated serving wire centers ("SWCs") within the same LATA. Dedicated transport may extend between two GTE SWCs ("Interoffice Dedicated Transport" or "IDT") or may extend from the GTE SWC to the ACI premise ("CLEC Dedicated Transport" or "CDT"). CDT remains within the exchange boundaries of the SWC, while IDT traverses


                                    VII-11
       exchange boundaries. IDT and CDT are further defined in Sections 6.2 and 6.3 below.

6.2 CDT is the dedicated transport facility connecting the GTE SWC to ACI's Customer Designated Location ("CDL"). The CDL will be the designated where the CLEC's physical network begins (the CDL cannot be designated at an end user customer location).

6.3 CDT includes the equipment required to terminate the interoffice facility within ACI's CDLs and within the GTE SWC. This element also includes the transport facility between the two locations but extends no farther into GTE's network than the CDL's SWC. DCT has no switching components and is available in bandwidth increments of DS0, DS1, or DS3 at rates outlined in Appendix F.

6.4 CDT consists of monthly recurring (non-usage sensitive) billable elements that are dependent on bandwidth, but may vary depending on the termination arrangement at the CDL (Office Terminating Repeater vs. SONET terminal, first system vs. additional system, etc.).

6.5 IDT is the dedicated transport facility connecting two GTE SWCs and excludes the facilities between the SWC and the CDL. IDT has no switching components and is available in bandwidth increments of DS0, DS1, and DS3 at rates outlined in Appendix F.

6.6 The price of IDT varies with the bandwidth and consists of monthly recurring (non-usage sensitive) billable elements. The components are Transport Facility Miles (monthly recurring) and Transport Termination (per end, monthly recurring).

7. SS7 TRANSPORT AND SIGNALING. SS7 signaling and transport services in support of ACI's local exchange services shall be provided in accordance with the terms and conditions of APPENDIX H attached to this Agreement and made a part hereof.

       7.1 GTE will provide interconnection with its SS7 at the STPs but not at other points.

8. LIDB SERVICES. Access to GTE's LIDB shall be provided in accordance with the rates, terms and conditions of GTE's switched access tariff, GTOC Tariff FCC No. 1, Section 8.

9. DATABASE 800-TYPE SERVICES. Access to GTE's 800-Type database (I.E., 888, 877) shall be provided in accordance with the rates, terms and conditions of GTE's switched access tariff, GTOC Tariff FCC No. 1,
       Section 8.


                                    VII-12

10. OPERATOR SERVICES (OS) AND DIRECTORY ASSISTANCE (DA). GTE will provide OS and DA to ACI in accordance with the terms set forth as follows:

       10.1 When OS and/or DA is to be provided for calls that originate from a CLECs own switch, GTE will provide branded or unbranded OS and/or DA pursuant to separate contracts to be negotiated in good faith between the parties after execution and approval of this Agreement by the Commission. (Refer to Article VIII for further details).

       10.2 When OS and/or DA is to be provided for calls that originate from an unbundled Port with Local Switching, as provided herein, and neither branding nor unbranding is requested, the CLECs calls will access GTE's OS and/or DA platform and will be processed in the same manner as GTE calls.

       10.3 When OS and/or DA is to be provided for calls that originate from an unbundled Port with Local Switching, as provided herein, and either branding or unbranding is requested, GTE will provide such unbranding or rebranding on a switch-by-switch basis, subject to capability and capacity limitations where Customized Routing is Currently Available. Upon receipt of an order for unbranding or rebranding, GTE will implement within 90 Business Days when technically capable.

       10.4 ACI will be billed charges for OS and DA and a charge for unbranding or rebranding and Customized Routing as set forth in
              Section 9. In addition, charges specified in Section 9 will apply.

       10.5 For those offices that ACI has requested GTE to rebrand and/or unbrand OS and DA, GTE will provide it where GTE performs its own OS and DA service subject to capability and capacity limitations where Customized Routing is Currently Available.
              If GTE uses a third-party contractor to provide OS or DA, GTE will not provide branding nor will GTE negotiate it with a third party on behalf of ACI. ACI must negotiate with the third party. In these instances, ACI will need to purchase customized routing to differentiate OS/DA traffic from GTE's.

11. CUSTOMIZED ROUTING. Where Currently Available and upon receipt of a written Bona Fide request (BFR) from ACI as described in Article VIII, Section ?, GTE agrees to provide customized routing for the following types of calls:

              0-
              0+Local
              0+411
              1+411
              0+HNPA-555-1212 (intraLATA, only when intraLATA presubscription is not available)


                                    VII-13

              1+HNPA-555-1212 (intraLATA, only when intraLATA presubscription is not available).

       11.1 GTE will provide ACI a list of switches that can provide customized routing using line class codes or similar method (regardless of current capacity limitations). ACI will return a list of these switches ranked in priority order. GTE will return to ACI a schedule for customized routing in the switches with existing capabilities and capacity.

       11.2 In response to the BFR from ACI, GTE will provide ACI with applicable charges, and terms and conditions, for providing OS and DA, branding, and customized routing.

       11.3 Subject to the above provisions, GTE will choose the method of implementing customized routing of OS and DA calls.

       11.4 When GTE agrees to provide customized routing to ACI, ACI will be required to establish dedicated transport in order to route OS/DA traffic to the designated platform. If unbundled Dedicated Transport is used to route OS/DA traffic to the designated platform, ACI must purchase a trunk side port and establish a collocation arrangement in accordance with Section
              2.3 of this Article. The rates for these Unbundled Network Elements will be billed in accordance with Appendix F. If the Dedicated Transport used to route OS/DA traffic to the designated platform is ordered out of the applicable access tariff, no collocation arrangement or trunk side port is required.

12. ADVANCED INTELLIGENT NETWORK ACCESS (AIN). GTE will provide ACI access to GTE AIN functionality from GTE's AIN SCP via GTE's local switch or ACI's local switch.

13. NONDISCRIMINATION PROVISION AND SUPPORT. GTE agrees to provide unbundled network elements in a timely manner considering the need and volume of requests. GTE will provide unbundled network elements in a non-discriminatory manner as required by the Act and shall provide power to such elements on the same basis as GTE provides to itself.

14. PROVISIONING INTERVALS. GTE agrees to provide unbundled network elements in a timely manner considering the need and volume of requests, pursuant to agreed upon service provisioning intervals. Such provisioning intervals shall be provided in a nondiscriminatory manner as required by the Act.

15. DIRECTORY ASSISTANCE LISTING. When ACI orders an unbundled port, a Directory Service Request (DSR) must be submitted to have the listing included in GTE's Directory Assistance database. The applicable ordering charge will be applied for processing the DSR.


                                    VII-14

                                     ARTICLE VIII
               ADDITIONAL SERVICES AND COORDINATED SERVICE ARRANGEMENTS


1.   BONA FIDE REQUEST PROCESS.

1.1 INTENT. The Bona Fide Request process may be used by ACI to request certain services, features, capabilities or functionality not currently defined in this Agreement.

1.2  PROCESS.

  1.2.1 A Bona Fide Request shall be submitted in writing by ACI and shall specifically identify the need to include technical requirements, space requirements and/or other such specifications that clearly define the request.

  1.2.2 Although not expected to do so, ACI may cancel a Bona Fide Request in writing at any time prior to ACI and GTE agreeing to price and availability. GTE will then cease analysis of the request.

  1.2.3 Within two (2) Business Days of its receipt, GTE shall acknowledge in writing the receipt of the Bona Fide Request and identify a single point of contact and any additional information needed to process the request.

  1.2.4 Except under extraordinary circumstances, within ten (10) Business Days of its receipt of a Bona Fide Request, GTE shall provide a proposed price and availability date, or it will provide an explanation as to why GTE elects not to meet ACI's request. GTE will consider relevant portions of previous BFRs, from any carrier, in the evaluation of the BFR in progress to make best efforts to shorten response times and, to the extent possible, avoid duplicate work. If extraordinary circumstances prevail, GTE will inform ACI as soon as it realizes that it cannot meet the ten (10) Business Day response due date. ACI and GTE will then determine a mutually agreeable date for receipt of the request.

  1.2.5 Unless ACI agrees otherwise, all proposed prices shall be consistent with the pricing principles of the Act, FCC and/or the Commission. Payments for services purchased under a Bona Fide Request will be made upon delivery, unless otherwise agreed to by ACI, in accordance with the applicable provisions of the Agreement.

  1.2.6 If at any time an agreement cannot be reached as to the terms and conditions or price of the request GTE agrees to meet, the dispute resolution procedures described in Article III hereunder may be used by a Party to reach a resolution.


                                     VIII-1

2. TRANSFER OF SERVICE ANNOUNCEMENTS. For services other than GTE resold and ported number services, when an end user customer transfers service from one Party to the other Party, and does not retain its original telephone number, the Party formerly providing service to the end user will provide, upon request and if such service is provided to its own customers, a referral announcement on the original telephone number. This announcement will provide the new number of the customer and will remain in effect for the same time period this service is provided to GTE's own end users. For GTE resold and ported number services, GTE shall provide an intercept referral on behalf of ACI.

3. MISDIRECTED CALLS. The Parties will employ the following procedures for handling any misdirected calls (e.g., Business office, repair bureau, etc.).

3.1 To the extent the correct provider can be determined, each Party will refer misdirected calls to the proper provider of local exchange service. When referring such calls, both Parties agree to do so in a courteous manner, at no charge.

3.2 For misdirected repair calls, the Parties will provide their respective repair bureau contact number to each other on a reciprocal basis and provide the end user the correct contact number.

3.3 In responding to misdirected calls, neither Party shall make disparaging remarks about each other, nor shall they use these calls as a basis for internal referrals or to solicit end users or to market services.

4.   911/E911 ARRANGEMENTS.

4.1 DESCRIPTION OF SERVICE. If ACI has a 911 obligation in a specific area and if GTE provides the routing service for 911 traffic in that area, ACI will install a minimum of two (2) dedicated trunks to GTE's 911/E911 selective routers (i.e., 911 tandem offices) that serve the areas in which ACI provides Exchange Services, for the provision of 911/E911 services and for access to all subtending PSAPs. The dedicated trunks shall be, at a minimum, DS-0 level trunks configured as a 2-wire analog interface or as part of a digital (1.544 Mbps) interface in which all circuits are dedicated to 9-1-1 traffic. Either configuration shall use CAMA type signaling with multifrequency ("MF") tones that will deliver ANI with the voice portion of the call. GTE will provide ACI with the appropriate CLLI codes and specifications of the tandem office serving area or the location of the primary PSAP when there is no 911 routing in that 911 district. If an ACI central office serves end users in an area served by more than one
     (1) GTE 911/E911 selective router, ACI will install a minimum of two (2) dedicated trunks in accordance with this Section to each of such 911/E911 selective routers or primary PSAP.


                                     VIII-2

4.2 TRANSPORT. If ACI desires to obtain transport from GTE to the GTE 911 selective routers, ACI may purchase such transport from GTE at the rates set forth in Appendix G.

4.3 COOPERATION AND LEVEL OF PERFORMANCE. The Parties agree to provide access to 911 /E911 in a manner that is transparent to the end user. The Parties will work together to facilitate the prompt, reliable and efficient interconnection of ACI's systems to the 911/E911 platforms, with a level of performance that will provide the same grade of service as that which GTE provides to its own end users. To this end, GTE will provide documentation to ACI showing the correlation of its rate centers to its E911 tandems at rates set forth in Appendix G.

4.4  BASIC 911 AND E911 GENERAL REQUIREMENTS:

  4.4.1 Basic 911 and E911 provides a caller access to the appropriate emergency service bureau by dialing a 3-digit universal telephone number (911).

  4.4.2 Where GTE has a 911 selective router installed in the network serving the 911 district, GTE shall use subscriber data derived from the Automatic Location Identification/Database Management System (ALI/DMS) to selectively route the 911 call to the Public Safety Answering Point (PSAP) responsible for the caller's location.

  4.4.3 All requirements for E911 also apply to the use of SS7 as a type of signaling used on the interconnection trunks from the local switch to an end office or a selective router.

  4.4.4 Basic 911 and E911 functions provided to ACI shall be at least at parity with the support and services that GTE provides to its subscribers for such similar functionality.

  4.4.5 Basic 911 and E911 access from Local Switching shall be provided to ACI in accordance with the following:

  4.4.5.1 GTE and ACI shall conform to all state regulations concerning emergency services.

  4.4.5.2 For E911, both ACI and GTE shall use their respective service order processes to update access line subscriber data for transmission to the database management systems. Validation will be done via MSAG comparison listed in Section 4.4.5.5.


                                     VIII-3

  4.4.5.3 If legally required by the appropriate jurisdiction, GTE shall provide or overflow 911 traffic to be routed to GTE Operator Services or, at ACI's discretion, directly to ACI Operator Services.

  4.4.5.4 Basic 911 and E911 access from the ACI local switch shall be provided from GTE to ACI in accordance with the following:

          4.4.5.4.1 If required by ACI and technically feasible, GTE shall interconnect direct trunks from the ACI network to the E911 PSAP, or to the E911 selective routers as designated by ACI. Such trunks may alternatively be provided by ACI.

          4.4.5.4.2 In government jurisdictions where GTE has obligations under existing Agreements as the primary provider of the 911 System to the county (i.e., "lead telco"), ACI shall participate in the provision of the 911 System as follows:

          4.4.5.4.2.1 Each Party shall be responsible for those portions of the 911 System for which it has control, including any necessary maintenance to each Party's portion of the 911 System.

          4.4.5.4.2.2 ACI and GTE recognize that the lead telco in a 911 district has the responsibility of maintaining the ALI database for that district. Each company will provide its access line subscriber records to the database organization of that lead telco. ACI and GTE will be responsible for correcting errors when notified by either the 911 district or its customer, and then submitting the corrections to the lead telco. Lead telco database responsibilities are covered in Section
                      4.4.5.5 of this Article.

          4.4.5.4.2.3 ACI shall have the right to verify the accuracy of information regarding ACI customers in the ALI database using methods and procedures mutually agreed to by the Parties. The fee for this service shall be determined based upon the agreed upon solution.

          4.4.5.4.3 If a Third Party is the primary service provider to a 911 district, ACI shall negotiate separately with such Third Party with regard to the provision of 911 service to the agency. All relations between such Third Party


                                     VIII-4
                    and ACI are totally separate from this Agreement and GTE makes no representations on behalf of the Third Party.

          4.4.5.4.4 If ACI or Affiliate is the primary service provider to a 911 district, ACI and GTE shall negotiate the specific provisions necessary for providing 911 service to the agency and shall include such provisions in an amendment to this Agreement.

          4.4.5.4.5 Interconnection and database access shall be at rates as set forth in Appendix G.

          4.4.5.4.6 GTE shall comply with established, competitively neutral intervals for installation of facilities, including any collocation facilities, diversity requirements, etc.

          4.4.5.4.7 In a resale situation, where it may be appropriate for GTE to update the ALI database, GTE shall update such database with ACI data in an interval no less than is experienced by GTE subscribers, or than for other carriers, whichever is faster, at no additional cost.

  4.4.5.5 The following are Basic 911 and E911 Database Requirements:

          4.4.5.5.1 The ALI database shall be managed by GTE, but is the property of GTE and any participating LEC or CLEC which provides their records to GTE.

          4.4.5.5.2 Copies of the MSAG shall be provided within five (5) business days after the date the request is received and provided on diskette or paper copy at the rates set forth in Appendix G.

          4.4.5.5.3 ACI shall be solely responsible for providing ACI database records to GTE for inclusion in GTE's ALI database on a timely basis.

          4.4.5.5.4 GTE and ACI shall arrange for the automated input and periodic updating of the E911 database information related to ACI end users. GTE shall work cooperatively with ACI to ensure the accuracy of the data transfer by verifying it against the Master Street Address Guide ("MSAG"). GTE shall accept


                                     VIII-5
                    electronically transmitted files or magnetic tape that conform to National Emergency Number Association ("NENA") Version #2 format.

          4.4.5.5.5 ACI shall assign an E911 database coordinator charged with the responsibility of forwarding ACI end user ALI record information to GTE or via a third-party entity, charged with the responsibility of ALI record transfer. ACI assumes all responsibility for the accuracy of the data that ACI provides to GTE.

          4.4.5.5.6 GTE shall update the database within one (1) business day of receiving the data from ACI. If GTE detects an error in the ACI provided data, the data shall be returned to ACI within one day from when it was provided to GTE. ACI shall respond to requests from GTE to make corrections to database record errors by uploading corrected records within one day. Manual entry shall be allowed only in the event that the system is not functioning properly.

          4.4.5.5.7 GTE agrees to treat all data on ACI subscribers provided under this Agreement as strictly confidential and to use data on ACI subscribers only for the purpose of providing E911 services.

          4.4.5.5.8 GTE shall adopt use of a Carrier Code (NENA standard five-character field) on all ALI records received from ACI. The Carrier Code will be used to identify the carrier of record in NP configurations. The NENA Carrier Code for ACI is "ACI"; the NENA Carrier Code for GTE is "GTE."

  4.4.5.6 GTE and ACI will comply with the following requirements for network performance, maintenance and trouble notification.

          4.4.5.6.1 Equipment and circuits used for 911 shall be monitored at all times. Monitoring of circuits shall be done to the individual trunk level. Monitoring shall be conducted by GTE for trunks between the selective router and all associated PSAPs.

          4.4.5.6.2 Repair service shall begin immediately upon report of a malfunction. Repair service includes testing and diagnostic service from a remote location, dispatch of


                                     VIII-6
                    or in-person visit(s) of personnel. Where an on-site technician is determined to be required, a technician will be dispatched without delay.

          4.4.5.6.3 GTE shall notify ACI forty-eight (48) hours in advance of any scheduled testing or maintenance affecting ACI 911 service. GTE shall provide notification as soon as possible of any unscheduled outage affecting ACI 911 service.

          4.4.5.6.4 All 911 trunks must be capable of transporting Baudot Code necessary to support the use of Telecommunications Devices for the Deaf ("TTY/TDDs").

  4.4.5.7 Basic 911 and E911 Additional Requirements

          4.4.5.7.1 All ACI lines that have been ported via INP shall reach the correct PSAP when 911 is dialed. Where GTE is the lead telco and provides the ALI, the ALI record will contain both the ACI number and GTE ported number. The PSAP attendant shall see both numbers where the PSAP is using a standard ALI display screen and the PSAP extracts both numbers from the data that is sent. GTE shall cooperate with ACI to ensure that 911 service is fully available to all ACI end users whose telephone numbers have been ported from GTE, consistent with State provisions.

          4.4.5.7.2 ACI and GTE shall be responsible for reporting all errors, defects and malfunctions to one another. GTE and ACI shall provide each other with a point of contact for reporting errors, defects, and malfunctions in the service and shall also provide escalation contacts.

          4.4.5.7.3 ACI may enter into subcontracts with third parties, including ACI Affiliates, for the performance of any of ACI's duties and obligations stated herein.

          4.4.5.7.4 Where GTE is the lead telco, GTE shall provide ACI with notification of any pending selective router moves within at least ninety (90) days in advance..


                                     VIII-7

          4.4.5.7.5 Where GTE is the lead telco, GTE shall establish a process for the management of NPA splits by populating the ALI database with the appropriate new NPA codes.

          4.4.5.7.6 Where GTE is the lead telco, GTE shall provide the ability for ACI to update 911 database with end user information for lines that have been ported via INP or LNP.

  4.4.6 Basic 911 and E911 Information Exchanges and interfaces. Where GTE is the lead telco:

  4.4.6.1 GTE shall provide ACI access to the ALI Gateway which interfaces to the ALI/DMS database. GTE shall provide error reports from the ALI/DMS database to ACI within one (1) day after ACI inputs information into the ALI/DMS database. Alternately, ACI may utilize GTE or a Third Party entity to enter subscriber information into the database on a demand basis, and validate subscriber information on a demand basis. The rates are set forth in Appendix G.

  4.4.6.2 GTE and ACI shall arrange for the automated input and periodic updating of the E911 database information related to ACI end users. GTE shall work cooperatively with ACI to ensure the accuracy of the data transfer by verifying it against the Master Street Address Guide ("MSAG"). GTE shall accept electronically transmitted files or magnetic tape that conform to National Emergency Number Association ("NENA") Version #2 format.

  4.4.6.3 Updates to MSAG. Upon receipt of an error recording an ACI subscriber's address from GTE, and where GTE is the lead telco, it shall be the responsibility of ACI to ensure that the address of each of its end users is included in the Master Street Address Guide ("MSAG") via information provided on ACI's Local Service Request ("LSR") or via a separate feed established by ACI pursuant to Section 4.4.5.7 of this Article.

  4.4.6.4 The ALI database shall be managed by GTE, but is the property of GTE and all participating telephone companies. The interface between the E911 Switch or Tandem and the ALI/DMS database for ACI subscriber shall meet industry standards.

4.5 COMPENSATION. In situations in which GTE is responsible for maintenance of the 911 /E911 database and can be compensated for maintaining ACI's information by the municipality, GTE will seek such compensation from the municipality.


                                     VIII-8

     GTE will seek compensation from ACI only if and to the extent that GTE is unable to obtain such compensation from the municipality. GTE shall charge ACI a portion of the cost of the shared 911 /E911 selective router as set forth in Appendix G.

5.   INFORMATION SERVICES TRAFFIC.

5.1 ROUTING. Each Party shall route traffic for Information Services (I.E., 900-976, Internet, weather lines, sports providers, etc.) which originates on its network to the appropriate Information Service Platform.

5.2  BILLING AND COLLECTION AND INFORMATION SERVICE PROVIDER (ISP) REMUNERATION.

  5.2.1 In the event GTE performs switching of ISP traffic associated with resale or unbundled network elements for ACI, GTE shall provide to ACI GTE's standard call detail records so as to allow ACI to bill its end users. GTE shall not be responsible or liable to ACI or ISP for Billing and Collection and/or any receivables of Information Service Providers.

  5.2.2 Notwithstanding and in addition to Article III, Section 24, GTE shall be indemnified and held harmless by ACI from and against any and all suits, actions, losses, damages, claims, or liability of any character, type, or description, including all expenses of litigation and court cost which may arise as a result of the provisions contained in Section 5.2.1 supra. The indemnity contained in this section shall survive the termination of this Agreement, for whatever reason.

  5.2.3   GTE agrees to notify ACI in writing within       working days, by
          registered or certified mail at                    of any claim made
          against GTE on the obligations indemnified against pursuant to this
          Section 5.

  5.2.4   It is understood and agreed that the indemnity provided for in this
          Section 5 is to be interpreted and enforced so as to provide indemnification of liability to GTE to the fullest extent now or hereafter permitted by law.

5.3 900-976 CALL BLOCKING. GTE shall not unilaterally block 900-976 traffic in which GTE performs switching associated with resale or unbundled network elements. GTE will block 900-976 traffic when requested to do so, in writing, by ACI. ACI shall be responsible for all cost associated with the 900-976 call blocking request. GTE reserves the right to block any and all calls which may harm or damage its network.

5.4 MISCELLANEOUS. GTE reserves the right to provide to any Information Service Provider a list of any and all Telecommunications Providers doing business with GTE.


                                     VIII-9

6. TELEPHONE RELAY SERVICE. Local and intraLATA Telephone Relay Service ("TRS") enables deaf, hearing-impaired, or speech-impaired TRS users to reach other telephone users. With respect to resold services, ACI's end users will have access to the state authorized TRS provider to the extent required by the Commission, including any applicable compensation surcharges.

7. DIRECTORY ASSISTANCE (DA) AND OPERATOR SERVICES (OS). Where ACI is providing local service with its own switch, upon ACI's request GTE will provide to ACI rebranded or unbranded directory assistance services and/or operator services pursuant to separate contracts to be negotiated in good faith between the Parties. If ACI so requests directory assistance services and/or operator services, such contracts shall provide for the following:

7.1 DIRECTORY ASSISTANCE CALLS. GTE directory assistance centers shall provide number and addresses to ACI end users in the same manner that number and addresses are provided to GTE end users. If information is provided by an automated response unit ("ARU"), such information shall be repeated twice in the same manner in which it is provided to GTE end users. Where available, GTE will provide call completion to ACI end users in the same manner that call completion is provided to GTE end users. GTE will provide its existing services to ACI end users consistent with the service provided to GTE end users.

7.2 OPERATOR SERVICES CALLS. GTE operator services provided to ACI end users shall be provided in the same manner GTE operator services are provided to GTE end users. In accordance with GTE practices and at GTE rates, GTE will offer to ACI end users collect, person-to-person, station-to-station calling, Third Party billing, emergency call assistance, calling card services, credit for calls, time and charges, notification of the length of call, and real time rating. GTE operators shall also have the ability to quote ACI rates upon request but only if there is appropriate cost recovery to GTE and to the extent it can be provided within the technical limitations of GTE's switches. GTE will provide its existing services to ACI end users consistent with the service GTE provides to its own end users.

8. DIRECTORY ASSISTANCE LISTINGS INFORMATION. GTE will include listings in its directory assistance database for ACI end users in the same geographic area as GTE provides directory assistance for GTE end users as specified in
     Article VI, Section ?.

8.1 GTE shall provide to ACI, at ACI's request, for purposes of ACI providing ACI-branded directory assistance services to its local customers, within sixty (60) Business Days after an order for such tape is received, all published DA listings for that specific state via magnetic tape. Such listings will be Confidential Information under this Agreement and ACI will use the listings only for its directory assistance services to its end users. If ACI uses a Third Party directory assistance service to its end users, ACI will ensure that such Third Party likewise


                                     VIII-10
     treats the listings as Confidential Information under this Agreement, and uses them only for such directory assistance. Changes to the DA Listing Information shall be updated on a daily basis through the same means used to transmit the initial list. DA Listing Information provided shall indicate whether the customer is a residence or business customer. The rate to be paid by ACI to GTE will be reasonable and mutually agreed.

8.2 The Parties will not release DA Listing Information that includes the other Party's end user information to Third Parties without the other Party's written approval. The other Party will inform the Releasing Party if it desires to have the Releasing Party provide the other Party's DA Listing Information to the Third Party, in which case, the Releasing Party shall provide the other Party's DA Listing Information at the same time as the Releasing Party provides the Releasing Party's DA Listing Information to the Third Party. The rate to be paid by the Releasing Party to the other Party shall be no more than the direct costs of compiling such information. The other Party shall be responsible for billing the Third Party.

8.3 The Parties will work together to identify and develop procedures for database error corrections.

9. DIRECTORY LISTINGS AND DIRECTORY DISTRIBUTION. ACI will be required to negotiate a separate agreement for directory listings and directory distribution, except as set forth below, with GTE's directory publication company.

              LISTINGS. ACI agrees to supply GTE on a regularly scheduled basis, at no charge, and in a mutually agreed upon format (e.g. Ordering and Billing Forum developed), all listing information for ACI's subscribers who wish to be listed in any GTE published directory for the relevant operating area. Listing information will consist of names, addresses (including city, state and zip code) and telephone numbers. Nothing in this Agreement shall require GTE to publish a directory where it would not otherwise do so.

              Listing inclusion in a given directory will be in accordance with GTE's solely determined directory configuration, scope, and schedules, and listings will be treated in the same manner as GTE's listings.

              DISTRIBUTION. Upon directory publication, GTE will arrange for the initial distribution of the directory to service subscribers in the directory coverage area at no charge.

              ACI will supply GTE in a timely manner with all required subscriber mailing information including non-listed and non-published subscriber mailing information, to enable GTE to perform its distribution responsibilities.

                                     VIII-11

10. BUSY LINE VERIFICATION AND BUSY LINE VERIFICATION INTERRUPT. Each Party shall establish procedures whereby its operator assistance bureau will coordinate with the operator assistance bureau of the other Party to provide Busy Line Verification ("BLV") and Busy Line Verification and Interrupt ("BLVI") services on calls between their respective end users. Each Party shall route BLV and BLVI inquiries over separate inward operator services trunks. Each Party's operator assistance bureau will only verify and/or interrupt the call and will not complete the call of the end user initiating the BLV or BLVI. Each Party shall charge the other for the BLV and BLVI services at the rates contained in APPENDIX ?, or if there is no applicable rate listed in APPENDIX ?, at the rates in their respective tariffs.

11. SAG. GTE will provide to ACI upon request the Street Address Guide at a reasonable charge. Two companion files will be provided with the SAG which lists all services and features at all LSOs, and lists services and features that are available in a specific LSO.

12. DIALING FORMAT CHANGES. GTE will provide reasonable notification to ACI of changes to local dialing format, I.E., 7 to 10 digit, by end office.

13. OPERATIONAL SUPPORT SYSTEMS (OSS). GTE shall provide OSS functions to ACI for ordering, provisioning and billing that are generally available as described in APPENDIX H attached to this Agreement and consistent with Commission and FCC decisions applicable to the Parties.



                                     VIII-12

                                      ARTICLE IX
                                     COLLOCATION


1. PHYSICAL COLLOCATION. GTE shall provide to ACI physical collocation of equipment pursuant to 47 CFR Section 51.323 necessary for interconnection or for access to unbundled network elements.GTE will work with ACI to install physical collocation arrangements within 120 calendar days absent extenuating circumstances. GTE will provide such collocation for purposes of interconnection or access to unbundled network elements pursuant to the terms and conditions in the applicable federal and state EIS tariffs.

     If GTE demonstrates that physical collocation is not practical because of technical reasons or space limitations, as provided in Section 251(c)(6) of the Act, GTE will provide ACI an alternative arrangement as described in 2. below, subject to the Parties good faith resolution of implementation issues.

1.1 SPACE PLANNING. In addition to such provisions for space planning and reservation as may be set forth in the applicable GTE federal and state EIS tariffs, the parties agree to the following terms and conditions.

  1.1.1 GTE has the right to reasonably reserve space within its central offices for its own use based on future plans. If GTE denies ACI's application for initial or growth collocation space based on reserving space for GTE's future needs, and ACI disagrees with GTE's denial for space, GTE agrees to demonstrate to the Commission proper justification for GTE's reservation of space.

  1.1.2 GTE will notify ACI if it plans to build an addition to a central office where ACI has collocated facilities, if such addition would result in a material increase of space available for collocation.

  1.1.3 Should ACI submit to GTE a two-year forecast for space planning for collocated facilities in a central office, GTE will, in good faith, consider and discuss such forecast with ACI when considering space planning or utilization decisions for such central office; provided, however that any final space planning or utilization decision shall be made by GTE in its sole discretion in light of GTE requirements.

  1.1.4 Subject to technical feasibility and space limitations, GTE will make available at applicable federal and state EIS tariffs such intraoffice facilities as may be necessary to accommodate projected volumes of ACI traffic.

1.2 CONNECTION TO CUSTOMER LOOPS AND PORTS. Facilities for cross-connection to unbundled loops and ports shall be provided under the applicable GTE federal tariff for Special Access Cross Connect, until such time as a local tariff applicable to the facilities used for such cross-connection is filed.

1.3 CONNECTION TO OTHER COLLOCATED CARRIERS. Subject to technical feasibility and space limitations, ACI may interconnect with other carriers collocated at a GTE central office at which ACI has collocated facilities; provided, however, that ACI and such other carriers must be collocated at the GTE central office for the primary purpose of interconnecting with GTE or accessing GTE's unbundled network elements. If ACI wants to interconnect with other carriers collocated at a GTE central office, ACI must provide GTE with thirty Business Days' prior written notice, during which time GTE may elect to provide the facilities necessary to accomplish such interconnection. ACI and the other collocated carriers may provide the necessary interconnection facilities only if GTE elects not to provide such facilities or fails to so elect within the thirty day notice period. If GTE elects to provide interconnection facilities under this section, GTE will provide this cross connection under the GTE federal tariff for Special Access Cross Connect, until such time as a local tariff applicable to the facilities used for such interconnection facilities is filed.

1.4 CHOICE OF VENDOR. ACI may use the vendor of its choice to install, maintain and repair equipment within ACI's collocated space. Access by the employees, agents or contractors of such vendor shall be subject to the same restrictions on access by employees, agents or contractors of ACI imposed under the applicable GTE federal and state EIS tariffs, including but not limited to certification and approval by GTE.

1.5 MONITORING. Subject to technical feasibility and space limitations, ACI may extend its own facilities for remote monitoring of its collocated equipment to its collocated space. ACI may request that GTE provide the facilities necessary for such remote monitoring, at which time GTE and ACI will negotiate in good faith the price, terms and conditions of remote monitoring by GTE.

1.6 PHONE SERVICE. Upon ordering collocated space, ACI may order that its collocation cage be provided with plain old telephone service (POTS) and/or ISDN, if available, commencing at such time as GTE has completed construction of the collocated space. ACI shall pay separately for any ordered POTS or ISDN service.

1.7 INTRAOFFICE DIVERSITY. At ACI's request, GTE will provide diversity for ingress/egress fiber and power cables where such diversity is available and subject to technical feasibility and space limitations.

1.8 NOTIFICATION OF MODIFICATIONS. GTE will notify ACI of modifications to collocation space in accord with the terms of applicable GTE state and federal EIS tariffs. Additionally, GTE shall notify ACI when major upgrades are made to the power plants supporting ACI's collocation space. The following shall constitute such major upgrades:

     (a) replacement of a rectifier;

     (b) addition or replacement of a new fusing module;

     (c) addition or replacement of a power distribution unit frame; or

     (d) addition or replacement of modular rectifiers.

1.9 DRAWINGS. When ACI orders collocated space, GTE and ACI will hold a GTE/Customer meeting in accord with applicable GTE state and federal EIS tariffs. At such meeting, GTE will provide such drawings of GTE's central office facility as may be necessary to adequately depict ACI's proposed collocation space.

1.10 CONSTRUCTION OF SPACE. GTE, or a GTE approved contractor selected by ACI, will construct ACI's collocation space in accord with the terms and conditions set forth in the applicable GTE state and federal EIS tariff. Additionally, GTE agrees to the following terms and conditions regarding construction of collocated space:

  1.10.1 Space will be constructed in 100 square foot increments, and shall be designed so as to prevent unauthorized access.

  1.10.2 A standard 100 square foot cage shall have the following standard features:

          (a) eight-foot high, nine gauge chain link panels;

          (b) three of the panels listed at (a) above shall measure eight by ten feet, the fourth panel shall measure eight by seven feet;

          (c) the door to the cage shall measure eight by three feet and shall also consist of nine gauge chain link;

          (d) the cage shall be provided with one padlock set, with GTE retaining one master key;

          (e) one ac electrical outlet;

          (f) one charger circuit system;

          (g) one electrical sub-panel;

          (h) such additional lighting as may be necessary;

          (i) one fire detection requirement evaluation;

          (j) grounding for the cage consistent with COEI.

  1.10.3  Modifications to the standard configuration set forth in Section
          1.10.2 can be made on an individual case basis. If modifications are agreed upon and made by the Parties, GTE will work with ACI to implement such additional modifications as may be necessary to ensure that ACI's collocated space is protected from unauthorized access.

  1.10.4 At such time as construction of ACI's collocation space is approximately 50 percent completed, GTE will give ACI notification, and such notification shall include scheduled completion and turnover dates.

  1.10.5 Upon completion of construction of collocated space, GTE will conduct a walk through of the collocated space with ACI. Should ACI note any deviations from the plan agreed upon by GTE and ACI at the customer meeting, and if such deviations were not requested by ACI or not required by law, GTE shall correct such deviations at its own expense within 5 Business Days.

1.11 CONNECTION EQUIPMENT. ACI may provision equipment for the connection of ACI termination equipment to GTE equipment using either of the following methods:

  1.11.1 ACI may extend an electrical or optical cable from the terminal within ACI's collocation cage and terminate that cable at GTE's network.

  1.11.2 ACI may install a patch panel within its collocation cage and then hand the cabling to GTE to extend to and have GTE terminate that cable at GTE's network.

1.12 ACCESS TO ACI COLLOCATION SPACE. The terms and conditions of access to CLEC's collocation space shall be as set forth in applicable GTE state and federal EIS tariffs. ACI shall have access to its collocated equipment on a twenty-four hour, seven-days-a-week basis subject to reasonable security and safety controls. Additionally, GTE agrees that the following terms and conditions shall apply to access:

  1.12.1 GTE shall implement adequate measures to control access to collocation cages.

  1.12.2 Collocation space shall comply with all applicable fire and safety codes.

  1.12.3 Doors with removable hinges or inadequate strength shall be monitored by an alarm connected to a manned site. All other alarms monitoring ACI collocation space provided by GTE shall also be connected to a manned site. ACI may, at its option, provide its own intrusion alarms for its collocated space.

  1.12.4 GTE shall control janitorial access to collocation cages, and restrict such access to approved and certified employees, agents or contractors.

  1.12.5 GTE shall establish procedures for access to collocation cages by GTE and non-GTE emergency personnel, and shall not allow access by security guards unless such access comports with this section and is otherwise allowed under applicable GTE state and federal EIS tariffs.

  1.12.6 GTE shall retain a master key to ACI's collocation space for use only in event of emergency as detailed in applicable GTE state and federal tariffs. At ACI's option, the Parties shall review key control procedures no more frequently than once in any twelve month period. At any time, ACI may elect to change keys if it suspects key control has been lost, provided, however, that GTE will be provided with a master key in accord with this section.

  1.12.7 Not more frequently than once a year, ACI may audit the security and access procedures and equipment applicable to its collocated space and the central office housing the collocation space. Access by personnel necessary to conduct such an audit shall be limited as set forth in applicable GTE state and federal EIS tariffs. Should ACI identify deficiencies in security and access procedures and equipment as a result of such audit, the cost, terms and conditions of the correction of such deficiencies shall be negotiated in good faith between the parties.

1.14 COMMON COLLOCATION SPACE. Where sufficient space exists and upon request, GTE will provide for collocation on a shared or common space basis, with each collocator's area defined within the common space. Space for common collocation will be allocated within the same secured space as other forms of physical collocation; ie, caged collocation. Space will be made available in single frame bay increments and requests for multiple bay space will be provided n adjacent bays where possible. Space will be provided utilizing standard equipment bay configurations in which the collocator can place and maintain its own equipment. Access to the common collocation space will be on the same terms as physical caged collocation in the same wire center. Each collocator shall be responsible for providing any additional security measures to protect its equipment. The rates, terms, and conditions that apply specifically to common collocation are TBD. To the extent not inconsistent with these requirements, the remaining rates, terms, and conditions for physical collocation shall apply to common collocation.

2. ACCESS TO UNBUNDLED ELEMENTS. In order to provide the capability for ACI to connect its facilities to GTE's unbundled elements at the wire center where the elements are resident, the Parties agree to use the following heirarchy of collocation options and alternatives to collocation:

2.1 If space is available, ACI will use physical (caged) collocation as described in Section 1. above.

2.2 If space is not available for physical collocation, ACI will use common collocation as described in Section 1.14 above, provided that (1) common collocation is either currently available or can be made available within 120 days, and (2) sufficient space is available to meet ACI's reasonable needs.

2.3 If space is not available for physical or common collocation, GTE will work with ACI to provide an alternate arrangement to access unbundled elements. Such arrangements may include, but are not limited to, those described below. GTE's ability to provide any specific arrangement or technology may vary by location. Unless provided by GTE tariff, the technical requirements and the rates, terms, and conditions of each arrangement will be established on an individual case basis.

2.3.1     VIRTUAL COLLOCATION. Virtual collocation is provided pursuant to GTE
          Tariff.

2.3.2 CONNECTION TO AN INTERMEDIARY DISTRIBUTION FRAME. GTE will provide a dedicated intermediary distribution frame (IDF) or dedicated space on a shared IDF for ACI. ACI will be required to provide copper cable facilities to connect the IDF to ACI's network. ACI will not have access to GTE's building. ACI will hand off the building entrance cable to GTE at the nearest man hole to GTE's building or another mutually agreed upon location. GTE will pull the cable into GTE's building and terminate it on the IDF. GTE will connect the IDF to GTE's main distribution frame (MDF). Standard EIS cross connect charges will apply to connect UNEs to the termination at the MDF.

2.3.3 CONNECTION TO THE MAIN DISTRIBUTION FRAME. GTE will provide dedicated copper cable facilities necessary to connect GTE's MDF with ACI's network. GTE and ACI facilities will be connected at a meet point in the nearest man hole to GTE's building or at another mutually agreed upon location. GTE will terminate the cable on the MDF. ACI will not have access to GTE's building or GTE's cable other than at the meet point. Standard EIS cross connect charges will apply to connect UNEs to the termination at the MDF.

                                      ARTICLE X
                  ACCESS TO POLES, DUCTS, CONDUITS AND RIGHTS-OF-WAY


To the extent required by the Act, GTE and ACI shall each afford to the other access to the poles, ducts, conduits and rights of way it owns or controls on terms, conditions and prices comparable to those offered to any other entity pursuant to each Parties tariffs and/or standard agreements. Accordingly, if either Party desires access to the other Party's poles, ducts, or rights of way, GTE and ACI shall execute pole attachment and conduit occupancy agreements.

IN WITNESS WHEREOF, each Party has executed this Agreement to be effective as of the date first above written.

GTE                                      ACI



By    /s/ CONNIE NICHOLAS               By     /s/ ERIC H. GEIS
       ------------------------                ----------------------------

Name   Connie Nicholas                  Name   Eric H. Geis
       ------------------------                ----------------------------

Title  Assistant Vice President         Title  VP and GM
       Wholesale Markets-Interconnection       ----------------------------
       ------------------------

Date   December 1, 1998                  Date  November 13, 1998
       ------------------------           ----------------------------

                                      APPENDIX A
                                    SERVICE MATRIX



Date
      -------------------------



 Service Location                                            Services
  (identified by                  IP                 (identified by __________)
tandem serving area)    (identified by CLLI code)
------------------------------------------------------------------------------

                                      APPENDIX B
                     INTERCONNECTION, TELECOMMUNICATIONS SERVICES
                               AND FACILITIES AGREEMENT

                                       BETWEEN

                             GTE __________ INCORPORATED

                             ___________________________

                                 AMENDMENT NO. _____


THIS AMENDMENT (herein so called) is made effective as of ___________________, 199___, by and between GTE ________________________ Incorporated ("GTE") and
_______________________________ ("ACI").  GTE and ACI are sometimes referred to herein collectively as the "PARTIES" and individually as a "PARTY." Either GTE or ACI may be referred to as "PROVIDER" or "CUSTOMER" as the context requires.

WHEREAS, Provider is providing to Customer and Customer is purchasing from Provider those Services described in that certain Interconnection, Telecommunications Services and Facilities Agreement for the State of ____________ by and between GTE and ACI dated effective as of _______________, 199___ (the "AGREEMENT"); and

WHEREAS, the Parties desire to amend the Agreement as provided in this Amendment.

NOW, THEREFORE, in consideration of the terms and conditions contained in this Amendment, the Parties agree as follows:

1.

2.     ADDITIONAL SERVICES [IF APPLICABLE]

2.1 Provider agrees to provide to Customer and Customer agrees to purchase from Provider the following services under the terms and conditions set forth in the Agreement and within the service attachment listed below and attached to this Amendment:

       Service Attachment _____ - ________________________

2.2 As of the effective date of this Amendment, and continuing through the remaining term of the Agreement, __________________ is made a part of the Services provided under the Agreement and Service Attachment _____ shall be deemed to be a Service Attachment to the Agreement.

2.3 As of the effective date of this Amendment, and continuing through the remaining term of the Agreement, APPENDIX A, Service Matrix, to the Agreement is hereby deleted and APPENDIX A, Service Matrix, to this Amendment is hereby inserted in lieu thereof to reflect the additional Services and related Service Locations.

3.     SERVICE LOCATIONS [IF APPLICABLE]

3.1 Provider agrees to provide to Customer and Customer agrees to purchase from Provider the following Services in the following locations:


       Service Location                 IP                      Services
   (identified by tandem      (identified by CLLI       (identified by Service
       serving area)                 code)                Attachment Number)
   ---------------------------------------------------------------------------




3.2    As of the effective date of this Amendment, the locations set forth in
       Section 3.1 above shall be deemed Service Locations under the Agreement.

3.3 As of the effective date of this Amendment, and continuing through the remaining term of the Agreement, APPENDIX A, Service Matrix, to the Agreement is hereby deleted and APPENDIX A, Service Matrix, to this Amendment is hereby inserted in lieu thereof to reflect additional Service Locations.

4.     INTERPRETATION

       All capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement.

5.     EFFECT

       Except as modified herein, the Agreement shall remain in full force and effect.

6.     AUTHORITY

       Each person whose signature appears below represents and warrants that he or she has the authority to bind the Party on whose behalf he or she has executed this Amendment.

7.     MULTIPLE COUNTERPARTS

       This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall constitute but one and the same instrument.

8.     NO OFFER

       Submission of this Amendment for examination or signature does not constitute an offer by Provider for the provision of the products or services described herein. This Amendment will be effective only upon execution by both Provider and Customer.

IN WITNESS WHEREOF, the Parties have executed this Amendment on the date or dates written below effective as of the date first above written.

GTE __________ INCORPORATED
                                       ----------------------------------------


By                                     By
    ------------------------------         ------------------------------------

Name                                   Name
    ------------------------------         ------------------------------------

Title                                  Title
    ------------------------------         ------------------------------------

Date                                   Date
    ------------------------------         ------------------------------------

                                      APPENDIX C
                                RATES AND CHARGES FOR
                         TRANSPORT AND TERMINATION OF TRAFFIC


GENERAL.  The rates contained in this APPENDIX C are the rates as defined in
Article V and are subject to change resulting from future Commission or other proceedings, including but not limited to any generic proceeding to determine GTE's unrecovered costs (e.g., historic costs, contribution, undepreciated reserve deficiency, or similar unrecovered GTE costs (including GTE's interim Universal Service Support Surcharge)), the establishment of a competitively neutral universal service system, or any appeal or other litigation.


Each Party  will bill the other Party as appropriate:

       A. The Local Interconnection rate element that applies to Local Traffic on a minute of use basis that each Party switches for termination purposes at its wire centers. The local interconnection rate is $0.0053123.

       B. The Tandem Switching rate element that applies to tandem routed Local Traffic on a minute of use basis. The tandem switching rate is $0.0013054.

       C. The Common Transport Facility rate element that applies to tandem routed Local Traffic on a per minute/per mile basis. The Common Transport Facility rate is $0.0000029.

       D. The Common Transport Terminal element that applies to tandem routed Local Traffic on a per minute/per termination basis. The Common Transport Termination rate is $0.0001670.

       E. The Tandem Transiting Charge is comprised of the following rate elements:

              Tandem Switching:                                       =    $0.0013054

              Tandem Transport (10 mile average): 10 x $0.0000029     =    $0.0000290

              Transport Termination (2 Terminations): 2 x $0.0001670  =    $0.0003340

                   Transiting Charge:                                 =    $0.0016684

                                      APPENDIX D
RATES AND CHARGES FOR INTERIM NUMBER PORTABILITY USING RCF


GENERAL. GTE provides interim number portability using remote call forwarding technology in it's tariff Cal. P.U.C. No. K-4. ACI agrees to use the same terms, conditions, and charges when providing interim number portability using remote call forwarding technology to GTE.

In addition, as defined in Article V, Section 3.2.3, the Party providing the ported number will pay the other Party the rate per line per month for each ported business line and the rate per line per month for each ported residential line for the sharing of Access Charges on calls to ported numbers.

     Business Rate Per Line Per Month:           $4.00

     Residential Rate Per Line Per Month:        $2.50

                                   APPENDIX E

                            (Reserved For Future Use)

                                     APPENDIX F
                           PRICES FOR UNBUNDLED ELEMENTS


GENERAL.  The rates contained in this APPENDIX F are the rates as defined in
Article VII, VII and are subject to change resulting from future Commission or other proceedings, including but not limited to any generic proceeding to determine GTE's unrecovered costs (e.g., historic costs, contribution, undepreciated reserve deficiency, or similar unrecovered GTE costs (including GTE's interim Universal Service Support Surcharge)), the establishment of a competitively neutral universal service system, or any appeal or other litigation.

GTE will offer unbundled loops and ports under the following conditions:

GTE assesses a separate interim universal service fund surcharge for loops and ports to provide continued universal service support that is implicit in GTE's current retail services prices; and to respect the careful distinctions Congress has drawn between access to UNEs, on the one hand, and the purchase at wholesale rates of GTE services on the other. This surcharge is being addressed (or will be addressed) by the Commission or a court of competent jurisdiction. The parties agree that GTE will offer the port and loop UNEs at the rates set forth below in Appendix F without the interim surcharge, but subject to the following terms and conditions:

     A. ACI agrees that within thirty (30) days after the effective date of a Commission or court order affirming GTE's interim surcharge, ACI will (i) begin paying the monthly interim surcharge in accord with Appendix F, and (ii) to the extent required by the terms of a Commission or court order relating to the interim surcharge, ACI will make a lump sum payment to GTE of the total interim surcharges retroactive to the effective date of this Agreement.

     B. Notwithstanding any provision in this Agreement, GTE may, at its sole discretion and at any time, seek injunctive or other relief
         (i) requiring ACI to pay GTE's interim surcharge or (ii) requiring the Commission to immediately impose the interim surcharge.

     C. Nothing in this Agreement shall restrict or impair GTE from seeking injunctive relief or any other remedy at any time and in any court regarding GTE's interim surcharge or the Commission's rejection or modification of GTE's interim surcharge.

                             MONTHLY RECURRING CHARGES

LOCAL LOOPS
        2 Wire Analog Voice Grade Loop              $    30.00
        4 Wire Analog Voice Grade Loop              $    48.00
        2 Wire Digital Loop                         $    30.00
        4 Wire Digital Loop                         $    48.00
        DS-1 Loop                                   $      TBD
        DS-3  Loop                                  $      TBD
        Mid-Span Repeater                           $      TBD

NETWORK INTERFACE DEVICE
        Basic NID                                   $     2.80
        12 x NID                                    $     3.00

LOCAL SWITCHING (must purchase port)
       Ports
          2 Wire Analog Line Port                   $     6.70
          2 Wire ISDN Digital Line Port             $      TBD
          DS-1 Digital Trunk Port                   $   129.90
          4 Wire ISDN Digital DS-1 Port             $      TBD

     Local Switching, average per MOU               $0.0053123

     Shared Transport
          Transport Termination MOU/Term            $0.0001670
          Transport Facility MOU/Mile               $0.0000029
          Tandem Switching MOU                      $0.0013054

VERTICAL FEATURES                                  See Attached

DEDICATED TRANSPORT
      CLEC Dedicated Transport
          2 Wire Voice                              $    30.00
          4 Wire Voice                              $    48.00
          DS1 Standard 1st System                   $   240.00
          DS1 Standard Add'l System                 $   130.00
          DS3 Protected, Electrical                 $ 1,194.94
          DS1 to Voice Multiplexing                 $   262.85
          DS3 to Voice Multiplexing                 $   373.55

      Interoffice Dedicated Transport
          Voice Facility Per ALM                    $     5.00
          DS1 Facility Per ALM                      $     5.00
          DS1 Per Termination                       $    37.97
          DS3 Facility Per ALM                      $    30.00
          DS3 Per Termination                       $   344.54

UNIVERSAL SERVICE SUPPORT (USF) SURCHARGE
          Per Loop                                  $      TBD
          Per Port                                  $      TBD

EIS CROSS CONNECTION
          DS0 Level Connection                         Tariff
          DS1 Level Connection                         Tariff

                                      F-3

                              NON-RECURRING CHARGES

SERVICE ORDERING (loop or port)
          Initial Service Order, per order                $    47.25
          Transfer of Services Charge, per order          $    16.00
          Subsequent Service Order, per order             $    24.00
          Customer Service Record Research, per request   $     5.25

INSTALLATION
          Unbundled Loop, per loop                        $    14.25
          Unbundled Port, per port                        $    14.25

LOOP FACILITY CHARGE, per order                           $    79.75
          This charge will apply when field work is required
          for establishment of new unbundled loop service.



                                    ATTACHMENT 1
                       CALIFORNIA UNBUNDLED VERTICAL FEATURES

                                                               (Subject to
                 VERTICAL FEATURES                             Availability)
                 -----------------                             -------------
Three Way Calling                             $/line/month         $1.13
Call Forwarding Variable                      $/line/month         $1.23
Cust. Changeable Speed Calling 1-Digit        $/line/month         $0.90
Cust. Changeable Speed Calling 2-Digit        $/line/month         $0.92
Call Waiting                                  $/line/month         $0.73
Cancel Call Waiting                           $/line/month         $0.25
Automatic Callback                            $/line/month         $0.41
Automatic Recall                              $/line/month         $0.32
Calling Number Delivery                       $/line/month         $4.01
Calling Number Delivery Blocking              $/line/month         $0.62
Distinctive Ringing / Call Waiting            $/line/month         $1.96
Customer Originated Trace                     $/line/month         $0.47
Selective Call Rejection                      $/line/month         $2.53
Selective Call Forwarding                     $/line/month         $2.94
Selective Call Acceptance                     $/line/month         $7.43
Call Forwarding Variable CTX                  $/line/month         $0.92
Call Forwarding Incoming Only                 $/line/month         $0.26
Call Forwarding Within Group Only             $/line/month         $0.25
Call Forwarding Busy Line                     $/line/month         $0.26
Call Forwarding Don't Answer All Calls        $/line/month         $0.48
Remote Call Forward                           $/line/month         $1.11
Call Waiting Originating                      $/line/month         $0.33
Call Waiting Terminating                      $/line/month         $0.71
Cancel Call Waiting CTX                       $/line/month         $0.25
Three Way Calling CTX                         $/line/month         $1.38
Call Transfer Individual All Calls            $/line/month         $0.31
Add-on Consultation Hold Incoming Only        $/line/month         $0.25
Speed Calling Individual 1-Digit              $/line/month         $0.63
Speed Calling Individual 2-Digit              $/line/month         $0.64
Direct Connect                                $/line/month         $0.42
Distinctive Alerting/Call Waiting Indicator   $/line/month         $1.46
Call Hold                                     $/line/month         $0.59

                                      F-5

                                                               (Subject to
                 VERTICAL FEATURES                             Availability)
                 -----------------                             -------------
Semi-Restricted (Orig/Term)                   $/line/month         $ 1.85
Fully-Restricted (Orig/Term)                  $/line/month         $ 1.85
Toll Restricted Service                       $/line/month         $ 0.26
Call Pick-up                                  $/line/month         $ 0.34
Directed Call Pick-up w/Barge-In              $/line/month         $ 0.40
Directed Call Pick-up w/o Barge-In            $/line/month         $ 0.39
Special Intercept Announcements               $/line/month         $ 8.49
Conference Calling -- 6-Way Station Cont.     $/line/month         $ 4.24
Station Message Detail Recording              $/line/month         $ 1.61
Station Message Detail Recording to Premises  $/line/month         $ 3.12
Fixed Night Service -- Key                    $/line/month         $ 3.05
Attendant Camp-on (Non-DI Console)            $/line/month         $ 1.36
Attendant Busy Line Verification              $/line/month         $ 4.45
Control of Facilities                         $/line/month         $ 0.25
Fixed Night Service -- Call Forwarding        $/line/month         $ 0.32
Attendant Conference                          $/line/month         $12.88
Circular Hunting                              $/line/month         $ 2.95
Preferential Multiline Hunting                $/line/month         $ 0.45
Uniform Call Distribution                     $/line/month         $ 3.42
Stop Hunt Key                                 $/line/month         $ 0.25
Make Busy Key                                 $/line/month         $ 0.60
Queuing                                       $/line/month         $ 1.10
Automatic Route Selection                     $/line/month         $ 0.35
Facility Restriction Level                    $/line/month         $ 0.25
Expansive Route Warning Tone                  $/line/month         $ 0.25
Time-of-Day Routing Control                   $/line/month         $ 0.31
Foreign Exchange Facilities                   $/line/month         $13.40
Anonymous Call Rejection                      $/line/month         $ 5.31
Basic Business Group Sta-Sta ICM              $/line/month         $10.23
Basic Business Group CTX                      $/line/month         $ 1.76
Basic Business Group DOD                      $/line/month         $ 0.71
Basic Business Auto ID Outward Dialing        $/line/month         $ 0.25

                                      F-6

                                                               (Subject to
                 VERTICAL FEATURES                             Availability)
                 -----------------                             -------------

Basic Business Group DID                      $/line/month         $ 0.25
Business Set Group Intercom All Calls         $/line/month         $ 7.55
Dial Call Waiting                             $/line/month         $ 0.57
Loudspeaker Paging                            $/line/month         $12.38
Recorded Telephone Dictation                  $/line/month         $13.28
On-Hook Queuing for Outgoing Trunks           $/line/month         $ 4.46
Off-Hook Queuing for Outgoing Trunks          $/line/month         $ 1.54
Teen Service                                  $/line/month         $ 0.82
Bg -- Automatic Call Back                     $/line/month         $ 0.83
Voice/Data Protection                         $/line/month         $ 0.25
Authorization Codes for Afr                   $/line/month         $ 0.36
Account Codes for Afr                         $/line/month         $ 0.59
Code Restriction Diversion                    $/line/month         $ 0.37
Code Calling                                  $/line/month         $14.60
Meet-Me Conference                            $/line/month         $ 5.93
Call Park                                     $/line/month         $ 0.25
Executive Busy Override                       $/line/month         $ 0.25
Last Number Redial                            $/line/month         $ 0.50
Direct Inward System Access                   $/line/month         $ 0.25
Authorization Code Immediate Dialing          $/line/month         $ 0.25
Bg -- Speed Calling Shared                    $/line/month         $ 0.25
Attendant Recall from Satellite               $/line/month         $ 0.25
Bg -- Speed Calling 2-Shared                  $/line/month         $ 0.25
Business Set -- Call Pick-up                  $/line/month         $ 0.25
Authorization Code for Mdr                    $/line/month         $ 0.25
Locked Loop Operation                         $/line/month         $ 0.25
Attendant Position Busy                       $/line/month         $ 0.25
Two-Way Splitting                             $/line/month         $ 0.84
Call Forwarding -- All (Fixed)                $/line/month         $ 1.75
Business Group Call Waiting                   $/line/month         $ 0.25
Music on Hold                                 $/line/month         $ 6.41
Automatic Alternate Routing                   $/line/month         $ 4.95

                                      F-7

                                                               (Subject to
                 VERTICAL FEATURES                             Availability)
                 -----------------                             -------------

DTMF Dialing                                  $/line/month         $ 0.25
BG DTMF Dialing                               $/line/month         $ 0.25
Business Set Access to Paging                 $/line/month         $ 3.97
Call Flip-Flop (Ctx-A)                        $/line/month         $ 3.52
Selective Calling Waiting (Class)             $/line/month         $ 2.80
Direct Inward Dialing                         $/line/month         $11.85
Customer Dialed Account Recording             $/line/month         $ 3.37
Deluxe Automatic Route Selection              $/line/month         $ 0.68
MDC Attendant Console                         $/line/month         $63.74
Warm Line                                     $/line/month         $ 0.25
Calling Name Delivery                         $/line/month         $ 0.25

                                      F-8

                                   APPENDIX G
                  RATES AND CHARGES FOR 911/E911 ARRANGEMENTS


The following services are offered by GTE for purchase by ACI, where an individual item is not superseded by a tariffed offering.

                                                                  NRC         MRC
                                                                  ---         ---
1.  9-1-1 Selective Router Map                                  $125.00        n/a
    Provided is a color map showing a selective
    router's location and the GTE central offices that
    send their 9-1-1 call to it.  The selective router
    and central office information will include CLLI
    codes and NPA/NXXs served.  The map will include
    boundaries of each central office and show major
    streets and the county boundary.  Permission to
    reproduce within ACI for its internal use is
    granted without further fee.  Non-tariffed price.

2.  9-1-1 Selective Router Pro-Rata Fee/trunk                     $0         $100.77
    This fee covers the cost of selective routing
    switch capacity per trunk to cover investment to
    handle the additional capacity without going to the
    9-1-1 districts for additional funding.

3.  PS ALI Software                                             $790.80
    A personal computer software program running on
    Windows 3.1-TM- for formatting subscriber records
    into NENA Verison #2 format to create files for
    uploading to GTE's ALI Gateway.  Fee includes
    software, warranty and 1 800 872-3356 support at no
    additional cost.

4.  ALI Gateway Service                                         $135.00      $36.12
    Interface for delivery of ALI records to GTE's Data
    Base Management System.  This provides a computer
    access port for ACI to transmit daily subscriber
    record updates to GTE for loading into ALI
    databases.  It includes support at 1 800 872-3356
    at no additional cost.

5.  9-1-1 Interoffice Trunk                                     Tariff       Tariff
    This is a tariffed offering, to be found in each
    state's Emergency Number Service Tariff.


                                     G-1

                                                                 NRC          MRC
                                                                 ---          ---
6.  ALI Database                                                Tariff       Tariff
    This is a tariffed offering, to be found in each
    state's Emergency Number Service Tariff.

7.  Selective Router Database per Record Charge                 Tariff       Tariff
    Fee for each ALI record used in a GTE selective
    router.  This is a tariffed offering, to be found
    in each state's Emergency Number Service Tariff.

8.  MSAG Copy
    Production of one copy of a 9-1-1 Customer's Master
    Street Address Guide, postage paid.
    a.  Copy provided in paper format                           $238.50      $54.00
    b.  Copy provided in flat ASCII file on a 3 1/2" diskette   $276.00      $36.00

                                      APPENDIX H
               SERVICE ORDERING, PROVISIONING, BILLING AND MAINTENANCE


1. SERVICE ORDERING, SERVICE PROVISIONING, AND BILLING SYSTEMS GENERALLY. The following describes generally the operations support systems that GTE will use and the related functions that are available for ordering, provisioning and billing for resold services, interconnection facilities and services and unbundled network elements. Except as specifically provided otherwise in this Agreement, service ordering, provisioning, billing and maintenance shall be governed by the GTE Guide. Before orders can be taken, ACI will provide GTE with its Operating Company Number ("OCN") and Company Code ("CC") as follows:

       (a) ACI must provide their OCN (four-digit alpha-numeric assigned by Bellcore or number administrator) on the CLEC Profile. The GTE Guide provides the necessary information for ACI to contact Bellcore to obtain the OCN. There are no optional fields on the Profile.

       (b) Before the Local Service Request ("LSR") and Directory Service Request ("DSR") order forms can be processed ACI must provide the OCN and Customer Carrier Name Abbreviation ("CCNA").

1.1    OPERATIONS SUPPORT SYSTEMS FOR TRUNK-SIDE INTERCONNECTION

       1.1.1 ACI will be able to order trunk-side interconnection services and facilities from GTE through a direct electronic interface over the GTE Network Data Mover ("NDM") in a nondiscriminatory manner. Orders for trunk-side interconnection will be initiated by an Access Service Request ("ASR") sent electronically by ACI over the NDM. ASRs for trunk-side interconnection will be entered electronically into GTE's Carrier Access Management System ("CAMS") to validate the request, identify any errors, and resolve any errors back to ACI. CAMS is a family of GTE systems comprised primarily of EXACT/TUF, SOG/SOP, and CABS.

       1.1.2 The use of CAMS to support ACI's requests for trunk-side interconnection will operate in the following manner: GTE will route the ASR through its data center to one of two National Access Ordering Centers ("NACC"). The ASR will be entered electronically into the EXACT/TUF system for validation and correction of errors. Errors will be referred back to ACI. ACI then will correct any errors that GTE has identified and resubmit the request to GTE electronically through a supplemental ASR, without penalty or charge (e.g., order modification charge) to ACI. Similarly, errors committed by GTE subsequent to the receipt of a valid ASR from

                 ACI will be expeditiously identified and corrected by GTE without the need for ACI's submission of a supplemental ASR. GTE then will translate the ASR into a service order for provisioning and billing. In order to convert the ASR into a service order, GTE personnel must apply the necessary elements to provision the service and include the billable elements necessary for GTE to bill ACI for the services provided. This application also requires a determination of the access tandem to end office relationships with the service requested.

       1.1.3 At the next system level, translated service orders will be distributed electronically through the SOG/SOP systems to several destinations. The SOG/SOP system will begin the actual provisioning of the service for ACI. Other GTE provisioning systems are CNAS and ACES. The GTE Database Administrative Group ("DBA") and the Special Services Control Center ("SSCC") will be the two most important destinations at this level. The DBA location will identify codes for the appropriate GTE switch in order to provide the functions required by the ASR. The SSCC will provide the engineering for the facilities over which the services will be handled. Information from these two groups (and others) then will be transmitted electronically to GTE's field service personnel (Customer Zone Technicians or "CZTs") who will establish the trunks and facilities, thus connecting the GTE facilities to a connecting company, if one is required, and to ACI. GTE's CZTs also will contact ACI directly to perform testing, and upon acceptance by ACI, will make the necessary entries into the GTE system to complete the order. The completed orders then will pass to GTE's Carrier Access Billing System ("CABS") which will generate the bill to ACI. The billing process under CABS requires coordination with several other systems.

       1.1.4 Billing for transport and termination services cannot be accomplished without call records from GTE's central office switches. Records of usage will be generated at GTE's end office switches or the access tandems. Call usage records will be transmitted electronically from GTE's switches through GTE's Billing Intermediate Processor ("BIP"). This system will collect the call records, perform limited manipulations to the record and transfer them to a centralized data center where they will be processed through the Universal Measurement System ("UMS") to determine the validity and accuracy of the records. UMS also will sort the records and send them to the CABS billing system, from which GTE will produce a bill and send it to ACI.

1.2    OPERATIONS SUPPORT SYSTEMS FOR RESOLD SERVICES AND UNBUNDLED ELEMENTS

       1.2.1 ACI will also be able to order services for resale and unbundled network elements, as well as interim number portability, directly from GTE through an electronic interface. To initiate an order for these services or elements, ACI will submit a Local Service Request ("LSR") from its data center to GTE's Data Center using the same electronic NDM interface used for trunk-side interconnection. If no NDM interface exists or if ACI chooses to establish a separate NDM interface, ACI must request an NDM facility. For new entrants that elect not to interface electronically, GTE will accommodate submission of LSR orders by facsimile, E-mail, Internet or a dial NDM arrangement. An LSR is very similar to an ASR, except that it will be used exclusively for line-side interconnection requests. GTE will transfer LSRs to GTE's NOMC centralized service order processing center electronically.

       1.2.2 Most LSRs will be used either to transfer an existing GTE customer to ACI or to request service for a new customer who is not an existing GTE customer. Depending on the situation, different information will be required on the LSR. LSRs for a conversion of a GTE local customer to ACI must include information relating to all existing, new and disconnected services for that customer, including the customer's name, type of service desired, location of service and features or options the customer desires. ACI will be able to obtain this customer information after GTE has received the customer's written consent as specified in
                 Article VI.?. For service to a new customer who is not an existing GTE customer, the LSR must contain the customer's name, service address, service type, services, options, features and ALEC data. If known, the LSR should include the telephone number and due date/desired due date.

       1.2.3 While ACI would have its own customer information and may have the SAG/GTE products on tape from GTE, ACI would not have the due date or new telephone number for new customers since that information is contained in GTE's systems. Therefore, a process is required to provide this information to ACI. GTE itself does not have uniform access to this information electronically. Until GTE and ACI have agreed and established electronic interfaces, ACI agrees that an 800 number is the method that will be used. The 800 telephone number will connect ACI directly to GTE's NOMC service representatives. When ACI receives a request for basic services from a new local service customer, ACI will call GTE's NOMC through the 800 number, and, while the new customer is on hold, GTE will provide the due date for service and the new telephone number for that customer. At the same time, ACI will give GTE the new customer's name, service address and type of requested service (i.e., R1, B1). GTE will enter that information into its SORCES or SOLAR service ordering systems to be held in suspense until ACI sends the confirming LSR. ACI will then return to its customer holding on the line and provide the due date and new telephone number.

       1.2.4 After concluding the telephone call with the new customer, ACI will complete a confirming LSR for the new service and send it electronically to GTE's data center for processing. Upon receipt, GTE will match the LSR with the service order suspended in GTE's system, and if there is a match, GTE will process the LSR. After the LSR is processed, GTE will transmit confirmation electronically to ACI through the NDM that the LSR has been processed, providing a record of the telephone number and due date. ACI will be required to submit the confirming LSR by 12:00 p.m. each day local time, as defined by the location of the service address. If ACI fails to submit the LSR in a timely manner, the suspended LSR will be considered in jeopardy, at which time GTE will assign a new due date upon receipt of the delayed LSR for such customer requests and notify ACI of the change.

       1.2.5 Number assignments and due date schedules for services other than single line service and hunt groups up to 12 lines will be assigned within approximately twenty-four (24) hours after GTE's receipt of the LSR using the standard Local Service Confirmation ("LSC") report sent electronically to ACI over the NDM, thereby providing a record of the newly established due date. An exception would be a multi-line hunt group for 12 lines or fewer. The other numbers then will be provided through the normal electronic confirmation process.

       1.2.6 The processing of specifically requested telephone numbers (called "vanity numbers") is as follows. GTE will work with ACI on a real time interface to process vanity numbers while ACI's customer is still on the line. If a number solution can be established expeditiously, it will be done while the customer is still on the line. If extensive time will be required to find a solution, GTE service representatives will work with ACI representatives off line as GTE would for its own customers. For all of this, the basic tariff guidelines for providing telephone numbers will be followed.

       1.2.7 Once the order for line-side interconnection service is established, it is moved for provisioning to the next system level. Here, GTE will validate and process the LSR to establish an account for ACI and, if GTE continues to provide some residual services to the customer, GTE will maintain a GTE account. In GTE's system, GTE's account is called the Residual Account and ACI's account is referred to as the ACI Account. If any engineering for the service is necessary, the account would be distributed to the SSCC. Otherwise, it will be distributed for facility assignment.

       1.2.8 With the account established and any engineering and facility assignment complete, GTE then will transmit electronically a record to GTE's CZT field personnel if physical interconnection or similar activity is required. The CZTs will provision the service and then electronically confirm such provision in the SOLAR/SORCES system when completed. The accounts then will be transmitted to GTE's Customer Billing Services System ("CBSS"). GTE shall provide to ACI a service completion report. Call records for actual service provided to ACI's customers on GTE facilities will be transmitted from GTE's switches through some usage rating systems (BIP, UMS), screened and eventually delivered to CBSS for the generation of bills.

       1.2.9 CBSS is a different system than CABS, and it is the one that GTE will utilize to produce the required bills for resold services, unbundled elements and local number portability. CBSS will create a bill to ACI for resold services and unbundled elements along with a summary bill master. Daily unrated records for intraLATA toll usage and local usage (incollect usage data will be provided on rated basis) on ACI's accounts will be generated and transmitted electronically to ACI.

       1.2.10 On resold accounts, GTE will provide usage in EMR format per existing file exchange schedules. The usage billing will be in agreed upon level of detail for ACI to issue a bill to its end users.

       1.2.11 GTE will provide ACI with detailed monthly billing information in a paper format until an agreed upon Electronic Data Interchange 811 electronic bill format is operational.

       1.2.12 State or sub-state level billing will include up to ten (10) summary bill accounts.

       1.2.13 GTE accepts ACI's control reports and agrees to utilize industry standard return codes for unbillable messages. Transmission will occur via the NDM. Tape data will conform to Attachment "A" of the LRDTR. Data will be delivered Monday through Friday except for Holidays as agreed. Data packages will be tracked by invoice sequencing criteria. GTE contacts will be provided for sending/receiving usage files.

       1.2.14 GTE will retain data backup for 45 Business Days. To the extent this retention is exclusively for ACI, ACI shall reimburse GTE for all expenses related to this retention.

       1.2.15 In addition to the LSR delivery process, ACI will distribute directory assistance and directory listing information (together sometimes referred to hereafter as "DA/DL information") to GTE via the LSR ordering process over the NDM. GTE will provide listings service via its "listing continuity" offering.

       1.2.16 Charges and credits for PIC changes ordered via an LSR will appear on the wholesale bill. As ACI places a request for a PIC change via LSR, the billing will be made on ACI account associated with each individual end user. GTE will process all PIC changes from IXCs that are received for ACI end users by rejecting back to the IXC with the ACI OCN. Detail is provided so that ACI can identify the specific charges for rebilling to their end user.

       1.2.17 CMDS. The parties will provide for the distribution of intraLATA CMDS incollect messages and/or selected local measured service messages as follows:

                 1.2.17.1 MESSAGES TO BE SCREENED. GTE receives CMDS I transmissions containing intraLATA incollect messages from the state RBOC CMDS host each business day. Per ACI's request, GTE will screen the incollects by NPA and line number and accumulate the Collect, Third Number Billed and Credit Card (collectively called incollects) messages in a data file. The screening will be for end users who have chosen ACI as their local service provider through a Resale or Unbundled Network arrangement. The screened incollect messages and any Local Measured Service (LMS) usage will be accumulated and forwarded to ACI. The Parties will mutually agree on the frequency of the data exchange and the method of transmission (i.e., magnetic tape or direct electronic transmission). GTE will forward the screened messages in the industry standard EMR format. GTE intraLATA toll messages that are recorded by GTE and dialed on a one plus or zero plus basis are not part of this section and will not be screened.

                 1.2.17.2 COMPENSATION. GTE will bill ACI monthly for all services related to the screening, accumulating, processing and transmitting of incollect messages and LMS usage, if applicable, at a reasonable and mutually agreeable charge. In addition, any message processing fee associated with ACI's incollect messages that are charged to GTE by the CMDS Host will be passed on to ACI on the monthly statement. All revenue, surcharges, taxes and any other amounts due to the CMDS Host for ACI's incollect messages will be billed on the monthly statement. It is ACI's responsibility to bill and collect all incollect and LMS amounts due from its end users. The incollect and LMS revenue amounts that are listed on the monthly invoice are payable to GTE in total. The Parties agree that the arrangement for invoicing the incollect and LMS revenue amounts due GTE is not a settlement process with ACI.

                 1.2.17.3 ADMINISTRATION. The Parties agree to develop a process whereby ACI's end user information is available in a timely manner to allow GTE to build tables to screen the CMDS incollect files and LMS files on behalf of ACI.

       1.2.18 BACKBILLING. GTE shall bill ACI on a timely basis. In no case shall GTE bill ACI for previously unbilled charges that are for more than one year prior to the current bill date.

1.3    ORDER PROCESSING.

       1.3.1 ORDER EXPECTATIONS. ACI agrees to warrant to GTE that it is a certified provider of telecommunications service. ACI will document its Certificate of Operating Authority on the CLEC Profile and agrees to update this CLEC Profile as required to reflect its current certification. The Parties agree to exchange and to update end user contact and referral numbers for order inquiry, trouble reporting, billing inquiries, and information required to comply with law enforcement and other security agencies of the government. The Parties also agree to exchange and to update internal order, repair and billing point of contacts. Prior to submitting an order under this Agreement, ACI shall obtain such documentation as may be required by state and federal laws and regulations.

       1.3.2 GTE shall provide ACI with a specified customer contact center for purposes of placing service orders and coordinating the installation of services. These activities shall be accomplished by telephone call or facsimile until electronic interface capability has been established. The Parties adopt the OBF LSR and DSR forms for the ordering, confirmation and billing of resale and unbundled services. The Parties adopt the OBF ASR forms for the ordering, confirmation and billing of trunk-side interconnection.

       1.3.3 GTE will process such service orders during normal operating hours, at a minimum on each Business Day between the hours of 8 a.m. to 8 p.m. Eastern Time and shall implement service orders within the same time intervals used to implement service orders for similar services for its own users.

       1.3.4 GTE will provide current GTE customer proprietary network information (name, address, telephone number and description of services provided by GTE including PIC and white page directory listing information) as provided in Article VI, Section ?. The return of customer information will be via facsimile or via electronic transmission.

       1.3.5 Transfer Between Local Service Providers - GTE will provide a displacement/out service report to a Local Service Provider (LSP) whenever an end user leaves that LSP and procures service from another LSP. When a ACI end user changes to another LSP, GTE will notfiy ACI when such activity occurs the day after completion or within 48 hours of such disconnect.

2.     MAINTENANCE SYSTEMS.

2.1    GENERAL OVERVIEW

       2.1.1 If ACI requires maintenance for its local service customers, ACI will initiate a request for repair (sometimes referred to as a "trouble report") by calling GTE's Customer Care Repair Center. During this call, GTE service representatives will verify that the end-user is a ACI customer and will then obtain the necessary information from ACI to process the trouble report. While the ACI representatives are still on the line, GTE personnel will perform an initial analysis of the problem and remote line testing for resale services. If engineered services are involved, the call will be made to the GTE

                 SSCC for handling. If no engineering is required and the line testing reveals that the trouble can be repaired remotely, GTE personnel will correct the problem and close the trouble report while ACI representatives are still on the line. If on-line resolution is not possible, GTE personnel will provide ACI representatives a commitment time for repair, and the GTE personnel then will enter the trouble ticket into the GTE service dispatch queue. ACI's repair service commitment times will be within the same intervals as GTE provides to its own end users. Maintenance and repair of GTE facilities is the responsibility of GTE and will be performed at no incremental charge to ACI. If, as a result of a ACI-initiated trouble report, trouble is found to be the responsibility of ACI (e.g., non-network cause) GTE will charge ACI for trouble isolation. ACI will have the ability to report trouble for its end users to appropriate trouble reporting centers 24 hours a day, 7 days a week. ACI will be assigned a customer contact center when initial service agreements are made.

       2.1.2 Repair calls to the SSCC for engineered services will be processed in essentially the same manner as those by the GTE Customer Care Center. GTE personnel will analyze the problem, provide the ACI representative with a commitment time while they are still on the line, and then place the trouble ticket in the dispatch queue.

       2.1.3 GTE then will process all ACI trouble reports in the dispatch queue along with GTE trouble reports in the order they were filed (first in, first out), with priority given to out-of-service conditions. If, at any time, GTE would determine that a commitment time given to ACI becomes in jeopardy, GTE service representatives will contact ACI by telephone to advise of the jeopardy condition and provide a new commitment time.

       2.1.4 Trouble reports in the dispatch queue will be transmitted electronically to GTE CZT service technicians who will repair the service problems and clear the trouble reports. For cleared ACI trouble reports, GTE service technicians will make a telephone call to ACI directly to clear the trouble ticket. GTE service technicians will make the confirmation call to the telephone number provided by ACI. If ACI is unable to process the call or places the GTE technician on hold, the call will be terminated. To avoid disconnect, ACI may develop an answering system, such as voice mail, to handle the confirmation calls expeditiously.

       2.1.5 GTE will provide electronic interface access to operation support systems functions which provide the capability to initiate, status and close a repair trouble ticket. GTE will not provide to ACI real time testing capability on ACI end user services. GTE will not provide to ACI an interface for network surveillance (performance monitoring).

       2.1.6 GTE will resolve repair requests by or for ACI local service customers using GTE's existing repair system in parity with repair requests by GTE end users. GTE will respond to service requests for ACI using the same time parameters and procedures that GTE uses. ACI then would call GTE's Customer Care Center or SSCC while the customers were on hold.

2.2    NETWORK MANAGEMENT CONTROLS.

       2.2.1 NETWORK MAINTENANCE AND MANAGEMENT. The Parties will work cooperatively to install and maintain a reliable network.

       2.2.2 Neither Party shall be responsible to the other if necessary changes in network configurations render any facilities of the other obsolete or necessitate equipment changes.

       2.2.3 NETWORK MANAGEMENT CONTROLS. Each Party shall provide a 24-hour contact number for Network Traffic Management issues to the other's network surveillance management center. A fax number must also be provided to facilitate event notifications for planned mass calling events.
                 Additionally, both Parties agree that they shall work cooperatively that all such events shall attempt to be conducted in such a manner as to avoid degradation or loss of service to other end users. Each Party shall maintain the capability of respectively implementing basic protective controls such as "Cancel To" and "Call Gap."

3. ELECTRONIC INTERFACE. The Parties shall work cooperatively in the implementation of electronic gateway access to GTE operational support systems functions in the long-term in accordance with established industry standards.

3.1 ACI shall have immediate access to the following OSS electronic interfaces that will provide functionality to enable ACI to service customers in an equal and non-discriminatory manner:

       3.1.1 Pre-Order functions, e.g., TN Assignment, DD Reservation, Address Validation, Product Availability, that are available on a dial-up or dedicated basis using the Secure Integrated Gateway System (SIGS).

       3.1.2 Order functions that are available on a dial-up or dedicated basis using CONNECT: Mail file transfer.

       3.1.3     Initial trouble reports via SIGS.

       3.1.4 Electronic transfer of the ACI bill in electronic data 811 format.

3.2 ACI may migrate to fully interactive system to system interconnectivity. GTE, with input from ACI and other carriers, shall provide general interface specifications for electronic access to this functionality. These specifications will be provided to enable ACI to design system interface capabilities. Development will be in accordance with applicable national standards committee guidelines. Such interfaces will be available as expeditiously as possible.

3.3 All costs and expenses for any new or modified electronic interfaces exclusively to meet ACI requirements that GTE determines are technically feasible and GTE agrees to develop will be paid by ACI. Costs for development of systems intended for common use by competing carriers will be assessed based on a mutually agreed method of cost recovery.

3.4 ACI shall be responsible for modifying and connecting any of its pre-ordering and ordering systems with GTE provided interfaces as described in this Appendix.

4. GTE INITIATED ELECTRONIC SYSTEM REDESIGNS. GTE will not charge ACI when GTE initiates its own electronic system redesigns/reconfigurations.

                                 APPENDIX I

                          (Reserved For Future Use)

                                  APPENDIX J

                          (Reserved For Future Use)

                                  APPENDIX K

                           (Reserved For Future Use)

                                  APPENDIX L
         COMPENSATION FOR EXCHANGE OF TRAFFIC USING UNBUNDLED ELEMENTS

1. This Appendix describes the compensation terms that apply for exchanging local, intraLATA, toll and interexchange traffic when ACI uses GTE-provided unbundled ports, local switching and shared transport to provide service to ACI's end users. Reciprocal compensation does not apply in a resale environment.

2.   Compensation for ACI's Purchase of GTE's unbundled local switching.

     A. FOR LOCAL INTRA-SWITCH CALLS between lines connected to GTE's switch where ACI has purchased GTE's unbundled local switching, the Parties agree to impose no call termination charges on each other. GTE's local switching charge will apply as described below where the call is:

               1. Originated by ACI's customer using GTE's unbundled local switching and completed to a GTE customer:

                    a. (For use of the local switch): local switching charge the originating office will apply to ACI.

               2. Originated by ACI's customer using GTE's unbundled local switching and completed to the customer of a third party LEC (not affiliated with ACI) using GTE'S unbundled local switching.

                    a. (For use of the local switch): local switching charge at the originating office will apply to ACI.

               3. Originated by ACI's customer using GTE's unbundled local switching and completed to another ACI's customer using GTE's unbundled local switching.

                    a. (For use of the local switch): local switching charge at the originating office will apply to ACI.

               4. Originated by a GTE customer and terminated to ACI's customer using GTE's unbundled local switching.

                    a.   No local switching charge will apply to ACI.

               5. Originated by the customer of a third-party LEC (not affiliated with ACI) using GTE's unbundled local switching and terminated to ACI's customers using GTE's unbundled local switching.

                    a.   No local switching charge will apply to ACI.

     B. FOR LOCAL INTER-SWITCH CALLS where *CLEC has purchased GTE's unbundled local switching. GTE's charges will apply to CLEC as described below where the call is:

          1. Originated from ACI's end user customer using GTE's unbundled local switching and completed to a GTE customer:

               a. (For use of the local switch): local switching charge at the originating office.

               b. A mileage-based transport charge will apply when ACI uses GTE's transport.

               c.   Tandem Switching, if applicable.

               d. (For call termination): Charges for local interconnection/call termination, when applicable

          2. Originated from ACI's customer using GTE's unbundled local switching and completed to a third-party LEC (not affiliated with ACI) customer using GTE's unbundled local switching.

               a. (For use of the local switch): local switching charge at the originating office.

               b. A mileage-based transport charge will apply when ACI uses GTE's transport.

               c.   Tandem Switching, if applicable.

          3. Originated from ACI's customer using GTE's unbundled local switching and completed to the interconnected network of a third-party LEC (not affiliated with ACI).

               a. (For use of the local switch): local switching charge at the originating office.

               b. A mileage-based transport charge will apply when ACI uses GTE's transport, and mileage shall be measured between the originating office and the IP of the Third Party's network.

               c.   Tandem Switching, if applicable.

          4. Originated from ACI's customer using GTE's unbundled local switching and completed to ACI's customer using GTE's unbundled local switching.

               a. (For use of the local switch): local switching charge at the originating office.

               b. A mileage-based transport charge will apply when ACI uses GTE's transport.

               c.   Tandem Switching, if applicable.

               d. (For use of the local switch):Local switching charge at the terminating office.

          5. Originated by a GTE customer and terminated to ACI's customer using GTE's unbundled local switching.

               a. (For use at local switch): local switching charge at the terminating office.

               b. (For call termination): ACI shall charge GTE for local interconnection/call termination, when applicable.

          6. Originated by a customer of a third-party LEC using GTE's unbundled local switching and terminated to ACI's customer using GTE's unbundled local switching.

               a. (For use of the local switch): local switching charge at the terminating office.

          7. Originated by a customer of the interconnected network of a third-party LEC and terminated to ACI's customers using GTE's unbundled local switching.

               a. (For use of the local switch): local switching charge at the terminating office.

     C. FOR INTRALATA TOLL CALLS where ACI has purchased GTE's unbundled local switching, charges shall apply as follows:

          1.   Originated by ACI's customer and completed to a GTE customer:

               a. (For use of the local switch): local switching charge at the originating office.

               b. Shared transport charge between the two offices will apply when ACI uses GTE's transport.

               c.   Tandem Switching, if applicable.

               d. (For call termination): End Office Switching charge at the terminating office (Switched Access Rate).

          2. Originated by ACI's customer and completed to the customer of a third-party LEC using GTE's unbundled local switching in a distant end office.

               a. (For use of the local switch): local switching charge at the originating office.

               b. Shared transport charge between the two offices will apply when ACI uses GTE's transport.

               c.   Tandem Switching, if applicable.

          3. Originated by ACI's customer and completed to the network of a third-party LEC interconnected with GTE's network.

               a. (For use of the local switch): local switching charge at the originating office.

               b. Common transport charge will apply when ACI uses GTE's transport, and mileage shall be measured between the originating office and the IP of the Third Party's network.

               c.   Tandem Switching, where applicable.

          4. Originated by ACI's customer and completed by another of ACI's customers being served through GTE's unbundled local switching in a distant office.

               a. (For use of the local switch): local switching charge at the originating office.

               b. Shared transport charge between the two offices will apply when ACI uses GTE's transport.

               c.   Tandem Switching, if applicable.

               d. (For use of the local switch): local switching charge at the terminating office.

          5. Originated by a GTE customer and terminated to ACI's customer using GTE's unbundled local switching.

               a. (For use of the local switch): local switching charge at the terminating office.

               b. (For call termination): ACI will charge GTE local switching at the terminating office.

          6. Originated by a customer of a third-party LEC (not affiliated with ACI) using GTE's unbundled local switching in a distant end office and terminated to ACI's customers using GTE's unbundled local switching.

               a. (For use of the local switch): local switching charge at the terminating office.

          7. Originated by a customer of the network of a third-party LEC interconnected with GTE's network and terminated to ACI's customers using GTE's unbundled local switching.

               a. (For use of the local switch): local switching charge at the terminating office.

     D. FOR INTRASTATE SWITCHED ACCESS CALLS where ACI is using GTE's unbundled local switching for calls originated from or terminated to an IXC for completion:

          1. For calls originated from ACI's customer to an IXC switch for completion.

               a. (For use of the local switch): local switching charge at the office.

               b.   Shared Transport;

               c. Tandem Switching

          2. For calls terminating to ACI's end user customer from an IXC switch for completion.

               a. (For use of the local switch): local switching charge at the terminating office.

               b.   Shared Transport;

               c.   Tandem Switching

     E. FOR INTERSTATE SWITCHED ACCESS CALLS where ACI is using GTE's unbundled local switching for calls originated from or terminated to an IXC for completion:

          1. For calls originated from ACI's customer to an IXC switch for completion.

               a. (For use of the local switch): local switching charge at the originating office.

               b.   Shared Transport;

               c.   Tandem Switching

          2. For calls terminating to ACI's customer from an IXC switch for completion:

               a. (For use of the local switch): local switching charge at the terminating office.

               b.   Shared Transport;

               c.   Tandem Switching

          3. Unbundled local switching will be billed on a per minute of use basis and applied to all originating and interswitch terminating traffic, including, but not limited to local, toll, operator services, directory assistance, 911/E911, 500, 700, 800/888, 900, 950, 976, busy calls, no answer, incomplete. Where non-conversation time cannot be measured, the parties will mutually agree on the appropriate measure and charge. Where measurement of terminating local switching minutes is not available, the number of minutes billed for terminating usage will be equal to the number of originating minutes. The Parties will mutually agree on a method and procedure to periodically sample and validate or adjust the ratio of originating to terminating minutes for billing purposes.

                                     APPENDIX 46A
                         GTE/ACI OPT-IN NEGOTIATION ISSUES
                                      MCI TERMS


Pursuant to Section 46 of Article III of this Agreement and subject to all of the terms and conditions thereof, the following MCI Terms referred to in Section 46 will be substituted for the specified terms of this Agreement which are set out below as and when Section 46 calls for them to be substituted.


          Issue                                   MCI Agreement
          Description                             Reference
          -----------                             ---------

1.  The rates for the transport and         The following rates in Attachment I to
    termination of local traffic            Appendix C of the MCI Agreement will
    provided in Appendix C of this          apply instead of Appendix C of this
    Agreement                               Agreement:

      Local Interconnection                        $.0036286
      Tandem Switching                              .0015000
      Common Transport Facility                     .0000212
      Common Transport Termination                  .0001943
      Tandem Transit Charge                         .0021006



2.  The rates for unbundled network         The following rates in Attachments I and
    elements provided in Appendix F         II to Appendix C of the MCI Agreement
    of this Agreement.                      will apply instead of Appendix F of this
                                            Agreement:

    Monthly Recurring Charges

    Local Loops
      2 Wire Analog Voice Grade Loop               $16.81
      4 Wire Analog Voice Grade Loop               $31.85
      2 Wire Digital Loop                          $16.81
      4 Wire Digital Loop                          $31.85

    Local Switching                         The rates in Sections 3 and 5 of
      (All elements)                        Attachment I.


                                   46A-1


    Vertical Features                       The rates in Section 3 of Attachment I.
      (All elements)


    Dedicated Transport                     The rates in Section 5 of Attachment I.
      (All elements)


    Non-Recurring Charges                   The rates in Section 1 of Attachment II.
      (All elements)










                                   46A-2

                                APPENDIX 46B
                      GTE/ACI OPT-IN NEGOTIATION ISSUES
                                 GTE TERMS


Pursuant to Section 46 of Article III of this Agreement, the following terms shall be applied in the event the MCI Terms are deemed to be unlawful, or are stayed or enjoined by a court or commission of competent jurisdiction.



          Issue                                   GTE Agreement
          Description                             Reference
          -----------                             ---------

1.  The rates for the transport and         The rates in Appendix C of this
    termination of local traffic.           Agreement will apply.


2.  The rates for unbundled network         The rates in Appendix F of this
    elements.                               Agreement will apply.











                                   46B-1